Exhibit 10.23

University Towers

AGREEMENT OF SALE

THIS AGREEMENT, entered into as of the 7th day of December, 2011 (the “Effective Date”), by and between BH UNIVERSITY TOWERS, LLC, a Delaware limited liability company (“Purchaser”) and FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (“Seller”).

WITNESSETH:

1.                            PURCHASE AND SALE. Purchaser agrees to purchase and Seller agrees to sell at the price (the “Purchase Price”) of Thirty Three Million and No/100 Dollars ($33,000,000.00), all of the following property (collectively, the “Property”):

(a)                   That certain parcel of real property located in Austin, Texas, more particularly described on Exhibit A attached hereto (the “Land”);

(b)                   Those certain apartments buildings containing 184 apartment units together with the ground floor retail space as described on Exhibit A-2 and Exhibit O-2, located at 801 West 24th Street, Austin, Travis County, Texas and commonly known as University Towers, and the other improvements, structures and fixtures placed, constructed or installed on the Land (collectively, the “Improvements”);

(c)                    All rights and appurtenances pertaining to the Land, including, without limitation, any and all rights of Seller in and to all air and development rights, all mineral rights, roads, alleys, easements, streets and rights-of-way adjacent to the Land, rights of ingress and egress thereto, any strips and gores within or bounding the Land and in the profits or rights or other appurtenances connected with the beneficial use or enjoyment of the Land;

(d)                   All equipment, fixtures, appliances, inventory, computers, computer hardware, computer software, and other tangible personal property of whatever kind or character (the “Personal Property”) located on the Improvements which is used for operation and maintenance of the apartment project and is owned by Seller, including those items set forth on Exhibit B, which shall be transferred to Purchaser at Closing (as hereinafter defined) by a Bill of Sale; provided, however, notwithstanding any provision of this Agreement to the contrary, Seller shall not sell or transfer any proprietary software or other items, tangible or intangible or however characterized, that are proprietary in nature to Seller or Seller’s management company provided such exclusion shall not include electronic records for existing tenants possessed by Seller which shall be transferred to Purchaser;

(e)                    All of Seller’s right, title and interest in all leases, licenses and concession agreements (collectively, the “Leases”) covering space situated at or within the Land and Improvements under any existing Lease (collectively, the “Tenants”) and all refundable deposits (security, pet or otherwise) deposited by Tenants with respect to the Leases;

(f)                     All of Seller’s right, title and interest in and to contractual rights and intangibles with respect to the operation, maintenance, and repair of the Land and the Improvements, including assignable service and maintenance agreements (but excluding any Master Agreements (as hereafter defined)) (collectively, “Service Contracts”), utility agreements, manufacturers’ warranties and guaranties relating to the Personal Property, assignable governmental permits, licenses, certificates and approvals in connection with the ownership of the Property (collectively, the “Licenses”), and all development rights relating or appurtenant to the Land or the Improvements, but specifically excluding (i) any warranties and/or guaranties from or by and/or claims against FFRT Development L.P. and its successors and assigns, (ii) except with respect to insurance proceeds as may be applicable under Section 6 hereof, any insurance maintained by Seller or any Seller Party (defined below) with respect to the Property, (iii) any privileged or confidential documents, records or other instruments, (iv) any property management agreement currently in effect with respect to the Property, (v) the computer software program used by Seller and/or Seller’s property manager in connection with the Property, (vi) the intranet router and switch located on the Property and (vii) the internet website, www.universitytowers.com, which is not owned by Seller or an affiliate thereof, but Seller shall transfer and assign to Purchaser Seller’s interest in the internet websites www.universitytowersaustin.com and www.universitytowers-apts.com. As used herein, the term “Master Agreements” means agreements pertaining to operations, services, maintenance, or repair of multiple properties of Seller or affiliates of Seller. Any Master Agreements affecting the Property will be terminated as to the Property at the Closing;

(g)                    Seller’s right, title and interest, if any, to the following (collectively, the “Intangibles”): (i) all trademarks, trade names, or symbols under which the Property, or any portion thereof, is operated including the name of “University Towers”, but excluding the name “Fairfield,” and derivatives of any such names and the “Fairfield” logo as well as trademarks, trade names, and service marks containing any of such names or such logo (collectively, the “Excluded IP”), (ii) all telephone numbers and exchanges serving the Property, or any portion thereof, (iii) all business and goodwill of Seller related to the Property, or any portion thereof, (iv) all site plans, surveys, soil and substrata studies, architectural drawings, “as built” plans and specifications, engineering plans, floor plans, and landscape plans that relate exclusively to the Property, or any portion thereof, and (v) all leasing materials and brochures, ledger cards, leasing records, leasing applications, tenant credit reports and maintenance and operating records related exclusively to the operation of Property, or any portion thereof including Seller’s right to purchase photos of the Property from the party or parties previously engaged by Seller to photograph the Property;

(h)                   Subject to the provisions of Section 6 of this Agreement, all rights to any award made or to be made or settlement in lieu thereof for damage to the Land or

Improvements by reason of condemnation, eminent domain, exercise of police power or change of grade of any street.

2.                            PURCHASE PRICE. The Purchase Price shall be paid as follows:

(a)                   Within two (2) business days after Purchaser’s receipt of a fully executed electronic or hard copy of this Agreement, the sum of $500,000.00 (the “Initial Earnest Money Deposit”) shall be delivered to Chicago Title Insurance Company, 2001 Bryan Tower, 17th Floor, Dallas Texas 75201, Attn: Shannon Bright (the “Escrow Agent”) to be held by the Escrow Agent, by and in accordance with the provisions of this Agreement.

(b)                   On or before 5:00 p.m. Central Time on the date of expiration of the Approval Period (as defined in Section 17(b), the additional sum of $500,000.00 as additional Earnest Money (“Additional Earnest Money”) shall be deposited in escrow with the Escrow Agent (the Initial Earnest Money Deposit and the Additional Earnest Money deposited pursuant to this subsection (b) shall henceforth collectively be referred to as the “Earnest Money” and shall be governed by this Agreement). If Purchaser fails to deposit the Additional Earnest Money on or before such time on such day, Escrow Agent shall deliver the Initial Earnest Money Deposit to Purchaser and this Agreement shall be terminated.

(c)                    All Earnest Money required under this Agreement shall be delivered to the Escrow Agent by federally wired “immediately available” funds.

(d)                   On the Closing Date (as hereinafter defined), the balance of the Purchase Price adjusted in accordance with the prorations by federally wired “immediately available” funds delivered to the Escrow Agent’s account.

(e)                    Seller and Purchaser acknowledge and agree that Purchaser’s agreement to perform its obligations under this Agreement, including the obligation to deposit any portion of the Earnest Money, is adequate and sufficient consideration to support this Agreement, notwithstanding Purchaser’s termination rights hereunder. In addition to the foregoing consideration, at the same time Purchaser makes the Initial Earnest Money Deposit with the Escrow Agent, Purchaser shall deliver to Seller cash in the amount of $100.00 (the “Independent Contract Consideration”) which amount has been bargained for and agreed to as consideration for Purchaser’s exclusive right or option to purchase the Property, the right to inspect the Property as provided herein, and Purchaser’s other rights and remedies herein. The Independent Contract Consideration is in addition to and independent of all other consideration provided in this Agreement, and is nonrefundable in all events.

(f)                     All Earnest Money required under this Agreement shall, except as expressly set forth to the contrary in this Agreement, become non-refundable upon the expiration of the Approval Period. All Earnest Money shall be credited to the balance of the Purchase Price at Closing. All interest on the Earnest Money remains the sole and exclusive property of Purchaser, does not become part of the Earnest Money, and is payable to Purchaser upon the termination (for whatever reason) or Closing.

3.                  TITLE COMMITMENT AND SURVEY

(a)                   Attached hereto as Exhibit D is a copy of a title commitment with an effective date of October 26, 2011 (“Title Commitment”) for a Texas owner’s standard coverage title insurance policy (“Title Policy”) issued by Chicago Title Insurance Company. The owner’s Title Policy issued at Closing will be an Texas Owner Policy T-1 (Rev. 2/01/10) in the name of Purchaser and in the amount of the Purchase Price, dated effective as of the Closing Date, subject only to: (i) real estate taxes and assessments not yet due and payable; (ii) existing leases; and (iii) those title exceptions set forth in Schedule B of the Title Commitment that are: (A) not objected to by Purchaser within the time or manner set forth in this Agreement, or (B) after such objection, are timely cured (or timely agreed to be cured) by Seller and ultimately waived by Purchaser in accordance with this Agreement. All of the above are herein referred to as the “Permitted Exceptions”. By no later than December 5, 2011, Purchaser shall deliver a notice to Seller (“Purchaser’s Notice”) that lists those title matters which are not approved by Purchaser (“Unpermitted Exceptions”). Seller shall have five (5) business days after receipt of Purchaser’s Notice (the “Cure Period”) to either (i) have the Unpermitted Exceptions removed from the Title Commitment, or (ii) obtain a commitment from the Title Insurer to “insure over” the Unpermitted Exceptions to Purchaser’s satisfaction (provided, as set forth below, no cure of a lien may be carried out by “insuring over” such matter), or (iii) commit to “bond over” the Unpermitted Exceptions to Purchaser’s satisfaction (collectively, “Cure”). If, during the Cure Period, Seller does not Cure or commit to Cure all of the Unpermitted Exceptions, then Purchaser can, within five (5) business days after the expiration of the Cure Period, elect to either take title to the Property subject to such uncured Unpermitted Exceptions or terminate this Agreement and receive a full refund of the Earnest Money on deposit with the Escrow Agent at such time. Notwithstanding anything herein to the contrary, Purchaser shall have no right to terminate this Agreement under this Section 3(a) subsequent to the expiration of the Approval Period except for an Additional Title Matter as described below. Purchaser’s failure to deliver Purchaser’s Notice shall be conclusive evidence that Purchaser has approved all of the title exceptions set forth in Schedule B of the Title Commitment. Purchaser’s failure to terminate this Agreement within five (5) business days after expiration of the Cure Period shall be conclusive evidence that Purchaser has approved all of the title exceptions set forth in Schedule B of the Title Commitment as modified by Seller’s Cure, if at all, and an election by Purchaser to take title to the Property subject to those Unpermitted Exceptions as modified by Seller’s Cure, if at all. Notwithstanding the foregoing, no exceptions or liens related to financing on the Property or other liens of a definite and ascertainable amount will be considered Permitted Exceptions and, therefore, may hereafter be referred to as Unpermitted Exceptions, and Seller shall Cure such items accordingly by fully paying for such items on or prior to the Closing Date or bonding around such items (but not by insuring over) in a manner acceptable to Purchaser in Purchaser’s sole and absolute discretion on or prior to the Closing Date. If any update to the Title Commitment discloses matters which have a material adverse impact on the Property and are not reflected on the Title Commitment and Purchaser objects to the same (an “Additional Title Matter”), Purchaser shall give notice to Seller of such Additional Title Matter and such Additional Title Matter shall thereafter be treated in the same manner under this Section as those title matters disclosed by the original Title Commitment (the “Original Title Matters”), and Seller and Purchaser shall have the same rights and responsibilities with respect to any such Additional Title Matter as they did with the Original Title Matters, to be exercised within the same time periods as they do with the Original Title Matters. The Title Commitment shall be conclusive evidence of good title as therein shown as to all matters insured by the policy, subject only to the Permitted Exceptions. On the Closing Date, Seller shall cause the Title Insurer to issue the Title Policy or a “marked up” commitment in conformity with the Title Commitment, as modified in accordance with this Section 3(a) and subject only to the Permitted Exceptions, providing an irrevocable commitment by the Title Insurer to issue the Title Policy in accordance with this Agreement. Seller shall pay the costs of the standard Title Policy and Purchaser shall pay the costs of any endorsements which Purchaser or its lender requires.

(b)                   Purchaser acknowledges receipt of a survey (“Survey”) of the Property dated June 8, 2006 prepared by SAM Inc. By no later than December 5, 2011, Purchaser shall notify Seller of those Survey matters which are not approved by Purchaser (“Survey Defects”). Seller shall have five (5) business days after its receipt of Purchaser’s Notice (the “Survey Cure Period”) to either cure or commit to cure (“Survey Cure”) the Survey Defects or advise Purchaser that Seller will not cure the Survey Defects. If Seller fails to deliver written notice to Purchaser of its election to either cure or not cure the Survey Defects prior to the expiration of the Survey Cure Period, Seller will be deemed to have elected not to cure the Survey Defects.

If Seller elects, or is deemed to have elected, not to cure one or more of the Survey Defects, then Purchaser shall have the right to terminate this Agreement within five (5) business days after expiration of the Survey Cure Period. Purchaser’s failure to deliver Purchaser’s Notice setting forth any Survey Defects shall be conclusive evidence that Purchaser has approved the Survey and its failure to terminate this Agreement within five (5) business days after expiration of the Survey Cure Period shall be deemed an election by Purchaser to accept the Survey, as modified by Seller’s Survey Cure, if at all. Prior to the Closing, Purchaser may, at its sole cost and expense, have the Survey updated and re-certified to the Purchaser and the Title Insurer. Purchaser shall pay for any additional work with respect to the Survey which Purchaser requires except for those matters that Seller timely cures or commits to cure as provided herein. If the updated and/or re-certified Survey discloses matters which are not reflected on the Survey and have a material adverse impact upon the Property (the “Additional Survey Defects”), then Purchaser shall, within two business days after receipt of the updated Survey, give notice to Seller of the same and Seller shall request the Title Insurer to issue a title indemnity insuring over the Additional Survey Defects. If Seller is unable to cause the Title Insurer to issue a title indemnity insuring over the Additional Survey Defects, then Purchaser can elect to either take title to the Property subject to the Additional Survey Defects or terminate this Agreement. If Purchaser fails to give notice to Seller of the Additional Survey Defects within the time period set forth in this Section, Purchaser shall be deemed to have approved the Survey.

(c)                    If Purchaser terminates this Agreement pursuant to subsection (a) or (b) under this Section 3, then the Earnest Money deposited with the Escrow Agent as of such time shall be returned to the Purchaser and this Agreement shall be terminated, and except as specifically provided for elsewhere in this Agreement, neither party shall have any further obligation or liability hereunder.

(d)                   Notwithstanding the foregoing, in no event will either of the following be deemed a Permitted Exception: (i) any title matter (whether an Original Title Matter or an Additional Title Matter) to which Purchaser objects in accordance with the terms of this Agreement that Seller Cures or commits to Cure and fails to cure by the Closing (unless expressly waived thereafter by Purchaser hereunder); or (ii) any Survey Defect or Additional Survey Defect that Seller cures or commits to cure in accordance herewith and fails to cure by the Closing; provided, however, Purchaser shall accept all Unpermitted Exceptions and all Additional Survey Defects that have been Cured.

4.         CONDITION OF TITLE/CONVEYANCE. Seller agrees to convey fee simple title to the Property by Special Warranty Deed (“Deed”) in recordable form subject only to the Permitted Exceptions. If Seller is unable to convey title to the Property subject only to the Permitted Exceptions because of the existence of an additional title exception not shown on the Title Commitment (“New Exception”), then Purchaser can elect to take title to the Property subject to the New Exception or terminate this Agreement and receive a full refund of the Earnest Money. If Purchaser elects to terminate this Agreement pursuant to this Section, then the Earnest Money shall be delivered to the Purchaser and except as specifically provided for elsewhere in this Agreement, neither party shall have any further obligation or liability hereunder. Notwithstanding the aforesaid, all liens of a definite ascertainable amount which are New or Unpermitted Exceptions shall be fully paid for by Seller at or before Closing or bonded around by Seller (but not insured over) at or before Closing in a manner acceptable to the Title Insurer to remove the same from the Title Commitment. Purchaser’s election to terminate under this Section 4 is not intended to limit any remedy to which Purchaser may be entitled to under this Agreement, including (without limitation) any remedy for a Seller default.

5.                            PAYMENT OF CLOSING COSTS. Seller shall pay any costs associated with Seller’s financing on the Property, including prepayment fees and per diem interest through the date of Closing. Purchaser shall pay the closing costs with reference to any loan which Purchaser obtains. Purchaser and Seller shall equally share the Escrow Agent’s escrow fees. Each party shall pay its attorney’s fees and other legal costs in connection with this Agreement. All other costs not expressly addressed in this Section 5 or elsewhere in this Agreement will be the responsibility of the party typically responsible for such costs in a transaction in the county where the Property is located.

6.                            DAMAGE, CASUALTY AND CONDEMNATION.

(a)                   The risk of loss or damage to the Property by fire or other casualty prior to Closing is borne by Seller; provided that the disposition of the Property following a fire or casualty shall be governed by this Section 6. Seller shall give Purchaser prompt notice of any destruction of any part of the Property or the commencement of any condemnation proceedings against the Property between the date of this Agreement and the Closing Date. If the Property suffers damage as a result of any insured casualty prior to the Closing Date and can be repaired or restored for $250,000 or less, then Seller shall commence the repair or restoration in a expeditious manner, pursuant to construction, repair and restoration contracts approved in advance by Purchaser, in Purchaser’s commercially reasonable judgment (“Repair Contracts”) (except no such advance approval shall be required in the case of an emergency, as determined by Seller in its commercially reasonable judgment, that requires prompt repair or restoration by Seller, provided Seller provides copies of such Repair Contracts to Purchaser promptly after obtaining the same) and the Closing will occur with no reduction in the Purchase Price, provided that, with respect to such damage that has not been repaired or restored, at Closing: (i) Seller shall assign to Purchaser all proceeds of property insurance payable to Seller, less any amounts paid by Seller to repair, restore, or clean up the Property; (ii) Purchaser will receive a credit against the Purchase Price equal to the amount of any deductible under Seller’s property insurance policy; (iii) Purchaser shall accept the Property and remaining Improvements in their damaged state; (iv) Seller has no further obligation to repair or restore any damaged or destroyed portions of the Property; and (v) Seller will assign to Purchaser all of Seller’s rights, title and interest under the Repair Contracts, pursuant to an assignment document in substantially the same form as the assignment of Service Contracts contemplated by this Agreement. If the cost of repair or restoration exceeds $250,000, Seller may commence the repair or restoration pursuant to Repair Contracts approved in advance by Purchaser, in Purchaser’s commercially reasonable judgment (except no such advance approval shall be required in the case of an emergency, as determined by Seller in its commercially reasonable judgment, that requires prompt repair or restoration by Seller, provided Seller provides copies of such Repair Contracts to Purchaser promptly after obtaining the same) and Purchaser can elect to either: (a) terminate this Agreement within seven (7) business days after receipt of written notice of the cost to repair or restore such casualty and receive a full refund of the Earnest Money; or (b) proceed to Closing with no reduction in the Purchase Price and at Closing: (i) Seller shall assign to Purchaser all proceeds of property insurance payable to Seller, less any amounts paid by Seller to repair, restore, or clean up the Property; (ii) Purchaser will receive a credit against the Purchase Price equal to the amount of any deductible under Seller’s property insurance policy; (iii) Purchaser shall accept the Property and remaining Improvements in their damaged state; (iv) Seller has no further obligation to repair or restore any damaged or destroyed portions of the Property; and (v) Seller will assign to Purchaser all of Seller’s rights, title and interest under the Repair Contracts, pursuant to an assignment document in substantially the same form as the assignment of Service Contracts contemplated by this Agreement. If and to the extent that Seller is required in this Section 6(a) to assign and transfer to Purchaser Seller’s right, title, and interest in and to insurance proceeds, (i) Seller shall use commercially reasonable efforts to cause its insurance carriers to pay any unpaid insurance proceeds to which Purchaser is entitled (including business interruption and rental loss insurance of Seller that would be applicable to the period after the Closing) to Purchaser and for Purchaser’s benefit, and (ii) if Seller’s insurance carriers do not permit assignment of such insurance proceeds to Purchaser, Seller agrees to request and use commercially reasonable efforts to obtain from the Seller’s insurance carriers a “policy endorsement” whereby Purchaser shall be added as a “loss payee” under the Seller’s policies effective as of the Closing Date, and then upon receipt of all such unpaid insurance proceeds, Seller shall pay the same to Purchaser. The provisions of this Section 6(a) shall survive the Closing.

(b)                   If condemnation proceedings (“Proceedings”) are instituted against the Property and Purchaser, in its commercially reasonable judgment, determines that such Proceedings would have a material adverse impact on the Property, then Purchaser can elect to either take the Property subject to the Proceedings along with an assignment of Seller’s interest in the Proceedings or terminate this Agreement and receive a full refund of the Earnest Money. If Purchaser elects to terminate this Agreement, it shall be by notice to the Seller within fifteen (15) business days after Seller notifies Purchaser of the Proceedings and Purchaser shall receive a full refund of the Earnest Money. If Proceedings are instituted against the Property and Purchaser fails to give the termination notice described above and, therefore, does not have the option to terminate this Agreement as provided above, then at Closing, Purchaser will take an assignment of Seller’s interest in the Proceedings.

(c)                    If the Agreement is terminated pursuant to this Section, then the Earnest Money shall be delivered to the Purchaser and except as specifically provided for elsewhere in this Agreement, neither party shall have any further obligation or liability hereunder.

7.                            AS-IS CONDITION.

(a)                   Except as may be specifically set forth in this Agreement or in any document executed by Seller in connection with the Closing (the “Closing Documents”), Purchaser is not relying on Seller having made any inquiry as to the condition of the Property or the Leases, and except as may be specifically set forth in this Agreement or in any of the Closing Documents, Purchaser acknowledges and agrees that it will be purchasing the Property based solely upon its inspections and investigations of the Property and that Purchaser will be purchasing the Property “AS IS” and “WITH ALL FAULTS” based upon the condition of the Property as of the date of this Agreement, subject to reasonable wear and tear and, subject to the provisions of Section 6, loss by fire or other casualty or condemnation from the date of this Agreement until the Closing Date. Without limiting the foregoing, Purchaser acknowledges that, except as may otherwise be specifically set forth in Section 18 or elsewhere in this Agreement or in any of the Closing Documents, neither Seller nor its consultants, brokers or agents have made any other representations or warranties of any kind upon which Purchaser is relying as to any matters concerning the Property, including, but not limited to, any implied warranty as to the quality of the construction of the Property or its fitness for use as an apartment project, the condition of the Land or any of the Improvements, whether or not the Property is subject to airport corridor noise, the existence or nonexistence of asbestos, lead in water, lead in paint, radon, underground or above ground storage tanks, petroleum, toxic waste or any Hazardous Materials or Hazardous Substances (as such terms are defined below), the Tenants of the Property or the Leases affecting the Property, square footage calculations or measurements of any part of the Land or Improvements (regardless of whether the same are shown on any Survey or rent roll), economic projections or market studies concerning the Property, any development rights, taxes, bonds, covenants, conditions and restrictions affecting the Property, water or water rights, topography, drainage, soil, subsoil of the Property, the utilities serving the Property or any zoning, environmental or building laws, rules or regulations affecting the Property. Except as may be specifically set forth in this Agreement or in any of the Closing Documents, Seller makes no representation that the Property complies with Title III of the Americans With Disabilities Act, the Fair Housing Act of 1968 as amended, or any fire codes, building codes or health codes. Except as may be specifically set forth in this Agreement or in any of the Closing Documents, Purchaser, for itself, its successors and assigns and the insurers of each of them, hereby releases and forever discharges Seller, FFRT Development L.P., FF Properties L.P., FFR Trust, Morgan Stanley Real Estate Fund V U.S., L.P., a Delaware limited partnership, Morgan Stanley Real Estate Fund V Special U.S., L.P., a Delaware limited partnership, MSP Real Estate Fund V., L.P., a Delaware limited partnership, Morgan Stanley Real Estate Investors V U.S., L.P., a Delaware limited partnership, MSP Co-Investment Partnership V, L.P., a Delaware limited partnership, and MSP Co-Investment Partnership V-A, L.P., a Delaware limited partnership, and all of their respective members, managers, partners, officers, directors, employees, representatives, agents, consultants, shareholders, trustees and/or beneficiaries and their respective current and former affiliates, heirs, successors, assigns, predecessors, attorneys, agents and related entities (collectively referred to herein as the “Related Parties”) from any and all liability in connection with any claims (including but not limited to all health and medical claims) which Purchaser may have against Seller or any of the Related Parties, and Purchaser hereby agrees not to assert any claims (except as specifically set forth in this Agreement or in any of the Closing Documents), for damage, loss, compensation, contribution, cost recovery or otherwise, against Seller or any of the Related Parties, whether in tort, contract, or otherwise, relating directly or indirectly to the condition of the Property, including without limitation any and all (i) claims relating to the existence of asbestos; (ii) claims attributable to indoor air quality issues, releases from building material and furnishings, releases from cleaning, repairing, or decorating activities, and the operation of heating and cooling systems and humidifiers; (iii) claims relating to Hazardous Materials or Hazardous Substances on, or environmental conditions of, the Property, or arising under the Environmental Laws (as such term is hereinafter defined), or relating in any way to the quality of the indoor or outdoor environment at the Property including methane gas or any of its derivatives; (iv) claims relating to mold, fungus, bacteria and/or other biological growth or biological growth factors, or any other type of indoor contaminants that may exist on the Property; (v) claims relating to latent or patent construction defects or any implied warranty as to fitness for use as an apartment project; and/or (vi) claims relating to the failure of Seller to disclose any information relating to the Property, except as may otherwise be expressly set forth in Section 18 or elsewhere in this Agreement. Notwithstanding anything to the contrary contained herein, Purchaser’s waivers and releases contained in this Agreement shall not apply to, and nothing contained in this Section 7(a) shall constitute a waiver or release by Purchaser with respect to, (A) any claims arising out of Seller’s fraud, (B) any claims arising out of any breach of Seller’s representations, warranties, covenants or obligations specifically set forth in Section 18 or elsewhere in this Agreement or in any of the Closing Documents, (C) any claims made or asserted against Purchaser by any third party (including, without limitation, any applicable governing local, state or federal authority or agency) to the extent that such claims arise out of or in connection with any Hazardous Materials or Hazardous Substances actually brought, placed or released in, on, under or about the Land or the Improvements by Seller or its Related Parties or their respective agents, employees or contractors, or (D) any claims made or asserted against Purchaser by any third party for personal injury or property damage sustained prior to the Closing Date that arise out of or result from occurrences on all or any portion of the Land or the Improvements prior to the Closing Date, but only to the extent such claims do not arise or result from the negligence or willful misconduct of Purchaser or its agents, employees or contractors. As used in this Section the term “affiliates” means, with respect to Seller or any manager, member or partner of Seller, any other entity or person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with Seller or any manager, member or partner of Seller. As used in the previous sentence, “control” means the possession, directly or indirectly, of the power to cause the direction of the management of Seller or any manager, member or partner of Seller, whether through voting securities, by contract, family relationship or otherwise. This release shall forever survive the Closing and the delivery and recording of the Deed. As used herein, the term “Hazardous Materials” or “Hazardous Substances” means (i) hazardous wastes, hazardous materials, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as “hazardous wastes,” “hazardous materials,” “hazardous substances,” “toxic substances,” “pollutants,” “contaminants,” “radioactive materials”, “toxic pollutants”, or other similar designations in, or otherwise subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), 42 U.S.C. § 9601 et seq.; the Toxic Substance Control Act (“TSCA”), 15 U.S.C. § 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1802; the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 9601, et seq.; the Clean Water Act (“CWA”), 33 U.S.C. § 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; the Clean Air Act (“CAA”), 42 U.S.C. § 7401 et seq.; and in any permits, licenses, approvals, plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar federal, state or local laws, regulations, rules or ordinances now or hereafter in effect relating to environmental matters (collectively the “Environmental Laws”); and (ii) any other substances, constituents or wastes subject to any applicable federal, state or local law, regulation or ordinance, including any Environmental Law, now or hereafter in effect, including but not limited to (A) petroleum, (B) refined petroleum products, (C) waste oil, (D) waste aviation or motor vehicle fuel and their byproducts, (E) asbestos, (F) lead in water, paint or elsewhere, (G) radon, (H) Polychlorinated Biphenyls (PCB’s), (I) ureaformaldehyde, (J) volatile organic compounds (VOC), (K) total petroleum hydrocarbons (TPH), (L) benzene derivative (BTEX), (M) petroleum byproducts and (N) methane gas or any of its derivatives.

Purchaser hereby specifically acknowledges that Purchaser has carefully reviewed this subsection, and discussed its import with legal counsel, is fully aware of its consequences, and that the provisions of this subsection are a material part of this Agreement.

Purchaser’s Initials	/s/ JDF

(b)                   Seller has provided to Purchaser certain unaudited historical financial information regarding the Property relating to certain periods of time in which Seller owned the Property. Except as may be otherwise specifically set forth elsewhere in this Agreement or in any of the Closing Documents, Seller makes no representation or warranty that such material is complete or accurate or that Purchaser will achieve similar financial or other results with respect to the operations of the Property, it being acknowledged by Purchaser that Seller’s operation of the Property and allocations of revenues or expenses may be vastly different than Purchaser may be able to attain. Purchaser acknowledges that it is a sophisticated and experienced purchaser of real estate and further that Purchaser has relied upon its own investigation and inquiry with respect to the operation of the Property and releases Seller and the Related Parties from any liability with respect to such historical information.

Purchaser’s Initials	/s/ JDF

8.                            CLOSING. Subject to the satisfaction or waiver of all Purchaser’s Conditions Precedent as set forth in Section 20 of this Agreement, the closing (“Closing”) of this transaction shall occur on December 29, 2011. Possession of the Property shall be delivered to Purchaser at Closing. There will be a “pre-closing” on the first business day immediately preceding the Closing Date (“Pre-Closing Date”) through the office of the Title Insurer.

9.                            CLOSING DOCUMENTS.

(a)                   On or before the Closing Date, Purchaser shall deliver to Escrow Agent the balance of the Purchase Price plus or minus prorations, in accordance with the closing statement prepared by Escrow Agent and approved by Seller and Purchaser.

(b)                   On the Closing Date, Seller shall deliver to Purchaser possession of the Property; all keys used in connection with the Property; original Leases in Seller’s possession or control (and copies of each Lease for which an original is not delivered), copies of the Tenants Lease files (which will be available at the Property); originals of the Service Contracts to the extent retained by and assigned to Purchaser in accordance with this Agreement (and copies of each Service Contract for which an original was not retained by Purchaser), licenses, occupancy agreements, lease commission agreements, permits, and other agreements executed by Seller affecting the Property; and originals of all Licenses in Seller’s possession or control (and copies of each License for which an original is not delivered).

(c)                    On or before the Pre-Closing Date, Seller and Purchaser (where applicable) shall deliver to Escrow Agent or the other party, as applicable, executed originals of the following:

(i)                           the Deed (in the form of Exhibit F attached hereto) executed by Seller subject only to the Permitted Exceptions and those Unpermitted Exceptions waived by Purchaser, if any;

(ii)                        the Bill of Sale (in the form of Exhibit G attached hereto) which shall be executed by Seller and Purchaser;

(iii)                     a closing statement prepared by the Escrow Agent (the closing statement can be sent by facsimile and no original is required) and executed by Seller and Purchaser;

(iv)                    an assignment and assumption of all Service Contracts to be assigned to Purchaser pursuant to this Agreement (in the form of Exhibit H attached hereto) which shall be executed by Seller and Purchaser;

(v)                       an assignment and assumption of all Leases and security deposits (in the form of Exhibit I attached hereto) which shall be executed by Seller and Purchaser;

(vi)                    an updated rent roll, dated no earlier than three (3) business days prior to Closing, certified by Seller as true and accurate in all material respects as of the date and time thereof;

(vii)                 a notice to the tenants of the transfer of title and the assumption by Purchaser of the landlord’s obligations under the Leases and the obligation to refund the security deposits (in the form of Exhibit J attached hereto), which shall be executed by Seller and Purchaser;

(viii)              a non-foreign affidavit (in the form of Exhibit K attached hereto), executed by Seller;

(ix)                    an assignment of Intangibles (in the form of Exhibit L attached hereto), which shall be executed by Seller and Purchaser;

(x)                       a Lead-Based Paint Disclosure (in the form of Exhibit L-1 attached hereto), which shall be executed by Seller and Purchaser;

(xi)                    an assignment of all additional assignable warranties or guaranties in connection with the Property and all assignable governmental permits, licenses, certificates and approvals covering the buildings and the Personal Property situated on the Property, but excluding any warranties and/or guaranties from the general contractor affiliate of Seller (in the form of Exhibit M attached hereto), which shall be executed by Seller and Purchaser;

(xii)                 the Prohibition Against Condominium Conversion Agreement in the form of Exhibit S, which shall be executed by Seller and Purchaser;

(xiii)              evidence of the termination of the property management agreement;

(xiv)             evidence satisfactory to Purchaser, in its commercially reasonable judgment, that any leases to employees who will not be retained by Purchaser or Purchaser’s management company have been amended to contain current “market” terms that are consistent in all material respects with the terms of new resident Leases;

(xv)                originals of the following if they are in Seller’s possession or control (or copies to the extent originals are not in Seller’s possession or control): Licenses, leasing commission agreements, permits, plans, warranties, and Service Contracts being assigned hereunder;

(xvi)             any Retail Tenant Estoppel Certificates as may be required under Section 18(c)(xiv) hereof.

(xvii)          such other documents executed by Seller and/or Purchaser as may be reasonably required by the Title Insurer, including a Gap Indemnity from Seller, in form reasonably acceptable to Seller and Purchaser, in order to consummate the transaction as set forth in this Agreement.

(d)                   At the Closing on the Closing Date, the Escrow Agent shall deliver the Purchase Price to the Seller in accordance with the closing statement and closing instructions of the Purchaser that are not inconsistent with the terms of this Agreement; provided, however, that in no event shall any closing instructions or funding by any lender include any condition which requires that any documents be recorded as a pre-condition to funding. The Closing will be deemed to have occurred with respect to Purchaser or Seller (as applicable) if such party has: (i) complied with all of its obligations in connection with the Closing; (ii) provided Escrow Agent with authorization to record the necessary documents; (iii) as to Purchaser, fund the transaction at or before 5:00 p.m. Central Time on the Closing Date, and (iv) as to Seller, received the balance of the Purchase Price, as adjusted pursuant to this Agreement.

(e)                    If as of the Closing Date (i) Seller shall have complied with all of its obligations in connection with the Closing, and (ii) the Title Insurance Company is irrevocably committed to issue the Owner’s Title Policy subject only to the receipt of sufficient funds to close or authorization to disburse, then if the transaction has not funded (by wire transfer of the balance of the Purchase Price, as adjusted in accordance with this Agreement, to Seller) on or before 5:00 p.m. Central Time on the Closing Date, Purchaser shall be in default hereunder and the Escrow Agent shall deliver the Earnest Money to Seller.

10.                     SELLER’S RIGHT TO CURE. If on or prior to the Closing Date, Purchaser discovers that any representation or warranty of Seller is untrue or misleading in any material respect or that Seller is in default under this Agreement or that Seller has failed to perform a required covenant (collectively, a “Breach”), then Purchaser shall, within five (5) business days after such discovery, give Seller notice of such Breach (“Purchaser’s Notice”); provided, however, Purchaser’s failure to timely give such notice is not a default by Purchaser but Purchaser shall be deemed to have waived such default. Upon receipt of Purchaser’s Notice, Seller shall have the right to cure such Breach within ten (10) days after receipt of such notice and the Closing Date shall be postponed by such ten (10) day period. If Seller is unable to timely cure the Breach, then Seller shall so notify Purchaser (“Seller’s Notice”). In the event of such an uncured Breach (regardless of whether Seller’s Notice is delivered), Purchaser can either waive the Breach or, upon notice to Seller and to the Escrow Agent, terminate this Agreement and seek any other remedy to which Purchaser is entitled hereunder. In the event Purchaser elects to terminate this Agreement in conjunction with the foregoing sentence it shall notify Seller of the same and the Earnest Money shall be returned to the Purchaser and except as specifically provided for elsewhere in this Agreement, neither party shall have any further obligation or liability hereunder.

11.                     DEFAULT BY PURCHASER. ALL EARNEST MONEY DEPOSITED INTO THE ESCROW IS TO SECURE THE TIMELY PERFORMANCE BY PURCHASER OF ITS OBLIGATIONS AND UNDERTAKINGS UNDER THIS AGREEMENT. IN THE EVENT OF ANY UNCURED DEFAULT OF THE PURCHASER UNDER THE PROVISIONS OF THIS AGREEMENT, SELLER MAY, UPON NOTICE TO PURCHASER AND ESCROW AGENT, TERMINATE THIS AGREEMENT AND BE ENTITLED TO BE DELIVERED FROM THE ESCROW AGENT ALL OF THE EARNEST MONEY AS SELLER’S SOLE AND EXCLUSIVE RIGHT TO DAMAGES OR ANY OTHER REMEDY AND PURCHASER SHALL HAVE NO FURTHER RIGHTS TO PURCHASE THE PROPERTY. FOR PURPOSES OF THIS SECTION, AN “UNCURED DEFAULT” IS ANY DEFAULT OR BREACH UNDER THIS AGREEMENT THAT IS NOT CURED BY PURCHASER WITHIN TEN (10) DAYS AFTER WRITTEN NOTICE FROM SELLER TO PURCHASER AND ESCROW AGENT WHICH SPECIFIES DETAILS OF SUCH DEFAULT, EXCEPT FOR THE FAILURE OF PURCHASER TO MAKE WHEN DUE HEREUNDER ANY PAYMENT OF EARNEST MONEY OR OF THE PURCHASE PRICE, OR FAILURE OF PURCHASER TO CLOSE UNDER THIS AGREEMENT ON THE CLOSING DATE FOR ANY REASON (OTHER THAN A SELLER DEFAULT THAT HAS NOT BEEN CURED WITHIN ANY APPLICABLE CURE PERIOD UNDER THIS AGREEMENT), NONE OF WHICH ARE ELIGIBLE TO BE CURED. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF AN UNCURED DEFAULT BY PURCHASER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICAL TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE

EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ REASONABLE ESTIMATE OF SELLER’S DAMAGES.

Seller’s Initials	/s/ AH	Purchaser’s Initials	/s/ JDF

12.                     SELLER’S DEFAULT. IN THE EVENT OF AN UNCURED DEFAULT BY SELLER, PURCHASER’S SOLE REMEDY SHALL BE THE RIGHT TO (A) COLLECT ACTUAL DAMAGES FROM SELLER NOT TO EXCEED $150,000.00 AND THE RETURN OF THE EARNEST MONEY DEPOSIT, AND THIS AGREEMENT SHALL TERMINATE AND EXCEPT AS SPECIFICALLY PROVIDED FOR ELSEWHERE IN THIS AGREEMENT, NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO EACH OTHER AT LAW OR IN EQUITY; OR (B) SUE FOR SPECIFIC PERFORMANCE OF ALL OF SELLER’S OBLIGATIONS HEREUNDER (AND SELLER HEREBY ACKNOWLEDGES THAT NO OTHER REMEDY AVAILABLE TO PURCHASER HEREUNDER SHALL BE CONSTRUED OR INTERPRETED AS AN ADEQUATE LEGAL REMEDY THAT WOULD PRECLUDE PURCHASER FROM PURSUING AN ACTION FOR SPECIFIC PERFORMANCE OF THIS AGREEMENT). FOR PURPOSES OF THIS SECTION, AN UNCURED DEFAULT IS ANY DEFAULT OR BREACH UNDER THIS AGREEMENT THAT IS NOT CURED BY SELLER WITHIN TEN (10) DAYS AFTER WRITTEN NOTICE FROM PURCHASER TO SELLER AND ESCROW AGENT WHICH SPECIFIES THE DETAILS OF SUCH DEFAULT, EXCEPT FOR THE FAILURE OF SELLER TO CLOSE UNDER THIS AGREEMENT ON THE CLOSING DATE FOR ANY REASON OTHER THAN A PURCHASER DEFAULT THAT HAS NOT BEEN CURED WITHIN ANY APPLICABLE CURE PERIOD UNDER THIS AGREEMENT.

Seller’s Initials	/s/ AH	Purchaser’s Initials	/s/ JDF

13.                     (a)                                           PRORATIONS. Rents actually collected for the calendar month in which the Closing occurs (exclusive of Delinquent Rent, as hereinafter defined, but including prepaid rents covering a period subsequent to Closing); water and other utility charges; fuels; prepaid revenues and expenses covering a period subsequent to Closing; real and personal property taxes (“Property Taxes”); and other similar revenue and expense items shall be adjusted ratably as of 11:59 P.M. Central Time on the Closing Date (“Proration Date”), and credited or debited to the balance of the cash due at Closing. All regular and supplemental taxes and assessments attributable to the period prior to the Closing Date shall be the responsibility of Seller. All regular and supplemental taxes and assessments attributable to the period after the Closing Date shall be the responsibility of Purchaser. If the amount of any of the items to be prorated is not then ascertainable, the adjustment thereof shall be on the basis of the most recent ascertainable data. With respect to Property Taxes, if Closing occurs before the current fiscal year’s tax bills are available, the proration will be based upon the previous fiscal year’s tax bill and the proration shall be readjusted and settled by Seller and Purchaser within ten (10) business days after such tax bill is issued. If special assessments have been levied against the Property for improvements, then the amount of any installments which are attributable to periods on or prior to the Closing Date shall be paid by the Seller; and the amount of installments which are attributable to periods after the Closing Date shall be paid by the Purchaser. If any charges, expenses or other items to be prorated hereunder are unavailable on the Closing Date, a readjustment will be made within ten (10) business days following the availability of accurate bills and figures. Seller shall instruct its property manager to discontinue data entry operations in the on-site computer system for the Property (including making deposits of rental income) for the period subsequent to the close of business on December 23, 2011. Seller acknowledges that such discontinuance is intended to afford Seller and Purchaser an opportunity to coordinate the transition of the Property in anticipation of Closing and to complete work on prorations as set forth in this Agreement. Seller shall instruct its property manager to forward to Purchaser or its designee final reports to facilitate transition planning and compilation of prorations as soon as practicable after discontinuing such data entry.

(b)                   DELINQUENT RENTS. If, as of the Closing Date, basic rent is in arrears (“Delinquent Rent”), then rents on a tenant by tenant basis collected by Purchaser shall first be applied to rents currently due to Purchaser and then to Delinquent Rent. Purchaser shall deliver Seller’s pro rata share within 10 days of Purchaser’s receipt of that Delinquent Rent. With respect to Delinquent Rent not more than 60 days delinquent as of the Closing Date, Purchaser shall make an attempt to collect same for Seller’s benefit after the Closing in the usual course of the operation of the Property (but Purchaser is not required to incur any expense in the collection effort). Purchaser’s obligation to remit Delinquent Rent payments to Seller terminates 90 days after the Closing. Nothing contained herein requires Purchaser to institute any lawsuit or other collection procedure to collect Delinquent Rents, and Seller shall, as of the Closing Date, abandon all efforts to collect Delinquent Rents.

(c)                    REFUNDABLE DEPOSITS. The full amount of any refundable deposits (and interest thereon if required by law) for the return of which Purchaser or any subsequent owner of the Property could be held accountable or responsible on or after the Closing Date will, at Closing, be paid or credited to Purchaser by Seller and assumed by Purchaser.

(d)                   INSURANCE PREMIUMS AND MANAGEMENT FEES; UTILITY DEPOSITS. Insurance premiums and management fees incurred by Seller will be paid for by Seller and Purchaser shall not be liable therefor. Seller will not assign to Purchaser, and Purchaser will not be entitled to, any deposits held by any utility company or other company servicing the Property; but rather such deposits will be returned to Seller and Purchaser will arrange and bear all responsibility to arrange with all utility companies to have accounts styled in Purchaser’s name beginning on the Closing Date.

This Section 13 of this Agreement shall survive the Closing and the delivery and recording of the Deed.

14.                     RECORDING. This Agreement shall not be recorded and the act of recording by Purchaser shall be an act of default hereunder by Purchaser and shall be subject to the provisions of Section 11.

15.                     ASSIGNMENT. The Purchaser may not assign its interest in this Agreement without the prior written consent of the Seller. Notwithstanding the foregoing, Purchaser may, upon notice to Seller within five (5) business days prior to the Closing, assign its rights under this Agreement to (a) any affiliate or direct or indirect subsidiary of Purchaser, or (b) any entity in which Purchaser, or the principals thereof, have control as defined herein, provided that in each instance, except as provided below, Purchaser shall remain liable for Purchaser’s obligations under this Agreement. Upon both the assignment of this Agreement and the Closing of this transaction, the original Purchaser will be released from all liabilities and obligations under this Agreement, provided that such assignee has assumed all of the liabilities and obligations of the Purchaser under this Agreement. For purposes of this Section, an “affiliate” of Purchaser means (i) an entity that controls, is controlled by, or is under common control, with the entity in question, (ii) any entity that participates in any investment program, sponsored by Behringer Harvard Holdings, LLC, Cardinal Group Investments, LLC, or any of their direct or indirect parents or subsidiaries. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise. Except as provided above, any other assignment or transfer of, or attempt to assign or transfer, Purchaser’s interest in this Agreement shall be an act of default hereunder by Purchaser and subject to the provisions of Section 11.

16.                     BROKER. The parties hereto acknowledge that CB Richard Ellis (“Broker”) is the only real estate broker involved in this transaction. The foregoing does not apply to any fee which may be paid by Seller to any affiliate of Seller or FF Properties L.P. or an exclusive broker engaged by an affiliate of Seller as a result of this transaction (collectively, an “Affiliate Broker”). Seller agrees to pay Broker a commission or fee (“Fee”) pursuant to an agreement between Seller and Broker. Purchaser agrees to indemnify, defend and hold harmless the Seller and any member, partner or affiliate or parent of Seller, and all shareholders, employees, officers and directors of Seller or Seller’s partner(s), or member(s), or parent or current and former affiliate (each of the above is individually referred to as a “Seller Indemnitee”) from all claims, including attorneys’ fees and costs incurred by a Seller Indemnitee as a result of anyone’s claiming by or through Purchaser any fee, commission or compensation on account of this Agreement, its negotiation or the sale hereby contemplated other than the Fee payable by Seller to Broker and any fee relating to an Affiliate Broker. Purchaser does now and shall at all times consent to a Seller Indemnitee’s selection of defense counsel. Seller agrees to indemnify, defend and hold harmless the Purchaser and all shareholders, employees, officers and directors of Purchaser or Purchaser’s parent or affiliate (each of the above is individually referred to as a “Purchaser Indemnitee”) from all claims, including attorneys’ fees and costs incurred by a Purchaser Indemnitee as a result of anyone’s claiming by or through Seller any fee, commission or compensation on account of this Agreement, its negotiation or the sale hereby contemplated, including (without limitation) any claims by Broker or an Affiliate Broker. Seller does now and shall at all times consent to a Purchaser Indemnitee’s selection of defense counsel. Notwithstanding anything contained in this Agreement to the contrary, the provisions of this Section shall forever survive the Closing and delivery of the Deed or earlier termination of this Agreement.

17.                     DOCUMENTS, INSPECTION OF PROPERTY AND APPROVAL PERIOD.

(a)                   Seller has heretofore delivered (or will deliver within five (5) days after the Effective Date) originals or copies of the following documents to the extent in Seller’s possession or control or otherwise reasonably available to Seller (collectively the “Documents”):

(i)                           Copies of the latest construction drawings for the Improvements.

(ii)                        Copies of all certificates of occupancy.

(iii)                     Copies of any third party environmental and seismic or soils (as applicable) reports relating to the Property.

(iv)                    Copies of the most recent real estate and personal property tax bills.

(v)                       Copies of all Service Contracts pertaining to the Property and a schedule listing all such Service Contracts.

(vi)                    A schedule listing all Personal Property.

(vii)                 True, correct and complete copies of any Lease files and licenses which are located at the Property for Purchaser’s review.

(viii)              A current rent roll (“Rent Roll”), certified by Seller to be true and correct in all materials respects as of the date thereof.

(ix)                    Unaudited income and expense statements of operations (hereinafter referred to as the “Financial Statements”) for the Property for the prior calendar year and the latest available current calendar year.

(x)                       Copies of the maintenance/service logs for the Property.

(xi)                    Copies of any insurance claims made by the Seller with respect to the Property.

(xii)                 Such other non-confidential documents as Purchaser may have requested.

(b)                   All of the Documents and the condition of, and all other matters in connection with, the Property shall be subject to approval by Purchaser during the period

(“Approval Period”) commencing on the Effective Date and terminating at 5:00 P.M. Central Time on December 16, 2011, which approval can be given or withheld in Purchaser’s sole and absolute discretion for any reason or no reason. Upon not less than 48 hours notice to the Seller, the Purchaser shall have the right on a continuing basis to inspect and approve the condition of the Property during normal business hours. Purchaser and each of its contractors shall maintain public liability insurance policies on an occurrence basis (in an amount of combined single limit coverage of not less than $1,000,000) insuring against claims arising as a result of damage or injury caused by the inspections of the Property being conducted by Purchaser naming Seller and FF Properties L.P. as additional insureds. Prior to commencing any tests, studies and investigations, Purchaser shall deliver to Seller a certificate of insurance evidencing the existence of the aforesaid policies, however, Purchaser’s failure to deliver said certificate of insurance to Seller shall not in any way waive Purchaser’s obligation to maintain said public liability policies in accordance with the terms of the previous sentence. Purchaser agrees to indemnify, defend, protect and hold Seller, FF Properties L.P., FFR Trust, FFRT Development, L.P., Morgan Stanley Real Estate Fund V U.S., L.P., a Delaware limited partnership, Morgan Stanley Real Estate Fund V Special U.S., L.P., a Delaware limited partnership, MSP Real Estate Fund V, L.P., a Delaware limited partnership, Morgan Stanley Real Estate Investors V U.S., L.P., a Delaware limited partnership, MSP Co-Investment Partnership V, L.P., a Delaware limited partnership, and MSP Co-Investment Partnership V-A, L.P., a Delaware limited partnership, and their respective former and current affiliates, partners, shareholders, members, officers, employees, agents, trustees and beneficiaries and each of their successors and assigns (“Indemnified Parties”) harmless from any and all loss, costs, including attorneys’ fees, liability or damages which any of the Indemnified Parties may incur or suffer as a result of damage or injury caused by Purchaser’s or its engineers, architects, employees, contractors and agents conducting its inspection and investigation of the Property including the entry of Purchaser, its employees or agents and its lender onto the Property, including without limitation, liability for mechanic’s liens, but specifically excluding any damage or injury caused by: (i) the negligent acts or omissions of Seller or its Indemnified Parties; or (ii) the mere discovery of conditions on the Property. Purchaser’s rights under this Section shall not include the right to conduct any Phase II-type environmental audit or invasive or destructive testing of the Property (including, without limitation, any soil sampling, excavation or other physical testing) without Seller’s prior written approval (which approval shall not be unreasonably withheld or delayed) of the specific types and extent of such audit or testing and the entity which is to perform such audit or test; provided, however, in no event shall Purchaser conduct any groundwater testing under or adjacent to the Property without the Seller’s consent which may be withheld in Seller’s sole discretion. If Seller’s on-site management personnel refuse to allow Purchaser to perform testing of the Improvements (invasive or otherwise), then Purchaser shall immediately notify Seller of such refusal (it being specifically agreed that telephonic notice is acceptable); provided, however, Purchaser’s failure to so notify Seller shall not be a Purchaser default hereunder or an event that, with the passage of time or notice, will constitute a default hereunder. Purchaser shall have the right to inspect the apartment units (collectively, the “Units”); provided, however, in no event shall Purchaser, without being accompanied by a representative of Seller, (i) contact any Tenant of the Property or (ii) enter any Unit whether or not occupied by a Tenant. Seller shall have the right, at its option, to cause a representative of Seller to be present at all on-site inspections, reviews and examinations conducted hereunder. Purchaser shall use commercially reasonable efforts to keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential; provided, however, Purchaser’s confidentiality obligations in this sentence shall be further limited by the terms of Section 36 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, Purchaser’s indemnity obligations under this

Section shall forever survive the Closing and delivery and recording of the Deed or the earlier termination of this Agreement.

(c)   Purchaser acknowledges that it is a sophisticated and experienced purchaser of real estate; that numerous apartment complexes contain mold; water damage, fungi, bacteria and/or other biological growth or biological growth factors; and that the Property may contain mold, water damage, fungi, bacteria, and/or other biological growth or biological growth factors which Purchaser may not have discovered during its inspection of the Property. Purchaser agrees that in purchasing the Property from the Seller, it is assuming the risk (subject to the representations and warranties of Seller contained in this Agreement and the Closing Documents) that the Property may contain mold, water damage, fungi, bacteria, and/or other biological growth or biological growth factors even as a result of a patent or latent construction defect.

(d)   Purchaser agrees to restore any damage to the Property which may arise as a result of Purchaser’s inspection of the Property.

(e)   Purchaser shall not expressly request any governmental agency, governmental authority, governmental department or governmental employee to inspect any portion of the Property. Seller acknowledges and agrees, for purposes of this subsection (e), that Purchaser will not be deemed to have expressly requested such an inspection if, as a result of Purchaser’s mere request for information from a governmental authority or department, such an inspection is carried out.

(f)   If (i) Purchaser disapproves the Documents or the condition of the Property prior to the expiration of the Approval Period and, accordingly, Purchaser desires to terminate this Agreement, Purchaser must provide notice (“Notice of Disapproval”) delivered to Seller prior to the expiration of the Approval Period that Purchaser is terminating this Agreement. Upon receipt of the Notice of Disapproval, this Agreement shall be terminated and the Earnest Money held by the Escrow Agent shall be returned to the Purchaser. If Purchaser does not deliver a Notice of Disapproval to Seller and has deposited the Additional Earnest Money as required under Section 2(b) hereof, then, notwithstanding any continued access to or inspections of the Property following the expiration or waiver of the Approval Period, it shall be conclusively presumed that Purchaser (i) has approved the Documents and the condition of the Property, (ii) has acknowledged and agreed that, prior to purchase, Purchaser has been given adequate access to inspect the Property, including the opportunity to conduct invasive testing to discover any patent or latent defects in or on the Property, examine the books and records relating to the Property; conduct interviews or take any other necessary steps to fully and adequately discover any and all latent or patent defects with the Property, (iii) has acknowledged that it has the full and complete knowledge necessary to purchase the Property, or has chosen not to obtain the full and complete knowledge, although provided with the opportunity by Seller, and (iv) has conducted, or had the opportunity to conduct, sufficient examination of the building, building envelope, building systems, building grounds, building components and surrounding conditions including but not limited to soils. The foregoing acknowledgements shall not be construed to limit the representations and warranties of Seller contained in this Agreement or the Closing Documents.

Purchaser’s Initials	/s/ JDF

18.                               SELLER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

(a)   Any reference in this Section 18 or elsewhere in this Agreement to Seller’s knowledge or to the best of Seller’s knowledge shall only mean such actual (and not constructive or imputed) knowledge of Gino Barra (Sales Manager), Zach Johnston (Asset Manager) and Libby Crean, (Regional Property Manager), who shall not have any duty to make any inquiry of any kind with respect to such matters. Any knowledge of Seller’s agents, servants or employees (other than knowledge of Gino Barra, Zach Johnston or Libby Crean)

shall not be construed or imputed to Seller or its constituent entities or their owners. Neither Gino Barra, Zach Johnston nor Libby Crean shall have any personal liability to Purchaser or any other person or entity for any breach of any representation, warranty or covenant by Seller in this Agreement.

(b)   Subject to the limitations set forth in subsection (a) above, Seller hereby makes the following representations, warranties and covenants:

(i)   To Seller’s knowledge, Seller has not received written notice from any governmental authority that the present use and occupancy of the Property do not conform with applicable building and zoning laws.

(ii)   To Seller’s knowledge, except as may be set forth on the tax bills and the Title Commitment, there are presently no pending, and Seller has received no written notice of, special assessments of any nature with respect to the Property or any part thereof, nor has Seller received any written notice of any special assessments being contemplated.

(iii)   The Rent Roll attached hereto as Exhibit O and the schedule of retail tenants attached hereto as Exhibit O-2 are true and accurate in all material respects as of the date and time thereof and will be updated and certified as of the Closing Date and, except as set forth in the Leases, no tenant is entitled to any concession, allowance, rebate or refund; provided, however, notwithstanding the foregoing to the contrary, Seller makes no representation or warranty with respect to the accuracy of the square footage figures set forth in the Rent Roll attached hereto as Exhibit O and Purchaser shall rely on its own investigations and due diligence regarding same.

(iv)   Seller has furnished Purchaser with rent delinquency reports dated as of November 30, 2011 that are complete and accurate in all material respects as of the date and time of such reports.

(v)   To the best of Seller’s knowledge, there are no written leases, tenancies, licenses, or other rights of occupancy or use for any portion of the Property other than the Service Contracts, the Leases set forth on Exhibit A-2 and O-2, and except as set forth in the Rent Roll for the residential tenants as of the date and time of such reports.

(vi)   To the best of Seller’s knowledge, the Leases are valid and in full force and effect and, as of November 30, 2011, except as set forth on the Rent Roll as of the date and time of such Rent Roll and the rent delinquency reports dated as of November 30, 2011 (as the same are updated at Closing), each Tenant is in actual possession of the leased unit or space and is not in default of its obligation to pay rent or other obligations.

(vii)   To the best of Seller’s knowledge, the residential Leases made available for review by Purchaser are true and correct copies of the actual residential Leases in Seller’s possession or control and, are the complete written documentation of the agreement between the Seller and each of the Tenants.

(viii)   To the best of Seller’s knowledge, the retail Leases set forth on Exhibit A-2 made available for review by Purchaser are true and correct copies of the actual documents comprising the extent of the retail Leases in Seller’s possession or control, provided however, they may not be the complete written documentation of the agreement between the Seller and such retail Tenants as set forth on Exhibit A-2.

(ix)   To the best of Seller’s knowledge, except for those claims identified on Exhibit V hereto (if any), no tenant has asserted a claim (“Tenant Claim”) of which Seller has written notice that could adversely affect the right of landlord to collect rent from the tenant, and no notice of default or breach on the part of landlord under any of the Leases has been received by Seller; provided, however, that claims asserted by any tenant after the Effective Date of this Agreement shall be disclosed to Purchaser, within 2 business days after Seller’s knowledge thereof, pursuant to Section 18 (c)(xi) of this Agreement and shall not be deemed a default by Seller unless Seller fails to disclose the same and the aggregate amount of such Tenant Claims (disclosed or undisclosed) exceeds $10,000.

(x)   To the best of Seller’s knowledge, except as set forth on the Rent Roll or any prepaid rent report or delinquency report now or hereafter provided to Purchaser from time to time, no tenant under any Lease has prepaid rent or other charges for more than the current month. The amount to be paid to or credited to Purchaser at Closing for security deposits will constitute the full amount of the security deposits for the return of which Purchaser or any subsequent owner of the Property could be held accountable or responsible after the Closing Date.

(xi)   Seller has not received written notice of any pending litigation, and to Seller’s knowledge, there is no threatened litigation, affecting title to the Property, except as may be set forth on Exhibit P attached hereto, the liability for which shall be retained by Seller subsequent to Closing, and for which Seller agrees to indemnify and hold Purchaser harmless. The provisions and obligations of this subsection (xi) shall survive the Closing.

(xii)   There is no pending and, to Seller’s knowledge, no threatened condemnation or similar proceeding affecting the Property.

(xiii)   The existing casualty insurance for the Property is for full replacement value.

(xiv)   This Agreement has been duly authorized and executed on behalf of Seller and constitutes a valid and binding agreement, enforceable in accordance with its terms. Seller has obtained all consents, releases and permissions and given all required notifications, related to the transactions herein contemplated.

(xv)   Seller does not have any employees on site at the Property.

(xvi)   To Seller’s knowledge, the Financial Statements delivered to Purchaser by Seller are true and correct copies (in all material respects) of the Financial Statements which Seller or its affiliate relies upon for the purposes of operating the Property, reporting to its investors and filing Federal income tax statements.

(xvii)   To the best of Seller’s knowledge, Seller has all required licenses, permits, authorizations, consents, certificates, and approvals required for operation of the Property by Seller.

(xviii)   The Property is connected with and has water, sewage disposal, telephone, gas and electrical services.

(xix)   To Seller’s knowledge, all of the books, records, information, data, and other items supplied by Seller to Purchaser, excluding any of the foregoing that have been prepared by third parties, are true and correct in all material respects.

(xx)   To the best of Seller’s knowledge, there are no unpaid charges, debts, liabilities, claims or obligations arising from the ownership or operation of the Property that could give rise to any mechanic’s or other statutory lien against the Property for which Purchaser would be responsible, except as shown, if at all, on the Title Commitment (which shall be cured by Seller in accordance with this Agreement) or on Exhibit T hereto, in each case, the liability for which shall be retained by Seller subsequent to Closing, and for which Seller agrees to indemnify and hold Purchaser harmless. The provisions and obligations of this subsection (xx) shall survive the Closing.

(xxi)   To Seller’s knowledge, Seller has not received written notice from any governmental authority that it is in violation of any applicable Environmental Law.

(xxii)   To Seller’s knowledge: (A) there is no active remediation in excess of $25,000 for the occurrence of mold, water damage, fungi, bacteria or other biological growth or biological growth factors at the Property; provided, however, notwithstanding any provision in this Agreement or any Closing Documents to the contrary, new remediation activities in excess of $25,000 for any single occurrence that commence after the Effective Date of this Agreement shall be disclosed to Purchaser pursuant to Section 18 (c)(xii) of this Agreement and shall not be deemed a default by Seller unless Seller fails to disclose the same; and (B) there has been no prior remediation in excess of $25,000 for the occurrence of mold, fungi, bacteria or other biological growth or biological growth factors at the Property.

(xxiii)   To Seller’s knowledge, attached hereto as Exhibit Q is a list of all current Service Contracts relating to the management, maintenance, leasing or operation of the Property and any Master Agreements to the extent pertaining to the Property.

(xxiv)   To Seller’s knowledge, there is no outstanding default or breach of the Title Documents by Seller and there are no facts or circumstances that, with the passage of time or giving of notice or both, will result in a default or breach of the Title Documents by Seller, except as set forth on Exhibit P hereto.

(xxv)   To Seller’s knowledge, the reports listed on Exhibit R attached hereto are the only third party environmental and geotechnical reports in Seller’s possession or control pertaining to the Property; provided, however, Seller makes no representation or warranty that such reports are accurate or complete.

(c)      Seller hereby covenants that prior to the Closing:

(i)   At all times from the Effective Date to the Closing Date, Seller shall maintain in force all existing fire and extended coverage insurance policies and comprehensive general liability insurance policies covering the Property.

(ii)   Seller shall operate, lease and manage the Property (or to cause its property manager to do so) in at least the same manner that Seller (or its property manager, as the case may be) has heretofore operated, leased and managed the Property (wear and tear, and casualty excepted). Seller shall not enter into residential Leases with a term longer than eighteen (18) months. Seller shall not modify, terminate, assign or amend existing residential Leases or provide new incentives to new or existing tenants that are inconsistent in any material respect with the rent and concession guidelines attached hereto as Exhibit W without Purchaser’s prior written consent, which may be withheld in its commercially reasonable discretion but which consent shall be deemed given if not otherwise denied by Purchaser in writing within five (5) business days after such consent has been requested in writing by Seller. Seller shall not enter into any new retail leases or amendments to existing retail leases without Purchaser’s prior consent which shall not be unreasonably withheld or delayed.

(iii)   Seller will not, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, delayed or conditioned, permit any material structural modifications or additions to the Property; provided, however such consent shall be deemed given if not otherwise denied by Purchaser in writing within five (5) business days after such consent has been requested in writing by Seller.

(iv)   Seller will not remove any Personal Property, unless it is replaced by similar personal property of at least equal value.

(v)   Seller will not enter into any new Service Contracts that are not terminable upon thirty (30) days prior notice, and without premium or penalty, or enter into any contracts related to the Property whereby Seller or an affiliate receives any prepaid or up-front fees.

(vi)   Seller shall, upon request by Purchaser, deliver updates of the following reports to Purchaser with the frequency noted below:

a)   Rent Roll (weekly);

b)   delinquency report (upon execution of this Agreement and at Closing);

c)   current month and year-to-date operating statements (monthly); and

d)   trailing 12-month operating statements in column format (monthly).

(vii)   Seller shall deliver to Purchaser, within a reasonable time after receipt thereof, copies of written notices which Seller, to the best of Seller’s knowledge (as defined in Section 18(a) hereof) has received with reference to any pending or threatened litigation affecting the Property.

(viii)   Each apartment unit will contain a working range top, refrigerator, and microwave; provided, however that if any unit does not contain such working items, Seller will provide a credit to Purchaser at the Closing for the amount of the replacement of such nonworking or missing item with a new item of similar quality and utility or, if commercially reasonable to repair such item, the amount of such repair.

(ix)   At Closing, Seller shall cause all management agreements covering the Property to be terminated as of the Closing Date.

(x)   From the Effective Date through the Closing Date, Seller shall not create any additional encumbrances on the Property without the prior written consent of Purchaser, to be given or withheld in Purchaser’s sole and absolute discretion.

(xi)   In addition to any claim or notice identified on Exhibit V hereto, Seller will, prior to Closing, but in any event within 2 business days after Seller’s knowledge thereof, notify Purchaser of any claim asserted by a tenant of which Seller has written notice that could adversely affect the right of landlord to collect rent from such tenant, and of any written notice of default or breach on the part of landlord under any of the Leases (collectively, a “Tenant Claim”).

(xii)   Seller will, prior to Closing, notify Purchaser of any remediation activities with respect to mold, water damage, fungi, bacteria or other biological growth or biological growth factors at the Property.

(xiii)   Seller will not intentionally cause any liens or encumbrances to be recorded against the Property which have a material adverse effect on the Property.

(xiv)   Seller will use commercially reasonable efforts to obtain an estoppel certificate that is consistent in all material respects with the form of Exhibit X hereto from each retail tenant of the Property prior to the Closing (“Retail Tenant Estoppel Certificate”); provided, however if Seller is unable to obtain a Retail Tenant Estoppel Certificate from one or more of the retail tenants (a) providing such Retail Tenant Estoppel Certificates is not a condition of the Closing, except as set forth in Paragraph 20(a)(vii) hereof with respect to the Select Retail Tenants described therein, nor will Seller be deemed to be in default under this Agreement, and (b) Seller shall deliver to Purchaser at Closing a filled in and completed Retail Tenant Estoppel Certificate for each retail tenant for which no estoppel certificate was obtained which may be qualified by the “best of Seller’s knowledge” and subject to all terms and limitations set forth in Paragraph 18 of this Agreement.

(d)   Purchaser’s right to notify Seller of a claim against Seller for a breach of an indemnity (except for Seller’s indemnity for a brokerage commission), representation, warranty or covenant under this Agreement or the Exhibits attached hereto (“Claim”) shall expire on the one year anniversary of the Closing and delivery of the Deed (“Survival Date”).

As to any Claim, Purchaser must: (i) notify Seller of the existence of the Claim in question (“Claim Notice”); and (ii) if not otherwise resolved, then Purchaser may, at its option, institute legal proceedings in a court of competent jurisdiction within sixty (60) days after the Survival Date (“Judicial Proceedings Date”). Any Claim for which a Claim Notice is not delivered by Purchaser to Seller on or prior to the Survival Date or for which legal proceedings are not instituted on or prior to the Judicial Proceedings Date, then such Claim shall be deemed to have been waived by Purchaser and rendered null and void and of no further force or effect. Seller’s total liability in the aggregate for all Claims shall not exceed $330,000. Seller shall not be liable for any Claim(s) until the aggregate of all Claims exceeds Twenty Thousand ($20,000.00) Dollars. The terms and limitations placed upon Seller in this Section 18(d) shall apply notwithstanding anything to the contrary in this Agreement.

19.           COMPLIANCE WITH OFAC.

To the best of the knowledge of Purchaser, without any duty to make diligent inquiry, Purchaser represents and warrants that (a) Purchaser is currently in compliance with the regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) (including those named on the OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order No. 13224 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (the “Executive Order”)), or other governmental action relating thereto; and (b) Purchaser is not, and will not be, a person with whom Seller is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act), H. R. 3152, Public Law 107-56, and the Executive Order and the regulations promulgated thereunder and including persons and entities named on the OFAC Specially Designated Nations and Blocked Persons List. If Purchaser obtains knowledge that Purchaser has become listed on the Lists or has been indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Purchaser shall immediately notify Seller and in such event, Seller shall have the right to terminate this Contract without penalty or liability to Seller immediately upon delivery of written notice thereof to Purchaser. In such event the Earnest Money shall be returned to Purchaser.

To the best of the knowledge of Seller, without any duty to make diligent inquiry, Seller represents and warrants that (a) Seller is currently in compliance with the regulations of OFAC (including those named on the OFAC’s Specially Designated and Blocked Persons List) and any statute, Executive Order, or other governmental action relating thereto; and (b) Seller is not, and will not be, a person with whom Seller is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act), H. R. 3152, Public Law 107-56, and the Executive Order and the regulations promulgated thereunder and including persons and entities named on the OFAC Specially Designated Nations and Blocked Persons List. If Seller obtains knowledge that Seller has become listed on the Lists or has been indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Seller shall immediately notify Purchaser and in such event, Purchaser shall have the right to terminate this Contract without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Seller. In such event the Earnest Money shall be returned to Purchaser.

20.        CONDITIONS PRECEDENT TO CLOSING.

(a)   In addition to any conditions provided in other provisions of this Agreement, Purchaser’s obligation to purchase the Property is and shall be conditioned on the following (each a “Purchaser Closing Condition”):

(i)   That at no time prior to the Closing shall any of the following have been done by or against or with respect to Seller or an affiliate of Seller and, as a result thereof, Seller cannot perform its obligations under this Agreement: (i) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (ii) the appointment of a trustee or receiver of any property interest; or (iii) an assignment for the benefit of creditors.

(ii)   On the Closing Date, there shall not be any uncured Unpermitted Exception or any violation of or non-compliance with any law, ordinance, order or requirement relating to the Property which is imposed in writing and delivered to Seller by any governmental authority relating to the Property that would have a material adverse affect on the Property, which is not remedied by Seller. As used herein, the term “material adverse affect” means any one or more conditions that would result in a cost of not less than $100,000 in the aggregate or affect the income of the Property by not less than $25,000 annually, in the aggregate.

(iii)   If the transaction contemplated hereby shall require authorization or approval of any governmental agency having jurisdiction over the Property, all such authorizations and approvals shall have been obtained and shall be in full force and effect on and as of the Closing Date. If such authorizations and approvals shall not have been obtained on or prior to the last day for Closing hereinabove provided, the Closing Date may be deferred, at the election of either party, for an additional period of time, not to exceed 30 days, as shall be necessary to obtain any authorizations or approvals not then obtained.

(iv)   There shall be no more than five (5) Tenant Claims, or any number of Tenant Claims in excess of $25,000 in the aggregate, outstanding at Closing that have not been cured by Seller.

(v)   There shall be no active remediation activities at the Property in an amount more than $25,000 for any single occurrence with respect to mold, water damage, fungi, bacteria or other biological growth or biological growth factors at the Property.

(vi)   Seller has delivered to Purchaser at Closing a reaffirmation of the representations and warranties (“Seller’s Reaffirmation of Representation and Warranties”) executed by Seller, in the form of Exhibit N attached hereto and made a part hereof.

(vii)   Seller shall have delivered to Purchaser no later than five (5) days prior to the Closing Date a Retail Tenant Estoppel Certificate that is consistent in all material respects with the form of Exhibit X hereto from all of the following retail tenants (the “Select Tenants”): Apogee Telecomm, Inc., Longhorns Market, Board of Regents of the University of Texas and Cingular, relating to their respective leases of retail space in the Improvement as described in Section 1(b) hereof and Exhibit A-2.

(b)   If there is a failure of a Purchaser Closing Condition, Purchaser can either (i) waive such failure and close this transaction, or (ii) notify Seller in writing that Purchaser has elected to terminate this Agreement and obtain a return of the Earnest Money (which notice shall specify the details of such failure); provided, however, that a termination by Purchaser for a failure of a Purchaser Closing Condition shall not become effective until the Closing Date, and then only if the Purchaser Closing Condition shall not have been satisfied by such time and date. In event of termination for a failure of a Purchaser Closing Condition Purchaser shall receive a full refund of the Earnest Money, and except as may be specifically set forth elsewhere in this Agreement, neither party shall have any further liability hereunder.

(c)   A failure of any Purchaser Closing Condition under this Section 20 shall not limit or supersede any remedy to which either party is otherwise entitled under this Agreement, including (without limitation) any remedy for a default or breach.

21.           ENVIRONMENTAL AND OTHER REPORTS. Seller has delivered to Purchaser at Purchaser’s request the environmental and other reports (the “Reports”) listed on Exhibit R. Except for a breach of Seller representations and warranties set forth in Section 18(b) of this Agreement, Purchaser hereby releases Seller from any liability whatsoever with respect to the Reports, including, without limitation, the matters set forth in the Reports or the accuracy and/or completeness of the Reports.

22.           ORGANIZATIONAL DOCUMENTS. At least three (3) business days prior to the Closing Date, Purchaser and Seller will provide Title Insurer with copies of their respective organizational documents as required by Title Insurer.

23.           TIME OF ESSENCE. Time is of the essence of this Agreement.

24.           NOTICES. Any notice or demand which either party hereto is required or may desire to give or deliver to or make upon the other party shall be in writing and may be personally delivered or given or made by overnight courier such as Federal Express or by facsimile or made by United States registered or certified mail addressed as follows:

TO SELLER:	Fairfield Residential Company LLC
5510 Morehouse Drive
Suite 200
San Diego, California 92121
Attn: Gino A. Barra
858/457-2123
858/457-3982 (FAX)
E-mail: gbarra@ffres.com

with a copy to:	Meltzer, Purtill & Stelle LLC
1515 East Woodfield Road
Second Floor
Schaumburg, Illinois 60173-5431
Attn: Michael J. Wolfe
847/330-6052
847/330-1231 (Fax)
E-mail: mwolfe@mpslaw.com

and to:	Morgan Stanley
3424 Peachtree Road Northeast, 9th Floor
Atlanta, Georgia 30326
Attention: Devin Barnwell
Fax: (404) 812-8444

TO PURCHASER:	Behringer Harvard Multifamily OP I LP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attention: Victor Mendiola
469/341-2849
214/655-1610 (FAX)
Email: vmendiola@behringerharvard.com

with a copy to:	Robert L. Abbott, P.C.
2828 Routh Street, Suite 500
Dallas, Texas 75201
Attention: Robert L. Abbott
214/849-9874
214/849-9823 (FAX)
Email: abbott@rabbottpc.com

subject to the right of either party to designate a different address for itself by notice similarly given. Any notice or demand so given shall be deemed to be delivered or made on the next business day if sent by overnight courier, or on the same day if sent by facsimile and confirmation of sending is generated before the close of business (5 p.m. Central time), or the next day if sent by facsimile and confirmation is generated after the close of business, or on the 4th business day after the same is deposited in the United States Mail as registered or certified matter, addressed as above provided, with postage thereon fully prepaid. Any such notice, demand or document not given, delivered or made by registered or certified mail or by Overnight courier or by facsimile as aforesaid shall be deemed to be given, delivered or made upon receipt of the same by the party to whom the same is to be given, delivered or made. Copies of all notices shall be served upon the Escrow Agent.

25.           EXECUTION OF AGREEMENT. The parties hereto will each execute three (3) copies of this Agreement and forward them to the Escrow Agent. Seller’s three (3) executed copies of this Agreement will be accompanied with a direction to deliver a fully executed copy of this Agreement to the Purchaser and to the Seller.

26.           GOVERNING LAW. The provisions of this Agreement shall be governed by the laws of the state in which the Property is located.

27.           ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all other negotiations, understandings and representations made by and between the parties and the agents, servants and employees.

28.           COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

29.           CAPTIONS. Section titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or any provision hereof.

30.           NON-BUSINESS DAYS. Whenever action must be taken (including the giving of notice of the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, “business day” means any day other than a Saturday, Sunday or federal holiday.

31.           SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

32.           (Intentionally Omitted)

33.           NO WAIVER. No waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party shall be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it may have by reason of the default of the other party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first party while the other party continues to be so in default.

34.           ATTORNEYS’ FEES. In the event either party commences legal proceedings against the other party pursuant to any right to do so under this Agreement, then the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs.

35.           TAX DEFERRED EXCHANGE. Purchaser and Seller may use the Property in connection with a 1031 or 1033 tax deferred exchange (“Exchange”). The parties agree to cooperate with each other and will execute such documents as may reasonably be required by each other in order to effectuate an Exchange, provided that no later then five (5) business days prior to the Closing Date, the party (“Exchange Party”) seeking to effectuate an Exchange, delivers to the other party (“Cooperating Party”) copies of all of the documents which the Cooperating Party is required to execute in order to effectuate an Exchange. The Cooperating Party will not assume any liability or cost in connection with an Exchange and the Closing will not be delayed in order to effectuate an Exchange. Either party’s inability to obtain any benefits for an Exchange under Sections 1031 or 1033 of I.R.C. will not relieve such party of any of its obligations under this Agreement.

36.           CONFIDENTIALITY. Purchaser and Seller each hereby agree to use commercially reasonable efforts to keep the terms and conditions of this Agreement and any information obtained with reference to the Property, including but not limited to the Reports, confidential, provided that the parties may reveal such information regarding the terms and provisions of this Agreement and any information obtained with reference to the Property: (a) as may be necessary in their reasonable discretion to comply with the provisions of this Agreement; (b) in the ordinary course of business; (c) to parties (or their employees, agents, due diligence analysts or other representatives) from or through whom Purchaser or its affiliates (as defined in Section 15) are or may receive debt or equity capital or other investment; (d) is readily ascertainable by the general public; or (e) was known to Purchaser on a non-confidential basis prior to the execution of this Agreement. Further, Purchaser shall be permitted to disclose such information as may be recommended by Purchaser’s legal counsel in order to comply with all financing, reporting, securities laws and other legal requirements applicable to Purchaser, including any required disclosures to the Securities and Exchange Commission. Notwithstanding anything to the contrary contained herein, any duty of confidentiality set forth in this Agreement shall terminate upon Closing

37.           RESTRICTION ON CONVERSION OF THE PROPERTY TO CONDOMINIUM. Purchaser represents that it is purchasing the Property as an apartment rental project and agrees not to convert the Property to condominiums prior to December 31, 2018. Purchaser acknowledges that Seller is relying on this representation as partial consideration of the Purchase Price, and on the Closing Date will execute the Prohibition Against Condominium Conversion Agreement attached hereto as Exhibit S (the “Condominium Agreement”) which will be recorded in conjunction with the recordation of the Deed.

38.           SURVIVAL OF INDEMNIFICATION. Notwithstanding anything contained in this Agreement to the contrary, subject to the limitations set forth in Section 18(d) hereof, all of

Purchaser’s and Seller’s indemnity obligations contained in this Agreement and the Exhibits attached hereto shall forever survive the Closing and the delivery and recording of the Deed or the earlier termination of this Agreement.

39.                               MISCELLANEOUS PROVISIONS.

This Agreement shall not be construed more strictly against any party merely by virtue of the fact that the same has been prepared by such party or its counsel, it being recognized that each party hereto has contributed substantially and materially to the preparation of this Agreement, and that each party hereto acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other parties hereto in entering into this Agreement. Except as to those obligations which specifically survive the Closing, all of Seller’s other obligations hereunder shall merge with the Deed.

40.                               BACK-UP OFFERS. Seller will discontinue marketing the Property for sale but may accept back-up offers for the Property provided they are subject and subordinate to this Agreement between Purchaser and Seller.

41.                               RIGHT TO AUDIT. Seller acknowledges that Purchaser may cause to be prepared audited financial statements with respect to the Property in compliance with the policies of Purchaser and certain laws, including applicable regulations (Rule 3-14 of Regulation S-X) promulgated by the Securities and Exchange Commission. Seller shall, at no cost to Seller, use commercially reasonable efforts to cooperate with Purchaser’s auditors in the preparation of such audited financial statements (including making available for interview, with reasonable advance notice from Purchaser, by Purchaser and Purchaser’s auditors the management personnel of Seller who are responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property if still employed by Seller), for three (3) years after Closing. In addition, if Seller has audited financial statements, Seller shall during the course of such three (3) year period after the Closing promptly upon request of

Purchaser provide Purchaser with a copy of any such audited financial statements for the most-recent period for which they have been prepared. Seller acknowledges that any such audit may require review of records existing for up to three years prior to the date of Closing, and Seller shall make available to Purchaser any records in Seller’s possession or reasonable control covering such period. If, after the Closing Date, Seller obtains an audited financial statement for a fiscal period prior to the Closing Date that was not completed as of the Closing Date, then Seller shall upon request from Purchaser promptly provide Purchaser with a copy of such audited financial statement. Seller acknowledges that providing any such audited financial statements to Purchaser does not necessarily obviate Purchaser’s need to perform Purchaser’s own audit. Purchaser agrees to indemnify and hold harmless Seller and the Related Parties from any claim, damage, loss, or liability to which Seller and/or the Related Parties is at any time subjected by any person who is not a party to this Agreement as a result of Seller’s compliance with this Section, except to the extent any such claim, damage, loss, or liability arises from Seller’s fraud or intentional misrepresentation. Notwithstanding any provision herein to the contrary, no information provided to or obtained by Purchaser as in connection with any financial statements or financial and reporting information that is provided or obtained after the date of this Agreement shall serve as a basis for any claim, damage, loss, or liability by or against Seller and/or the Related Parties, any and all such claims, damages, loss, or liability being hereby waived by Purchaser, except to the extent any such claim, damage, loss, or liability arises from Seller’s fraud or intentional misrepresentation. The provisions of this Section shall survive the Closing of this Agreement.

42.                               PURCHASER REPRESENTATIONS AND COVENANTS. Purchaser hereby makes the following representations, warranties and covenants to Seller:

(a)                                 This Agreement has been duly authorized and executed on behalf of Purchaser and constitutes a valid and binding agreement, enforceable in accordance with its terms. Purchaser has obtained (or will obtain prior to the end of the Approval Period) all consents and permissions related to the transactions herein contemplated.

(b)                                 There is no litigation or proceedings pending, or to the best of Purchaser’s knowledge, threatened against Purchaser that would prevent Purchaser from performing its obligations under this Agreement.

43.                               NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement express or implied is intended to and shall not be construed to confer upon or created in any person, other than the persons signing or joining this Agreement, and their successors and permitted assigns any rights or remedies under or by reason of this Agreement, including without limitation, any right to enforce this Agreement.

44.                               JOINDER. Escrow Agent has joined in the execution of this Agreement solely for the purpose of acknowledging it’s obligations as Escrow Agent hereunder.

45.                               REAL ESTATE TAX PROTEST REFUND. Any refunds or other recoveries received by Seller or Purchaser with respect to litigation or other proceedings concerning real estate taxes for the year 2010 and subsequent years of Seller’s ownership of the Property (“Real Estate Tax Refund”) are and shall remain the property of Seller, and any costs and fees associated therewith, including legal fees, shall remain the responsibility of Seller. Any such Real Estate Tax Refund received by Purchaser shall be promptly turned over or paid to Seller. This paragraph shall survive the Closing without expiration.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date set forth above.

Executed by Purchaser on	PURCHASER:
December 7, 2011.
BH UNIVERSITY TOWERS, LLC, a
Delaware limited liability company

	By:	BEHRINGER HARVARD
OPPORTUNITY OP II, LP, a
Delaware limited partnership

		By:	BHO II, Inc., a Delaware corporation,
its general partner

			By:	/s/ James D. Fant
			Name:	James D. Fant
			Title:	Senior Vice President, Real Estate

Executed by Seller on	SELLER:
December 7, 2011.
FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

	By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

		By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

			By:	/s/ Andrew Hinkelman
			Name:	Andrew Hinkelman
			Title:	President

JOINDER SIGNATURE

CB Richard Ellis (“Broker”) executes this Agreement in its capacity as a real estate broker and acknowledges that the fee or commission (“Fee”) due to it as a result of the transaction described in this Agreement is the amount as set forth in the agreement between Broker and Seller. Broker also acknowledges that payment of the aforesaid Fee is conditioned upon the Closing and the receipt of the Purchase Price by the Seller. Broker agrees to deliver a receipt to the Seller at the Closing for the Fee and a release stating that no other fees or commissions are due to Broker from Seller or Purchaser.

CB Richard Ellis

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

JOINDER SIGNATURE

Chicago Title Insurance Company has joined in the execution of this Agreement of Sale (“Agreement”) solely for the purpose of acknowledging its obligations as Escrow Agent under the Agreement and shall have no duties or liability under the Agreement except for the performance of its own obligations under the Agreement.

CHICAGO TITLE INSURANCE COMPANY

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Escrew Officer

EXHIBITS

A	-	Legal
A-2	-	Ground Floor Retail
B	-	Personal Property
C	-	Intentionally Omitted
D	-	Title Commitment
E	-	Intentionally Omitted
F	-	Deed
G	-	Bill of Sale
H	-	Assignment and Assumption of Service Contracts
I	-	Assignment and Assumption of Leases and Security Deposits
J	-	Notice to Tenants
K	-	Non-Foreign Affidavit
L	-	Assignment of Intangible Property
L-1	-	Lead Based Paint Disclosure
M	-	Assignment of Guaranties, Warranties, Permits, Licenses and Approvals
N	-	Seller’s Reaffirmation of Representation and Warranties
O	-	Rent Roll
O-2	-	Schedule of Retail Tenants
P	-	Litigation
Q	-	Service Contracts
R	-	Environmental and Geotechnical Reports
S	-	Prohibition Against Condominium Conversion Agreement
T	-	Lien Claims
U	-	Intentionally Omitted
V	-	Schedule of Tenant Claims or Breaches
W	-	Rent Guidelines
X	-	Form of Retail Tenant Estoppel Certificate

i

TABLE OF CONTENTS

(continued)

ii

EXHIBIT A

Legal

TRACT I:

ALL OF THAT CERTAIN TRACT OR PARCEL OF LAND BEING A PORTION OF LOTS 5, 6, 7 AND 8 OF RAYMOND’S SUBDIVISION OF OUTLOTS 38 & 39, DIVISION “D”, A SUBDIVISION IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS, AS RECORDED IN PLAT BOOK 1, PAGE 18 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS, BEING ALL OF THAT CERTAIN TRACT OF LAND DESCRIBED AS TRACT 1 IN VOLUME 6252, PAGE 642 OF THE DEED RECORDS OF TRAVIS COUNTY, TEXAS, AND BEING THAT SAME TRACT OF LAND DESCRIBED IN DOCUMENT NO. 2005180415 OF THE OFFICIAL PUBLIC RECORDS OF TRAVIS COUNTY, TEXAS, THE HEREIN DESCRIBED TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING at a hilti nail found at the common South corner of Lots 4 and 5 of the aforementioned subdivision, being in the North r.o.w. line of West 23rd Street for the Southwest corner and PLACE OF BEGINNING hereof;

THENCE along the common line of said Lots 4 and 5, N 18°55’30” E for a distance of 186.05 feet to a capped iron pin set in the South r.o.w. line of West 24th Street, for the Northwest corner hereof;

THENCE along the South r.o.w. line of West 24th Street, S 71°00’ E for a distance of 279.60 feet to an ‘X’ set on concrete in the common line of Lots 7 and 8 of the aforementioned subdivision, for the Northeast corner hereof;

THENCE along the common line of said Lots 7 and 8, S 18°59’ W for a distance of 88.07 feet to a ½ inch iron pin found, for an Easterly corner hereof;

THENCE along the East line of the herein described tract, S 71°04’ E for a distance of 14.52 feet to a ½ inch iron pin found and S 19°06’ W for a distance of 96.93 feet to an ‘X’ set on concrete in the South line of said Lot 8, being in the North r.o.w. line of West 23rd Street, for the Southeast corner hereof;

THENCE along the said South line of said Lots 5, 6, 7 and 8, being the North r.o.w. line of West 23rd Street, N 71°12’30” W for a distance of 293.73 feet to the PLACE OF BEGINNING and containing 53,258 square feet of land or 1.223 acres of land.

TRACT II:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND BEING LOTS 28 THRU 32 AND PORTIONS OF LOTS 25, 26 & 27 AND A PORTION OF VACATED ALLEYS IN MARY ANN WOOLRIDGE SUBDIVISION OF OUTLOTS 33, 38 & 39, DIVISION “D” IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS, AS RECORDED IN PLAT BOOK 1, PAGE 102 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS, BEING A PORTION OF

THAT CERTAIN TRACT OF LAND AS DESCRIBED IN VOLUME 6252, PAGE 642 OF THE DEED RECORDS OF TRAVIS COUNTY, TEXAS, SAID TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING at a hilti nail found at the Southeast corner of the intersection of West 23rd Street and Pearl Street for the Northwest corner and PLACE OF BEGINNING hereof;

THENCE with the South r.o.w. line of West 23rd Street, same being the North line of the herein described tract, S 71°02’ E for a distance of 333.53 feet to an ‘X’ found on a concrete curb at the most Northerly Northwest corner of Lot A of Hardin’s No. 1, a subdivision in the City of Austin, Travis County, Texas, as recorded in Plat Book 79, Page 190 of the Plat Records of Travis County, Texas, for the Northeast corner hereof;

THENCE with the East and South lines of the herein described tract, same being a North and West line of said Lot A, the following courses:

S 19°01’ W for a distance of 65.00 feet to a ½ inch iron pin found for an angle point

N 71°03’ W for a distance of 18.88 feet to a ½ inch iron pin found for an angle point

S 18°59’ W for a distance of 45.28 feet to a ½ inch iron pin found for an angle point

N 71°02’ W for a distance of 13.90 feet to a ½ inch iron pin found for an angle point

S 18°51’ W for a distance of 53.30 feet to a ½ inch iron pin found for an angle point

N 71°02’ W for a distance of 20.55 feet to a ½ inch iron pin found for an angle point

S 18°51’ W for a distance of 23.06 feet to a ½ inch iron pin found at the centerline of that certain 20 foot alley as vacated by the City of Austin by deed recorded in Volume 3542, Page 258 of the Deed Records of Travis County, Texas, and with the centerline of said alley, N 71°05’ W for a distance of 280.33 feet to a 60-d nail found in the East r.o.w. line of Pearl Street for the Southwest corner hereof;

THENCE with said r.o.w. of Pearl Street, same being the West line of the herein described tract, N 18°57 E for a distance of 187.00 feet to the PLACE OF BEGINNING and containing 58,503 square feet of land or 1.343 acres of land.

TRACT III:

EASEMENT ESTATE ONLY appurtenant to TRACT II as created and described in instrument dated August 31,1970, recorded in Volume 3920, Page 130, Deed Recorded of Travis County, Texas, being over and across Lot A, HARDIN’S NO. 1, a subdivision in Travis County, Texas, according to the map or plat recorded in Volume 79, Page 190, of the Plat Records of Travis County, Texas.

EXHIBIT A-2

As of December 6, 2011

Ground Floor Retail

Unit #815 — Hensel Phelps Construction Co.

LEASE AGREEMENT between the Landlord (FAIRFIELD 24th STREET TOWERS LTD.) and Tenant (HENSEL PHELPS CONSTRUCTION CO.) effective as of August 1, 2011.

Unit #819 — Campus Condos

FIRST AMENDMENT TO LEASE AGREEMENT made and entered into August 1st, 2011, between FAIRFIELD 24TH STREET TOWERS LTD., and CAMPUS CONDOS.

LEASE AGREEMENT made and entered into August 23, 1990 between UNIVERSITY HOUSING CORPORATION and CAMPUS CONDOS.

Unit A-1 — Austin City Realty

FIRST AMENDMENT TO LEASE AGREEMENT made and entered into March 30, 2011 between FAIRFIELD 24TH STREET TOWERS LTD., and AUSTIN CITY REALTY, LLC.

Unit A-1a — Apogee Communications (Storage)

STORAGE SPACE LEASE made and entered into May 2009, between FAIRFIELD 24TH STREET TOWERS LTD., and APOGEE TELECOMM, INC.

Unit A-2 — Only You Salon

FIRST AMENDMENT TO LEASE AGREEMENT made and entered into August 1, 2011 between FAIRFIELD 24TH STREET TOWERS LTD., and BHAGWAN (BOBBY) AND TRACY K. CHUGANI.

Letter dated June 6, 2000 from Tracy K Chugani to University Towers Re: lease extension to June 1, 2001.

LEASE AGREEMENT entered into on April 10, 1996 between University Towers Corp. D.B.A. University Towers and Bhagwan (Bobby) and Tracy K. Chugani.

ATM — University Federal Credit Union

FIRST AMENDMENT TO LEASE AGREEMENT by and between FAIRFIELD 24TH STREET TOWERS LTD., and UNIVERSITY FEDERAL CREDIT UNION.

Lease Agreement made by and between University Federal Credit Union and UNIVERSITY TOWERS dated March 17, 2003.

Unit BB — Austin Christmas Lighting

NO CONTRACT

Unit C, B1 and B2 — Longhorns Market

LEASE AGREEMENT between FAIRFIELD 24TH STREET TOWERS LTD., and FORZA COMMERCIAL DEVELOPMENT, LLC (LONGHORNS MARKET) dated December 1st, 2010.

Unit G — PC GENIE

NO CONTRACT

Unit H — Abel’s Hair Design

FIRST AMENDMENT TO LEASE AGREEMENT dated August 1st, 2011 between FAIRFIELD 24TH STREET TOWERS LTD., and ISABEL RODRIGUEZ D.B.A. ABEL’S HAIR DESIGN.

LEASE AGREEMENT between University Housing Corporation and Isabel Rodriguez D.B.A. (Abel’s Hair Design) dated June 30, 1995.

Unit N — Abel’s Copies

FIRST AMENDMENT TO LEASE AGREEMENT between FAIRFIELD 24TH STREET TOWERS LTD., and SAMUEL ODUNSI d/b/a ABEL’S COPIES, with an effective date of January, 2011.

LEASE AGREEMENT between FAIRFIELD 24TH STREET TOWERS LTD., and Abel’s Copies with a commencement dated of March 1, 2009.

Unit E, I, J and M — Apogee

LEASE AGREEMENT between the Landlord (FAIRFIELD 24TH STREET TOWERS LTD.) and Tenant (APOGEE TELECOMM, INC., commencement date of May 1, 2009.

FIRST AMENDMENT TO LEASE AGREEMENT between the Landlord (FAIRFIELD 24th STREET TOWER LTD.) and Tenant (APOGEE TELECOMM, INC.), dated August1, 2011.

Unit #811, Unit O, Unit R — Board of Regents of the University of Texas System

FIRST AMENDMENT OF SPACE LEASE AGREEMENT entered by and between FAIRFIELD 24TH STREET TOWERS LTD., and the BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM, effective October 1, 2011.

SPACE LEASE AGREEMENT made effective on February 11, 2011 by FAIRFIELD 24TH STREET TOWERS LTD., and THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM.

Unit P — Paradigm Books

FIRST AMENDMENT TO LEASE AGREEMENT between FAIRFIELD 24TH STREET TOWERS LTD., and PARADIGM BOOKS AND LECTURE NOTES, LTD. dated August 1, 2011.

LEASE AGREEMENT between UNIVERSITY HOUSING CORPORATION and Paradigm Books and Lecture Notes, LTD., dated April 1, 2003.

Unit Q — Integrated Arts

FIRST AMENDMENT TO LEASE AGREEMENT between FAIRFIELD 24TH STREET TOWERS LTD., and INTEGRATED ARTS, dated August 1, 2011.

FIRST AMENDMENT TO LEASE AGREEMENT between Fairfield 24th St Towers Ltd., and Integrated Arts dated December 1, 2008 (NOT EXECUTED).

LEASE AGREEMENT between University Housing Corp and Integrated Arts dated October 3, 2001.

ROOF — Cingular Wireless

Letter from Steve Shmidl, Redfish Wireless Consultants LLC to University Towers Re: AT&T Telecommunications Site: West Campus TX—6- @ 801 West 24th St, Austin Texas dated July 7, 2011.

Letter from Geraldine Moore Cingular Wireless project manager to University Towers regarding extending term of Lease Agreement dated July 26, 2002.

Letter from Charles L. Yarbrough, GTE Wireless, to University Towers regarding - TX0784 West Campus BO Site — Lease Renewal dated July 7, 1999.

FIRST AMENDMENT TO BUILDING LEASE AGREEMENT dated June 23, 2008 by New Cingular Wireless PCS, LLC between Landlord, Fairfield 24th Street Towers, Ltd., and Tenant, New Cingular Wireless PCS, LLC.

Lease extension term sheet from Phillip Dang, Lease Consultant to Neil Bright, dated January 14, 2008.

BUILDING LEASE AGREEMENT entered into July 22, 1996, between University Towers and GTE Mobilnet of Austin Limited Partnership.

ROOF — Cricket Communications

ROOF TOP LEASE entered into June 12, 2007, between Fairfield 24th Street Towers Ltd., and Alaska Native Broadband 1 License, LLC.

ROOF — Nextel

COMMUNICATIONS SITE LEASE AGREEMENT (BUILDING) entered into October 30, 1997, between Nextel of Texas Inc., and University Housing Corporation.

FIRST AMENDMENT TO COMMUNICATIONS SITE LEASE AGREEMENT (BUILDING) entered into November 30, 2006 between Fairfield 24th Street Towers, LP and Nextel of Texas, Inc.

ROOF — Sprint

Letter from MD7, LLC, dated September 2, 2009, Re: Sprint Lease Expiration Program Lease ID: DA04XC005-A

BUILDING AND ROOF LEASE AGREEMENT entered into June 26, 1996 between University Housing Corporation and Sprint Spectrum L.P.

ROOF — Verizon

FIRST AMENDMENT TO COMMUNICATIONS SITE LEASE AGREEMENT (BUILDING) between Fairfield 24th Street Towers, Ltd. and Dallas MTA, L.P. d/b/a Verizon Wireless with a term from December 1, 2012 to December 1, 2013.

Letter from PrimeCo Personal Communications to Mr. Ugene C. Olson, University Housing Corporation, dated January 22, 1998, Re: Communications Site Lease Agreement (“Lease”) between University Housing Corporation (“Owner”), and PrimeCo Personal Communications L.P. (“Tenant”)

COMMUNICATIONS SITE LEASE AGREEMENT (BUILDING) entered into December 2, 1997, between Dallas MTA, L.P., a Delaware limited partnership, by its sole general partner, PRIMECO PERSONAL COMMUNICATIONS, L.P., and University Housing Corporation.

EXHIBIT B

Personal Property

(See Attached)

FF Properties L.P.

University Towers

Inventory of Personal Property

8/4/11

APPLIANCE COUNT— This is the only place appliances should be listed.

Number of In Unit Appliances*:	184	Refrigerators
(Include # of appliances listed below in Clubhouse	184	Microwaves
and Management Office.) See *NOTE	184	Ranges
		Dishwashers
		Disposals
		Washer
		Dryers

*NOTE: Appliances listed below are included in the total appliance count above.

Clubhouse

Refrigerator	Microwave	Range
Dishwasher	Disposal

Management Office

Refrigerator 1	Microwave 1	Range
Dishwasher	Disposal

GOLF CART COUNT — NONE 8/4/11

APARTMENT FURNITURE COUNT

Unit Type	Number Units	Quantity	Description
A1	31	62	Mattresses
		30	Box Springs
		62	Bed Frames
		62	Dressers
		31	Coffee Tables
		20	Sofas
		62	End tables
		31	Lamps
		62	Desk Chairs
		62	Desks
		31	Dining Tables
		62	Dining Chairs
		15	TV Stands
		20	Love Seats
		9	Sectional 7 pcs
		31	Shower Curtain Rods
		31	A/C Units

Unit Type	Number Units	Quantity	Description
A11	9	18	Mattresses
		5	Box Springs
		18	Bed Frames
		6	Sofas
		6	Love Seats
		9	End Tables
		18	Dressers
		9	Coffee Tables
		9	Lamps
		9	Desks
		9	Desk Chairs
		9	Dining Tables
		18	Dining Chairs
		9	Shower Curtain Rods
		5	T/V Stands
		9	A/C Units
		3	Sectional 7 pcs

Unit Type	Number Units	Quantity	Description
B1	36	144	Mattresses
		80	Box Springs
		144	Bed Frames
		24	Sofas
		24	Love Seats
		108	End Tables
		144	Dressers
		36	Coffee Tables
		36	Lamps
		144	Desks
		144	Desk Chairs
		36	Dining Tables
		144	Dining Chairs
		36	A/C Units
		20	TV Stands
		12	Sectional 7 pcs

Unit Type	Number Units	Quantity	Description
B2	18	72	Mattresses
		40	Box Springs
		72	Bed Frames
		18	Lamps
		72	Dressers
		18	Coffee Tables
		12	Sofas
		12	Love Seats
		6	Sectional 7 pcs
		54	End Tables
		72	Desks
		72	Desk Chairs
		18	Dining Tables
		72	Dining Chairs
		36	Shower Curtain Rods
		18	A/C Units
		10	TV Stands

Unit Type	Number Units	Quantity	Description
B3	78	312	Mattresses
		160	Box Springs
		312	Bed Frames
		78	Lamps
		234	End Tables
		312	Desks
		312	Desks Chairs
		78	Dining Tables
		312	Dining Chairs
		156	Shower Curtain Rods
		312	Dressers
		78	Coffee Tables
		48	Sofas
		48	Love Seats
		32	Sectional 7 Pcs
		78	A/C Units
		40	End Tables

Unit Type	Number Units	Quantity	Description
B4	7	28	Mattresses
		12	Box Springs
		28	Bed Frames
		7	Lamps
		28	End Tables
		27	Desks
		28	Desk Chairs
		7	Dining Tables

		28	Dining Chairs
		14	Shower Curtain Rods
		28	Dressers
		7	Coffee Tables
		7	A/C Units
		3	TV Stands
		4	Sectional 7 Pcs

Unit Type	Number Units	Quantity	Description
E1	5	5	Mattresses
		2	Box Springs
		5	Bed Frames
		4	Lamps
		4	End Tables
		5	Desks
		5	Desk Chairs
		5	Shower Curtain Rods
		5	Dressers
		5	Coffee Tables
		5	A/C Units
		3	TV Stands
		5	Love Seats

TOTAL Furniture in Units:		Quantity	Description
		641	Mattresses
		329	Box Springs
		641	Bed Frames
		183	Lamps
		499	End Tables
		631	Desks
		632	Desk Chairs
Shower Curtain Rods
Dressers
Coffee Tables
A/C Units
TV Stands
Love Seats

Total count of Apartment Furniture Count excludes model furniture included in Property Inventory below.

PERSONAL PROPERTY INVENTORY CHECKLIST

Complete Property Inventory in the following order:

☒	Office (s) / Business Center
☐	Clubroom
☐	Game Room
☒	Pool Furniture
☒	Fitness Equipment
☒	Model Apartment (s)
☒	Maintenance
☒	Food Court

Fairfield’s Yardi/Rent Roll Software & Routers in Management Office Are Excluded From Personal Property.

/s/ [ILLEGIBLE] 8/4/11	/s/ [ILLEGIBLE] 8-4-11
Property Manager/Date	Regional Supervisor/Date

FF Properties L.P.

COMPUTER INVENTORY

Property:	University Towers	Date:	8/4/11

Inventory Taken By:	Nancy Henthorne

Location	Front office
Quantity	Item Description	Serial Number/FF Number
1	CPU	TV94W-GPYG-YXVPG
1	Monitor	FF0008130

Location	Front Office
Quantity	Item Description	Serial Number/FF Number
1	CPU	0045-160-428-790
1	Monitor	T7SF24AG05403

Location	Computer Lab
Quantity	Item Description	Serial Number/FF Number
1	CPU	00045-668-316-655
1	Monitor	T7ST24AG05403
1	Monitor	352-64180-65M-0JGL
1	Printer	CNFB290714
1	CPU	00045-668-316-658
1	Monitor	CN-0CC352-84180-65M-04ML
1	Monitor	CN-OCC352-64180-65MJDL

Location	Leasing Back Office
Quantity	Item Description	Serial Number/FF Number
1	Printer	SKVG338

Location	Assistant Manager Office
Quantity	Item Description	Serial Number/FF Number
1	CPU	00045-689-647-665/FF0008121
1	Monitor	CN-OFJ181-64180-676-0VFS/FF0008123
1	CPU	00045-689-547-729/FF0008126
1	Monitor	CN-OFJ181-64180-676-095S/FF0008126

Location	Foor Court
Quantity	Item Description	Serial Number/FF Number
	CPU	00045-162-459-793
	Monitor	T7AF23AA06330
	Printer	CNFB345870

Fairfield’s Yardi/Rent Roll Software & Routers in Management Office Are Excluded From Personal Property.

/s/ [ILLEGIBLE] 8/4/11	/s/ [ILLEGIBLE] 8-4-11
Property Manager/Date	Regional Supervisor/Date

FF Properties L.P.

INVENTORY OF PERSONAL PROPERTY

Property:	University Towers	Date:	8/4/2011

Inventory Taken By:	Ashley Alviar

Qty:	Room	Qty:	Room
	Manager’s Office		Assistant Manager’s Office
1	Phone	2	Wooden Filing Cabinets
1	Filing Cabinet	3	Metal Filing Cabinets
2	Wire File holders	2	Phones
1	Business Card Holder	2	Guest Chairs
1	Wooden Table with Wheels	2	Desk Chairs
2	Desks	2	Desks
2	Guest Chairs	1	Paper Shredder
2	Office Chairs	2	Trash Cans
3	Bookshelves	1	Wooden Table
1	Trash Can
			BackOffice
	Leasing Office	1	Table
3	Chairs	1	Fax Machine
1	Desk	1	paper cutter
1	2 hole punch	1	2 Drawer Bureau
1	calculator	1	shredder
1	Phone	1	Desk
		1	phone
	FRONT DESK	1	dry erase board
2	Chairs
2	VCR’s		Conference Room
1	phone	7	Chairs
1	rack	1	Table
3	Pictures	1	artificle tree
		1	bureau
	Game Room
10	Stools		Computer Lab
4	Tables	2	Rust Chairs
3	Framed Jersey’s	4	Blinds
1	Framed UT Flag	6	Roll Chairs
1	Ping Pong Table	1	Trash Can
1	Fooseball Table
2	Pool Tables
1	Trash Can

FF Properties L.P.

INVENTORY OF PERSONAL PROPERTY

Property:	University Towers	Date:	8/4/2011

Inventory Taken By:	Ashley Alviar

Qty:	Room	Qty:	Room
	Pool Area		Model Room # 203
15	Chairs		Kitchen
30	Pool Chairs	2	Towels
3	Metal Tables	1	Rug
2	Stone Tables	1	Decorative Vin Bottle
5	Stone Seats	1	Knife Holder
2	Grills	13	Knives
3	Trash Cans	1	Scissors
		2	Shakers
	Fitness Room	1	Cutting Board
2	Benches	1	Can Opener
2 sets	5-50 lb dumbells	1	Cheese Grater
1	Lat/chest machine	7	Cooking Utensils
2	Pins	1	Potpourri
2	Straight bars	1	towel / dish remover
1	Tricep bar
1	Rope		Dining Room
1	Let bar	1	Table 4 forks
1	Single hand	4	Chairs 4 Spoons
3	Clips	4	Chair Covers 4 knives
1	Ab machine/decline	4	Wine Glasses
1	“Broken” leg machine	1	Vase
1	Pin	4	Coffee Cups
1	Yoga Ball	4	Napkins
2	Treadmills	4	Bowls
2	Bikes	4	Small Plates
4	Ellipticle machines	4	Large Plates
2	Floor mats	4	Place Mats
1	Trash can
1	T.V.		Living Room
		1	Couch
	Lobby Area	1	Love Seat
4	Long Yellow Ottomans	1	Coffee Table
8	Rust Chairs	1	End Table
1	Brown Leather Couches	1	Rug
4	Small brown tables	2	Candles
1	T.V.
9	Vases
3	Pieces of Art
2	Rugs
3	Phones in Lobby

FF Properties L.P.

INVENTORY OF PERSONAL PROPERTY

Property:	University Towers	Date:	8/4/2011

Inventory Taken By:	Ashley Alviar

Qty:	Room	Qty:	Room
	Room 203 Cont.		Romm 203 Cont.
	Living Room (Cont)		Left Bedroom cont
2	Canie Holders	2	Chairs
3	Pillows	6	Shelves
1	Bevo	1	Long Desk
1	Lamp	4	Small Pillows
4	Small mirrors	4	Medium Pillows
		2	Large Pillows
	Rt. Bedroom	1	Rug
2	Chairs	1	Large Lamp
2	Comforters	2	Comforters
6	Shelves	1	End Table
1	Mirror Decoration	2	Beds
1	Large Picture Frame	2	Dressers in Closet
1	Rug
2	Small Candles		Closet
5	Small Pillows	2	Dressers
5	Medium Pillows
1	Large Pillow		Bathroom
1	Vase	12	Towels
1	Lamp	1	Soap dispenser
1	Desk	1	Small mirror
2	Dressers in Closet	1	Picture Frame
		3	Large towels
	Rt. Bathroom
10	WashCloths		Right Bedroom
5	Towels	5	Small pillows
1	Hand Towel	11	Pillows
1	Soap Dispenser	1	Picture Frame
1	Soap Tray	3	Lamps
1	Vase	23	Books
		2	Chairs
	Left Bathrrom	1	Rug
14	WashCloths	1	Vase
1	Vase	2	Desk
1	Dish Soap Disp.	2	Shelves
3	Hand Towels	1	Small Mirror
2	Large Towels	2	Beds with Linens

FF Properties L.P.

INVENTORY OF PERSONAL PROPERTY

Property:	University Towers	Date:	8/4/2011

Inventory Taken By:	Ashley Alviar

Qty:	Room	Qty:	Room
	Model Room 915		Living Room Cont.
5	Plants	1	Blanket
	Kitchen	3	Pictures
1	Dish rack	1	Entertainment Center
1	Dish towel	1	Vase with plant
4	Large plates	2	Picture frames
2	Small plates	1	Decorative plate
2	Salt shakers	2	Books
1	Mirror	1	Lamp
4	Place mats	2	Plant
2	Dec. bowls	1	End table
1	Floor mat
			Room #1
	Dining Room	32	Books
1	Table	1	File basket
3	Chairs	4	File holders
1	Candle Holder	2	Lamps
2	Pictures	2	Clock
2	Place mats	2	Chairs
2	Large plates	2	Desl
2	Small plates	3	Containers
2	Bowls	1	Picture frame
4	Chop sticks	1	Hat
9	Mirrors	1	Plant
		1	Trash Can
	Closet #1	2	Rugs
2	Dressers	1	Cap
1	Rug	2	Beds with linens
1	Mirror	2	Comforters
1	Basket	3	Pillows
2	Towels	1	Clock
		1	Night stand
	Living Room
7	Accent pillows
1	Peace Sign
1	Coffee table
1	Couch
1	Love seat

FF Properties L.P.

INVENTORY OF PERSONAL PROPERTY

Property:	University Towers	Date:	8/4/2011

Inventory Taken By:	Ashley Alviar

Qty:	Room	Qty:	Room
	Foodcourt		Foodcourt Cont
10	Chaffers	1	3 door glass refrig.
5	strainers	1	2 Door Glass Refrig.
35	Hotel 2”	1	3 door refrig. Unit
20	Hotel 4”	2	upright refrig.
1	Hotel perferated 2”	1	Ice Cream Freezer
4	Hotel perferated 4”	2	Fryers
10	stock pots	1	4 burner cook stove
8	sauce pans	2	flat top griddles
7	roaster pans	1	Pizza Warmer
100	sheet pans	1	Countertop Pizza Refrig.
6	saute pans	1	Pizza Oven
65	screens & lids	1	20 Qt. Mixer
150	dinner spoons	1	60 Qt. Mixer
100	dinner knives	1	Ice Machine
180	dinner forks	2	Heat Lamps
45	steak knives	4	Dish Carts
35	utility knives	6	Utility Carts
40	cake pans	6	Food Bin
8	muffin pans	5	Rolling Racks
40	pizza pans & screens	13	Trash Cans
120	9” plates	1	Smoker
50	6” plates	1	Frozen Yogurt Machine
200	6” bowls	1	Floor Buffer
35	monkey dish	1	Pressure Sprayer
25	coffee cups	1	Toaster
150	Glasses	2	Microwaves
30	buckets	1	Steamer
21	lexans	1	Linen Cabinet
250	cooking & serving utensils	1	Chemical Cabinet
30	serving platters & bowls	39	Metro Shelving
10	soup basins	4	Metro Max Shelving
210	green trays	1	Food Warmer Box
1	Dome pastry lids	16	Stainless steel tables
4	Ovens	1	Dish Machine
1	turbo chef Oven	1	Dish Return Conveyor
2	Char grills	1	3 Well Sink
2	proof cabinet	1	Prep Sink
1	slicer	1	Roller Table (Dish Room)
1	food processor	1	Clean Dish Table (stainless)
1	Sancwich Refrig. Unit	2	Sprayers
3	upright reach in	2	Disposals
5	Paper Towel Disp.	1	Stainless Dish Table
10	Cereal Disp.	3	Hard Sinks (stainless)
1	Bakers Rack	1	Metro Silverware Rack

FF Properties L.P.

INVENTORY OF PERSONAL PROPERTY

Property:	University Towers	Date:	8/4/2011

Inventory Taken By:	Ashley Alviar

	Food Court cont		Dining Room
2	Soup Warmers	186	Black Chairs
2	Scales	16	Lounge Chairs
10	Napkin Dispensors	7	Booths
		4	Coffee Tables
	Food Court Office	2	Leather Couches
1	Camera	3	2 Top Tables
1	Computer Work Sta	40	4 Top Tables
1	Fax Machine	5	6 Top Tables
1	Security Monitor	3	Round Tables
1	VCR	3	Mobiles
3	Security Cameras
1	Small Refrig.		Maintenance
1	Telephone	1	Table Saw
2	T.V.’s	1	Wheel Barrow
1	Cash Register	1	Fiat Four wheel Dollies
1	Card Scanner	1	Power Washer
2	Filing Cabinets	1	Leaf Sucker MTD Blower
3	Office Chairs		Wire Welder LF08257
6	Desks	1	Excell 2800 Honda Power
2	Printer Stands		Washer #11000064563
1	Bookshelf	1	Carpet cleaner
1	Couches	2	Shop Vac 16 gal. Contractor
1	LoveSeat	2	Rigid Wet/Dry Vac
2	End Tables	1	1200 Steam Works wall paper
1	Time Clock		stripper.
2	Vacuum Cleaners	1	Fein Multi Master
2	Lamps	1	FMM 250Q
1	Laminator	1	Drain Cleaner
2	Shop Vac’s		HVN307931110
		1	Paint Sprayer
	Conference Room	1	Poulan Chain Saw
2	Folding Tables	1	Lincoln Electric arc Welder
10	Chairs	1	14’ Ladder
1	Podium	1	10’ ladder
1	Projector Screen	1	Door Dolly

FF Properties L.P.

INVENTORY OF PERSONAL PROPERTY

Property:	University Towers	Date:	8/4/2011

Inventory Taken By:	Ashley Alviar

Qty:	Room	Qty:	Room
	Maintenance-Cont		Maintenance-Cont
2	5 Drwr Metal Cabinets	1	Hammer
1	4 Drwr Metal Cabinets	1	Cordless Rt. Angle drill
1	Dayton-gang box	1	VS reciprocating saw
3	Metal Shelves	1	Li-ionDigitalCamera
1	Hutch top - bottom	1	Paeumatic dead nailer
1	Paint Cabinet-6ft.	1	Cordless caulk gun
1	Used Room Desk	1	Jag Saw
1	Blue print holder	1	Heat Gun
1	Used Room Fridge	1	Headshear
3	6 ft. ladders	1	Portablecable com .belt sander
1	Roll away file	1	Cordless circular saw
1	6 level paper holder	2	Cordless reciprocating saw
1	Book shelf	1	Saw
1	Wall clock	1	Rigid Hole Saw Kit 13 piece
1	Book shelf	1	Blu Mol Hol Saw Kit
2	Portable A/C Units	1	Ryodi router R163
5	Carpet fans	1	12” Drill Press
1	Digital Camera	1	Coll Scrubber
1	Air Compressor	1	Compound MiterSaw
2	Rotary hammer drill	1	Measuremeter
1	Fastening tool	2	Augers
1	Drywall screwdriver	2	LG Portable A/C Units
1	Band Saw	1	Tri-Jet
1	Circuit Tracer	1	Gas Regulater Welder
1	Impact Wrench	1	Leak Detector
1	Planer	1	Mold Detector
1	Sander grinder	1	Miller Matic 175/230V
1	Rotary hammer drill	1	Compute-A-Charge Scale
1	Saw	1	2 Ton Pallet Jack
1	Jig Saw	2	Carpet Cleaner
1	Pipe Cutter	1	M40 Multigas Monitor
1	Mini Rooter	1	Scissor Lift
1	Dehumidifier	1	Camera
1	DC Plasma cutting system
1	Recovery A/C

Fairfield’s Yardi/Rent Roll Software & Routers in Management Office Are Excluded Form Personal Property.

/s/ [ILLEGIBLE] 8/4/11	/s/ [ILLEGIBLE] 8-4-11
Property Manager/Date	Regional Supervisor/Date

EXHIBIT C

Intentionally Omitted

EXHIBIT D

Title Commitment

(See Attached)

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A

Effective Date: October 26, 2011 at 08:00 AM	Commitment Number: CT0000061169,
GF Number: CTDAL09-CT0000061169	issued August 25, 2011 at 8:00 a.m.

1.	The policy or policies to be issued are:
	(a)	OWNER’S POLICY OF TITLE INSURANCE (Form T-1)
(Not applicable for improved one-to-four family residential real estate)
Policy Amount:
PROPOSED INSURED:

	(b)	TEXAS RESIDENTIAL OWNER’S POLICY OF TITLE INSURANCE
— ONE-TO-FOUR FAMILY RESIDENCES (Form T-1R)
Policy Amount:
PROPOSED INSURED:

	(c)	LOAN POLICY OF TITLE INSURANCE (Form T-2)
Policy Amount:
PROPOSED INSURED:
Proposed Borrower:

	(d)	TEXAS SHORT FORM RESIDENTIAL LOAN POLICY OF TITLE INSURANCE (Form T-2R)
Policy Amount:
PROPOSED INSURED:
Proposed Borrower:

	(e)	LOAN TITLE POLICY BINDER ON INTERIM CONSTRUCTION LOAN (Form T-13)
PROPOSED INSURED:
Binder Amount:
Proposed Borrower:

	(f)	OTHER
Policy Amount:
PROPOSED INSURED:
Proposed Borrower:

2.               The interest in the land covered by this Commitment is:

Fee simple estate, subject to, and the Company does not insure title to, and excepts from the description of the land, coal, lignite, oil, gas and other minerals in, under and that may be produced from the land, together with all rights, privileges, and immunities relating thereto, as to Tracts I and II;

EASEMENT ESTATE ONLY appurtenant to TRACT II as created and described in instrument dated August 31, 1970, recorded in Volume 3920, Page 130, Deed Records of Travis County, Texas, being over and across Lot A, HARDIN’S NO. 1, a subdivision in Travis County, Texas, according to the map or plat recorded in Volume 79, Page 190, of the Plat Records of Travis County, Texas, as to Tract III.

3.               Record title to the land on the Effective Date appears to be vested in:

Fairfield 24th Street Towers, Ltd., a Texas limited partnership

4.               Legal description of land:

Tract I:

All of that certain tract or parcel of land being a portion of Lots 5, 6, 7 and 8 of Raymond’s Subdivision of outlots 38 & 39, Division “D”, a subdivision in the City of Austin, Travis County, Texas, as recorded in Plat Book 1, Page 18 of the Plat Records of Travis County, Texas, being all of that certain tract of land described as Tract I in Volume 6252, Page 642 of the Deed Records of Travis County, Texas, and being a portion of that certain tract of land

FORM T-7: Commitment for Title Insurance

(Schedule A)

1

described in Volume 6252, Page 1047 of the Deed Records of Travis County, Texas, and being that same tract of land described in Document No. 2005180415 of the Official Public Records of Travis County, Texas, the herein described tract being more particularly described by metes and bounds as follows:

BEGINNING at a hilti nail found at the common South corner of Lots 4 and 5 of the aforementioned subdivision, being in the North r.o.w. line of West 23rd Street for the Southwest corner and PLACE OF BEGINNING hereof;

THENCE along the common line of said Lots 4 and 5, N 18 degrees 55 minutes 30 seconds E for a distance of 186.05 feet to a capped iron pin in the South r.o.w. line of West 24th Street, for the Northwest corner hereof;

THENCE along the South r.o.w. line of West 24th Street, S 71 degrees 00 minutes E for a distance of 279.60 feet to an ‘X’ set on concrete in the common line of Lots 7 and 8 of the aforementioned subdivision for the Northeast corner hereof;

THENCE along the common line of said Lots 7 and 8, S 18 degrees 59 minutes W for a distance of 88.07 feet to a 1/2 inch iron pin found, for an Easterly corner hereof;

THENCE along the East line of the herein described tract, S 71 degrees 04 minutes E for a distance of 14.52 feet to a 1/2 inch iron pin found and S 19 degrees 06 minutes W for a distance of 96.93 feet to an ‘X’ set on concrete in the South line of said Lot 8, being in the North r.o.w. line of West 23rd Street, for the Southeast corner hereof;

THENCE along the South line of said Lots 5, 6, 7 and 8, being the North r.o.w. line of West 23rd Street, N 71 degrees 12 minutes 30 seconds W for a distance of 293.73 feet to the PLACE OF BEGINNING and containing 53,258 square feet of land or 1.223 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

TRACT II:

All of that certain tract of parcel of land being Lots 28 through 32 and a portion of Lots 25, 26 and 27 and a portion of vacated alleys in May Ann Wooldridge Subdivision of Outlots 33, 38 and 39, Division “D” in the City of Austin, Travis County, Texas, as recorded in Plat Book 1, Page 102 of the Plat Records of Travis County, Texas, being a portion of that certain tract of land as described in Volume 6252, Page 642 of the Deed Records of Travis County, Texas, and being that same tract of land described in Document No. 2005180415 of the Official Public Records of Travis County, Texas, said tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a hilti nail found at the Southeast corner of the intersection of West 23rd Street and Pearl Street for the Northwest corner and PLACE OF BEGINNING hereof;

THENCE with the South r.o.w. line of West 23rd Street, same being the North line of the herein described tract, S 71 degrees 02 minutes E for a distance of 333.53 feet to an ‘X’ found on a concrete curb at the most Northerly Northwest corner of Lot A of Hardin’s No. 1, a subdivision in the City of Austin, Travis County, Texas, as recorded in Plat Book 79, Page 190 of the Plat Records of Travis County, Texas, for the Northeast corner hereof;

THENCE with the East and South lines of the herein described tract, same being a North and West line of said Lot A, the following courses:

S 19 degrees 01 minutes W for a distance of 65.00 feet to a 1/2 inch iron pin found for an angle point;

N 71 degrees 03 minutes W for a distance of 18.88 feet to a 1/2 inch iron pin found for an angle point;

S 18 degrees 59 minutes W for a distance of 45.28 feet to a 1/2 inch iron pin found for an angle point;

N 71 degrees 02 minutes W for a distance of 13.90 feet to a 1/2 inch iron pin found for an angle point;

S 18 degrees 51 minutes W for a distance of 53.30 feet to a 1/2 inch iron pin found for an angle point;

N 71 degrees 02 minutes W for a distance of 20.55 feet to a 1/2 inch iron pin found for an angle point;

S 18 degrees 51 minutes W for a distance of 23.06 feet to a 1/2 inch iron pin found at the centerline of that certain 20 foot alley as vacated by the City of Austin by deed recorded in Volume 3542, Page 258 of the Deed Records of Travis County, Texas, and with the centerline of said alley, N 71 degrees 05 minutes W for a distance of 280.33 feet to a 60-d nail found in the East r.o.w. line of Pearl Street for the Southwest corner hereof;

THENCE with said r.o.w. line of Pearl Street, same being the West line of the herein described tract, N 18 degrees 57 minutes E for a distance of 187.00 feet to the PLACE OF BEGINNING and containing 58,503 square feet of land or 1.343 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

Tract III:

EASEMENT ESTATE ONLY appurtenant to TRACT II as created and described in instrument dated August 31, 1970, recorded in Volume 3920, Page 130, Deed Records of Travis County. Texas, being over and across Lot A, HARDIN’S NO. 1, a subdivision in Travis County, Texas, according to the map or plat recorded in Volume 79, Page 190, of the Plat Records of Travis County, Texas.

SCHEDULE B

EXCEPTIONS FROM COVERAGE

GF Number: CTDAL09-CT0000061169	Commitment Number: CT0000061169

In addition to the Exclusions and Conditions and Stipulations, your Policy will not cover loss, costs, attorney’s fees, and expenses resulting from:

1.               Deleted.

2.               Any discrepancies, conflicts, or shortages in area or boundary lines, or any encroachments or protrusions, or any overlapping of improvements.

3.               Homestead or community property or survivorship rights, if any, of any spouse of any insured. (Applies to the Owner Policy only.)

4.               Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,

a.              to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or

b.              to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or

c.              to filled-in lands, or artificial islands, or

d.              to statutory water rights, including riparian rights, or

e.              to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area. (Applies to the Owner Policy only.)

5.               Standby fees, taxes and assessments by any taxing authority for the year 2011, and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year. (If Texas Short Form Residential Mortgagee Policy (T-2R) is issued, that policy will substitute “which become due and payable subsequent to Date of Policy” in lieu of “for the year 2011 and subsequent years.”)

6.               The terms and conditions of the documents creating your interest in the land.

7.               Materials furnished or labor performed in connection with planned construction before signing and delivering the lien document described in Schedule A, if the land is part of the homestead of the owner. (Applies to the Mortgagee Title Policy Binder on interim Construction Loan only, and may be deleted if satisfactory evidence is furnished to us before a binder is issued.)

8.               Liens and leases that affect the title to the land, but that are subordinate to the lien of the insured mortgage. (Applies to Mortgagee Policy (T-2) only.)

9.               The Exceptions from Coverage and Express Insurance in Schedule B of the Texas Short Form Residential Mortgagee Policy of Title Insurance (T-2R). (Applies to Texas Short Form Residential Mortgagee Policy of Title Insurance (T-2R) only.) Separate exceptions 1 through 8 of this Schedule B do not apply to the Texas Short Form Residential Mortgagee Policy (T-2R).

10.         The following matters and all terms of the documents creating or offering evidence of the matters (We must insert matters or delete this exception.):

a.     Rights of tenants in possession, as tenants only, under unrecorded lease agreements.

FORM T-7: Commitment for Title Insurance

(Schedule B)

b.              Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the title that would be disclosed by an accurate and complete land survey of the land.

(NOTE: UPON RECEIPT OF A SURVEY ACCEPTABLE TO COMPANY, THIS EXCEPTION WILL BE DELETED. COMPANY RESERVES THE RIGHT TO ADD ADDITIONAL EXCEPTIONS PER ITS EXAMINATION OF SAID SURVEY.)

c.               Easement(s) for the purpose(s) shown below and rights incidental thereto, as retained in a document:

Retained by: City of Austin

Purpose: electric and telephone line easement

Recording No: Volume 3542, Page 258, Deed Records of Travis County, Texas, less that portion released in Volume 3782, Page 1609, and Volume 5995, Page 1517, Deed Records of Travis

County, Texas

(Affects Tract II only)

d.              Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to: University Village Limited

Purpose: ingress and egress easement

Recording No: Volume 3920, Page 130, Deed Records of Travis County, Texas

(Affects Tract II only)

e.               Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to: Southwestern Bell Telephone Company

Purpose: equipment station easement

Recording No: Volume 12588, Page 310, Real Property Records, Travis County, Texas

(Affects Tract II only)

f.                 An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled: Memorandum of Lease Agreement

Lessor: University Housing Corporation

Lessee: Sprint Spectrum, L.P.

Recording Date: December 9, 1996

Recording No: Volume 12829, Page 302, Real Property Records, Travis County. Texas

(Affects Tract I only)

g.              An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled: Subordination, Non-Disturbance and Attornment Agreement

Lessor: University Towers

Lessee: GTE Mobilnet of Austin Limited Partnership

Recording Date: March 20, 1997

Recording No: Volume 12895, Page 1731, Real Property Records, Travis County, Texas

(Affects Tract I and Tract II)

h.              An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled: Memorandum of Lease

Lessor: Fairfield 24th Street Towers, Ltd. dba University Towers Ltd.

Lessee: Coinmach Corporation

Recording Date: July 9, 2008

Recording No: Document No. 2008116064, Official Public Records of Travis County, Texas

(Affects Tract I and Tract II)

i.                  An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled: Subordination, Non-Disturbance and Attornment Agreement

Lessor: Fairfield 24th Street Towers, Ltd.

Lessee: Board of Regents of The University of Texas System

Recording Date: June 21, 2011

Recording No: Document No. 2011089740, Official Public Records of Travis County, Texas

(Affects Tract I and Tract II)

SCHEDULE C

GF Number: CTDAL09 CT0000061169	Commitment Number: CT0000061169

Your Policy will not cover loss, costs, attorney’s fees, and expenses resulting from the following requirements that will appear as Exceptions in Schedule B of the Policy, unless you dispose of these matters to our satisfaction, before the date the Policy is issued:

1.               Documents creating your title or Interest must be approved by us and must be signed, notarized and filed for record.

2.               Satisfactory evidence must be provided that:

•no person occupying the land claims any interest in that land against the persons named in paragraph 3 of Schedule A,

•all standby fees, taxes, assessments and charges against the property have been paid,

•all improvements or repairs to the property are completed and accepted by the owner, and that all contractors, sub-contractors, laborers and suppliers have been fully paid, and that no mechanic’s, laborer’s or materialmen’s liens have attached to the property,

•there is legal right of access to and from the land,

•(on a Mortgagee Policy only) restrictions have not been and will not be violated that affect the validity and priority of the insured mortgage.

3.               You must pay the seller or borrower the agreed amount for your property or interest.

4.               Any defect, lien or other matter that may affect title to the land or interest insured, that arises or is filed after the effective date of this Commitment.

5.               Evidence of authority for those acting for or in behalf of any party to the transaction to which the commitment is addressed, along with evidence of good standing for any fictitious entity(ies).

FORM T-7: Commitment for Title Insurance

(Schedule C)

6.               The mechanic’s lien provisions will be deleted from this commitment and/or Policy/Policies to be issued upon proof satisfactory to the company that the Policy/Policies to be issued do not include the cost of contemplated improvements, construction or repairs.

OWNER’S POLICY:

Any and all liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with improvements placed, or to be placed, upon the subject land. However, the Company does insure the Insured against loss, if any, sustained by the Insured under this policy if such liens have been filed with the County Clerk of               County, Texas, prior to the date hereof.

Liability hereunder at the date hereof is limited to $             . Liability shall increase as contemplated improvements are made, so that any loss payable hereunder shall be limited to said sum plus the amount actually expended by the Insured as improvements at the time the loss occurs. Any expenditures made for improvements, subsequent to the date of this policy, will be deemed made as of the date of this policy. In no event shall the liability of the Company hereunder exceed the face amount of this policy. Nothing contained in this paragraph shall be construed as limiting any exception or any printed provision of this policy.

LOAN POLICY:

Any and all liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with improvements placed, or to be placed, upon the subject land. However, the Company does insure the Insured against loss, if any, sustained by the Insured under this Policy if such liens have been filed with the County Clerk of               County, Texas, prior to the date hereof.

Pending disbursement of the full proceeds of the loan secured by the lien instrument set forth under Schedule A hereof, this policy insures only to the extent of the amount actually disbursed, but increases as each disbursement is made in good faith and without knowledge of any defects in, or objections to, the title up to the face amount of the policy. Nothing contained in this paragraph shall be construed as limiting any exception under Schedule B, or any printed provision of this policy.

7.                             Vendor’s Lien retained in the following Deed securing the payment of one note in the principal amount shown below, and any other obligation secured thereby:

Dated: October 12, 2006

Grantor: TMAC Towers, LP

Grantee: Fairfield 24th Street Towers, Ltd.

Note Amount: $31,000,000.00

Payable to: Citigroup Global Markets Realty Corp.

Recording Date: October 13, 2006

Recording No.: Document No. 2006199211, Official Public Records of Travis County, Texas

Additionally secured by Deed of Trust of even date therewith as set forth below, and subject to all of the terms, conditions, and stipulations contained therein including but not limited to any future indebtedness also secured by this lien:

To: Fidelity National Title Insurance Company, Trustee

Recording Date: October 13, 2006

Recording No.: Document No. 2006199206, Official Public Records of Travis County, Texas

Assignment of Rents and Leases

Assigned to: Citigroup Global Markets Realty Corp.

Assigned by: Fairfield 24th Street Towers, Ltd.

Recording Date: October 13, 2006

Recording No: Document No. 2006199207, Official Public Records of Travis County, Texas, as Transferred to Redwood Capital Finance Company, LLC by instrument recorded in Document No. 2008065484, Official Public Records of Travis County, Texas.

An assignment of the beneficial interest under said deed of trust which names:

Assignee: Redwood Capital Finance Company, LLC

Recording Date: April 22, 2008

Recording No: Document No. 2008065483, Official Public Records of Travis County, Texas

An agreement to modify the terms and provisions of said deed of trust as therein provided

Executed by: Fairfield 24th Street Towers, Ltd. and Redwood Capital Finance Company

Recording Date: December 7, 2009

Recording No: Document No. 2009201699, Official Public Records of Travis County, Texas

Subordination, Non-Disturbance and Attornment Agreement:

Recording Date: June 21, 2011

Recording No: Document No. 2011089740, Official Public Records of Travis County, Texas

8.        A financing statement as follows:

Debtor: Fairfield 24th Street Towers, Ltd.

Secured Party: Citigroup Global Markets Realty Corp.

Recording Date: October 13, 2006

Recording No: Document No. 2006199208, Official Public Records of Travis County, Texas, as Transferred to Redwood Capital Finance Company, LLC by instrument recorded in Document No. 2008065623, Official Public Records of Travis County, Texas, and as affected by Continuations recorded in Document No. 2011120050 and Document No. 2011123329, Official Public Records of Travis County, Texas.

9.                             The Company will require the following documents for review prior to the issuance of any title assurance predicated upon a conveyance or encumbrance from the entity named below.

Name: Fairfield 24th Street Towers, Ltd.

a) A complete copy of the limited partnership agreement and any amendments and restatements thereto.

b) Evidence that the partnership was validly formed, is in good standing and authorized to do business in its state of origin.

c) If less than all general partners are executing documents, furnish evidence of the signing partner(s) authority, unless authorized in the documents referred to above.

The Company reserves the right to add additional items or make further requirements after review of the requested documentation.

10.                   The last Deed found of record affecting the Land was recorded October 13, 2006 at Document No. 2006199211, Official Public Records of Travis County, Texas, wherein the grantee acquired the subject property.

SCHEDULE D

GF Number: CTDAL09-CT0000061169	Commitment Number: CT0000061169

Pursuant to the requirements of Rule P-21, Basic Manual of Rules, Rates and Forms for the writing of Title Insurance in the State of Texas, the following disclosures are made:

1.               The following individuals are directors and/or officers, as indicated of

CHICAGO TITLE INSURANCE COMPANY, a Nebraska Corporation

(a) The Shareholders owning or controlling, directly or indirectly, ten (10%), or more of the shares of Chicago Title Insurance Company:

CHICAGO TITLE AND TRUST COMPANY, an Illinois Corporation

(b) The names of the Directors of Chicago Title Insurance Company: Christopher Abbinante, John A. Wunderlich, Erika Meinhardt, Raymond R. Quirk, Alan L. Stinson, Roger S. Jewkes, Anthony J. Park, Thomas E. Evans, Jr.

(c) The president, the executive or senior vice-president, the secretary and the treasurer of Chicago Title Insurance Company:

Chairman of the Board, President and Chief Executive Officer:	Raymond R. Quirk
Executive Vice President and Regional Manager.	John A. Wunderlich
Vice President and Corporate Secretary:	Fernando Velez, Jr.
Vice President and Treasurer:	Patrick G. Farenga

2.               The following disclosures are made by the Title Insurance Agent issuing this commitment:

3.               You are entitled to receive advance disclosure of settlement charges in connection with the proposed transaction to which this commitment relates. Upon your request, such disclosure will be made to you. Additionally, the name of any person, firm or corporation receiving any sum from the settlement of this transaction will be disclosed on the closing or settlement statement.

You are further advised that the estimated title premium* is:

Owner’s Policy		$0.00
Loan Policy		$0.00
Other		$0.00
Endorsement Charges		$0.00

Total	$

Of this total amount 15% will be paid to the policy issuing Title Insurance Company; 85% will be retained by the issuing Title Insurance Agent; and the remainder of the estimated premium will be paid to other parties as follows:

Amount	To Whom	For Services

* The estimated premium is based upon information furnished to us as of the date of this Commitment for Title

FORM T-7: Commitment for Title Insurance

(Schedule D)

Insurance. Final determination of the amount of the premium will be made at closing in accordance with the Rules and Regulations adopted by the Commissioner of Insurance.

This commitment is invalid unless the insuring provisions and Schedules A, B, and C are attached.

DELETION OF ARBITRATION PROVISION

(Not applicable to the Texas Residential Owner Policy)

GF No. CTDAL09-CT0000061169

Arbitration is a common form of alternative dispute resolution. It can be a quicker and cheaper means to settle a dispute with your Title Insurance Company. However, if you agree to arbitrate, you give up your right to take the Title Company to court and your rights to discovery of evidence may be limited in the arbitration process. In addition, you cannot usually appeal an arbitrator’s award.

Your policy contains an arbitration provision (shown below). It allows you or the Company to require arbitration if the amount of insurance is $2,000,000 or less. If you want to retain your right to sue the Company in case of a dispute over a claim, you must request deletion of the arbitration provision before the policy is issued. You can do this by signing this form and returning it to the Company at or before the closing of your real estate transaction or by writing to the Company. The arbitration provision in the Policy is as follows:

“Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“Rules”). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured, unless the Insured is an individual person (as distinguished from an Entity). All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.”

SIGNATURE	DATE

FORM T-7: Commitment for Title Insurance

(Deletion of Arbitration Provision)

TEXAS TITLE INSURANCE INFORMATION

Title Insurance insures you against loss resulting from certain risks to your title.

The Commitment for Title Insurance is the Title Insurance Company’s promise to issue the title Insurance Policy. The Commitment is a legal document. You should review it carefully to completely understand it before your closing date.

El seguro de titulo le asegura en relacion a perdidas resultantes de ciertos riesgos que pueden afectar El Titulo De Su Propiedad.

El Compromiso para Seguro de Titulo es la promesa de la compania aseguradora de titulos de emitir la poliza de seguro de titulo. El Compromiso es un documento legal. Usted debe leerlo cuidadosamente y entenderlo complemente antes de la fecha para finalizar su transaction

Your Commitment for Title Insurance is a legal contract between you and us. The Commitment is not an opinion or report of your title. It is a contract to issue you a policy subject to the Commitment’s terms and requirements.

Before issuing a Commitment for Title Insurance (the Commitment) or a Title Insurance Policy (the Policy), the title Insurance Company (the Company) determines whether the title is insurable. This determination has already been made. Part of that determination involves the Company’s decision to insure the title except for certain risks that will not be covered by the Policy. Some of these risks are listed in Schedule B of the attached Commitment as Exceptions. Other risks are stated in the Policy as Exclusions. These risks will not be covered by the Policy. The Policy is not an abstract of title nor does a Company have an obligation to determine the ownership of any mineral interest.

•MINERALS AND MINERAL RIGHTS may not be covered by the Policy. The Company may be unwilling to insure title unless there is an exclusion or an exception as to Minerals and Mineral Rights in the Policy. Optional endorsements insuring certain risks involving minerals, and the use of improvements (excluding lawns, shrubbery and trees) and permanent buildings may be available for purchase. Neither this Policy, nor the optional endorsements, ensure that the purchaser has title to the mineral rights related to the surface estate.

Another part of the determination involves whether the promise to insure is conditioned upon certain requirements being met. Schedule C of the Commitment lists these requirements that must be satisfied or the Company will refuse to cover them. You may want to discuss any matters shown in Schedules B and C of the Commitment with an attorney. These matters will affect your title and your use of the land.

When your policy is issued, the coverage will be limited by the Policy’s Exception. Exclusions and Conditions, defined below.

•EXCEPTIONS are title risks that a Policy generally covers but does not cover in a particular instance. Exceptions are shown on Schedule B or discussed in Schedule C of the Commitment. They can also be added if you do not comply with the Conditions section of the Commitment. When the Policy is issued, all Exceptions will be on Schedule B of the Policy.

•EXCLUSIONS are title risks that a Policy generally does not cover. Exclusions are contained in the Policy but not shown or discussed in the Commitment.

•CONDITIONS are additional provisions that qualify or limit your coverage. Conditions include your responsibilities and those of the Company. They are contained in the Policy but not shown or discussed in the Commitment. The Policy Conditions are not the same as the Commitment Conditions.

You can get a copy of the policy form approved by the Texas Department of Insurance by calling the Title Insurance Company at (1-800-                                         ) or by calling the title insurance agent that issued the Commitment. The Texas Department of Insurance may revise the policy form from time to time.

You can also get a brochure that explains the policy from the Texas Department of Insurance by calling 1-800-252-3439.

Before the Policy is issued, you may request changes in the policy. Some of the changes to consider are:

•Request amendment of the “area and boundary” exception (Schedule B, paragraph 2). To get this amendment, you must furnish a survey and comply with other requirements of the Company. On the Owner Policy, you must pay an additional premium for the amendment. If the survey is acceptable to the Company and if the Company’s other requirements are met, your Policy will insure you against loss because of discrepancies or conflicts in boundary lines, encroachments or protrusions, or overlapping of improvements. The Company may then decide not to insure against specific boundary or survey problems by making special exceptions in the Policy. Whether or not you request amendment of the “area and boundary” exception, you should determine whether you want to purchase and review a survey if a survey is not being provided to you.

•Allow the Company to add an exception to “rights of parties in possession.” If you refuse this exception, the Company or the title insurance agent may inspect the property. The Company may except to and not insure you against the rights of specific persons, such as renters, adverse owners or easement holders who occupy the land. The company may charge you for the inspection. If you want to make your own inspection, you must sign a Waiver of Inspection form and allow the Company to add this exception to your Policy.

The entire premium for a Policy must be paid when the Policy is issued. You will not owe any additional premiums unless you want to increase your coverage at a later date and the Company agrees to add an Increased Value Endorsement.

EXHIBIT E

Intentionally Omitted

EXHIBIT F

Deed

(See Attached)

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS	§

THAT FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership, hereinafter called “Grantor”, whether one or more, for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration to the undersigned in hand paid by the Grantee herein named, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does GRANT, SELL AND CONVEY unto                                                                         , herein referred to as “Grantee”, whose address is                                                                                      , the real property described on Exhibit “A” attached hereto and incorporated herein by reference, together with all of Grantor’s right, title and interest in and to (i) all rights and appurtenances pertaining to the Property, including, without limitation, air and development rights, all mineral rights, roads, alleys, easements, streets and ways adjacent to the Property, rights of ingress and egress thereto, any strips and gores within or bounding the Property and in the profits or rights or other appurtenances connected with the beneficial use or enjoyment of the Property and (ii) all improvements, structures, systems and fixtures placed, constructed or installed on the Property (the “Property”).

This conveyance, however, is made and accepted subject to the following (collectively, the “Permitted Encumbrances”): (a) the matters described on Exhibit “B” attached hereto and made a part hereof; and (b) any zoning ordinances, requirements, proffers and/or conditions required of or imposed upon Grantor, Grantee or the Property by any governmental authority in connection with the entitlement, platting, processing, and development of the Property, to the extent performable after the date hereof.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto the Grantee and Grantee’s successors and assigns forever, subject to the matters set forth herein; and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property unto the Grantee, Grantee’s successors and assigns against every person whomsoever claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

EXCEPT AS SPECIFICALLY SET FORTH IN THAT AGREEMENT OF SALE BY AND BETWEEN GRANTOR, AS SELLER, AND AN AFFILIATE(S) OF GRANTEE, AS PURCHASER, DATED                         , 2011 (THE “AGREEMENT OF SALE”), OR IN

ANY DOCUMENT EXECUTED BY GRANTOR IN CONNECTION WITH THE CLOSING OF THE AGREEMENT OF SALE, INCLUDING THIS SPECIAL WARRANTY DEED, BY ACCEPTING THIS SPECIAL WARRANTY DEED, GRANTEE ACKNOWLEDGES THAT GRANTEE HAS INDEPENDENTLY AND PERSONALLY INSPECTED THE PROPERTY AND THAT GRANTEE HAS PURCHASED THE PROPERTY BASED UPON SUCH EXAMINATION AND INSPECTION. GRANTEE, ACKNOWLEDGES THAT GRANTEE IS PURCHASING THE PROPERTY IN “AS-IS, WHERE-IS” CONDITION “WITH ALL FAULTS” AS OF THE CLOSING AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, FROM ANY OF THE GRANTOR, FFRT DEVELOPMENT L.P., FF PROPERTIES L.P., FFR TRUST, MORGAN STANLEY REAL ESTATE FUND V U.S., L.P., A DELAWARE LIMITED PARTNERSHIP, MORGAN STANLEY REAL ESTATE FUND V SPECIAL U.S., L.P., A DELAWARE LIMITED PARTNERSHIP, MSP REAL ESTATE FUND V., L.P., A DELAWARE LIMITED PARTNERSHIP, MORGAN STANLEY REAL ESTATE INVESTORS V U.S., L.P., A DELAWARE LIMITED PARTNERSHIP, MSP CO-INVESTMENT PARTNERSHIP V, L.P., A DELAWARE LIMITED PARTNERSHIP, AND MSP CO-INVESTMENT PARTNERSHIP V-A, L.P., A DELAWARE LIMITED PARTNERSHIP, OR THEIR RESPECTIVE PARTNERS, SHAREHOLDERS, AFFILIATES, OFFICERS, EMPLOYEES, AGENTS, TRUSTEES AND BENEFICIARIES.

NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, CERTAIN TERMS AND PROVISIONS SET FORTH IN THE AGREEMENT OF SALE SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS SPECIAL WARRANTY DEED SUBJECT TO ANY LIMITATIONS ON THE PERIOD OF SUCH SURVIVAL AS SET FORTH THEREIN.

[signature page follows]

EXECUTED as of the                      day of                               , 2011.

GRANTOR:

FAIRFIELD 24TH STREET TOWERS LTD.,

a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
Name: Andrew Hinkelman
Title: President

THE STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on the        day of               ,          , by                     ,                                of                                                                , a                                  , on behalf of said                        .

NOTARY PUBLIC IN AND FOR
THE STATE OF TEXAS
My Commission Expires:

(Printed Name of Notary)

EXHIBIT A

Legal Description

EXHIBIT B

Permitted Encumbrances

(To be Inserted)

EXHIBIT G

Bill of Sale

(See Attached)

BILL OF SALE

FOR VALUE RECEIVED, the undersigned, FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (“Seller”), does hereby sell, transfer and assign to                                                            , a                                     (“Purchaser”) the items of personal property located at the real property more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Real Property”), which are used in connection with the operation, maintenance or repair of the Real Property or improvements thereon, including (without limitation) those items set forth on Exhibit “B” attached hereto and made a part hereof but excluding any property listed on Exhibit B that is designated as being excluded from such items (collectively, the “Personal Property”), “AS IS” and “WITH ALL FAULTS” without warranty, express or implied, except as stated below.

Seller covenants and warrants that it has full legal title to the Personal Property and that all the Personal Property is free and clear of any and all security agreements, financing statements or other liens and encumbrances.

Dated:                           , 2011

(SIGNATURE PAGES IMMEDIATELY FOLLOW]

SELLER:

FAIRFIELD 24TH STREET TOWERS LTD.,

a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
Name: Andrew Hinkelman
Title: President

PURCHASER:

By:
Name:
Its:

EXHIBIT A

Legal Description

(Se Attached)

EXHIBIT B

Personal Property

(See Attached)

EXHIBIT H

Assignment and Assumption of Service Contracts

(See Attached)

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (“Assignor”), hereby assigns and transfers to                                                                         , a                                                                                    (“Assignee”), all of its right, title and interest in and to the following contracts:

See Exhibit “B” attached hereto and made a part hereof (collectively, the “Service Contracts”),

which Service Contracts are for services pertaining to the operation, maintenance or repair of the apartment project commonly known as University Towers or the real property on which such apartment project is situated, which is described as follows:

See Exhibit “A” attached hereto and made a part hereof.

Assignee hereby assumes and agrees to be bound by all of the obligations, undertakings, duties and liabilities as owners of the above-described buildings and property under the above-described Service Contracts first accruing and arising after the date hereof.

Assignor hereby agrees to indemnify and hold harmless Assignee from and against any claims made against Assignee under the Service Contracts for any sums due thereunder, or any acts or omissions of Assignor, for or during the period on or prior to the date hereof.

Assignee hereby agrees to indemnify and hold harmless Assignor from and against any claims made against Assignor under the Service Contracts for any sums due thereunder, or any acts or omissions of Assignee, for or during the period beginning after the date hereof.

Dated:                                           , 2011

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

ASSIGNOR:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
Name: Andrew Hinkelman
Title: President

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A

Legal

(See Attached)

EXHIBIT B

Service Contracts

(See Attached)

EXHIBIT I

Assignment and Assumption of Leases and Security Deposits

(See Attached)

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (“Assignor”), hereby assigns and transfers to                                                                                 , a                                                              (“ Assignee”), all of its right, title and interest in and to all of the leases (collectively, the “Leases”) and security deposits (collectively, the “Security Deposits”), including (without limitation) those Leases set forth on Exhibit B attached hereto, pertaining to the use and occupancy of the apartment project commonly known as University Towers, situated on the property described as follows:

See Exhibit A” attached hereto and made a part hereof.

Assignee hereby assumes and agrees to be bound by all of the obligations, undertakings, duties and liabilities of the landlord under said Leases first accruing and arising after the date hereof.

Assignor hereby agrees to indemnify and hold Assignee harmless from and against any claims by any tenant under any of the Leases due to the acts or omissions of Assignor on or prior to the date hereof.

Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims by any tenant under any of the Leases by reason of the acts or omissions of Assignee after the date hereof, including its obligations with reference to the Security Deposits assigned to Assignee.

Assignor represents and warrants to Assignee that the amount of the security deposits being transferred to the Assignee represents the full amount of the security deposit received from the tenants under each of the Leases, without any deductions, and the total amount for the return of which Assignee or any subsequent owner is accountable or responsible hereafter.

Dated:                                     , 2011

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

ASSIGNOR:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
		Name:	Andrew Hinkelman
		Title:	President

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A

Legal

(See Attached)

EXHIBIT B

Rent Roll

(Will be Attached at Closing)

EXHIBIT J

Notice to Tenants

(See Attached)

NOTICE TO TENANTS

Unit #

TO:                            All Tenants of University Towers Apartments

Please be advised that University Towers has, on the date hereof, been sold by the undersigned Seller to                                , a                                                  .

The undersigned Purchaser hereby assumes all of Seller’s obligations under the leases executed by each of you as tenant from and after the date hereof, and further specifically assumes all of Seller’s obligations in respect to the security deposit in the amount of $                         held by Seller, including, without limitation, whatever obligation Seller may have to return same to you, in accordance with the provisions of your lease.

All future rental payments, including payments for any and all statements on hand, should be made payable to                                                                and sent as follows:

If you have any questions, notify:                                                               .

Dated:                                , 2011

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

SELLER:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
		Name:	Andrew Hinkelman
		Title:	President

PURCHASER:

By:
Name:
Its:

EXHIBIT K

Non-Foreign Affidavit

(See Attached)

NON-FOREIGN AFFIDAVIT

The undersigned, being first duly sworn on oath, and under penalty of perjury, hereby certifies as follows:

1.             Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person.

2.             The undersigned is an officer, general partner, joint venturer, trustee or principal of a corporation, partnership, joint venture, trust or other entity which is the owner of the property, or the beneficial interest in a trust which owns the property, which is legally described as follows:

See Exhibit “A” attached hereto and made a part hereof.

3.             The Transferor of the property is FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership.

4.             Said property, or the beneficial interest in said trust, is being transferred to                                                                 , a                                                (“Transferee”).

5.             If the Transferors are not individuals: (a) none of the transferors is a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person, as those terms are defined in the Internal Revenue Code and the Income Tax Regulations; (b) the office address of the Transferor is 5510 Morehouse Drive, Suite 200, San Diego, California 92121, and (c) Transferor is not a disregarded entity.

6.             The United States taxpayer identification number of the Transferor is                                               .

7.             Section 1445 of the Internal Revenue Code provides that a Transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Transferee that withholding of tax is not required on the disposition of a U.S. real property interest by Transferor, I certify on behalf of Transferor that the contents of this affidavit are true.

8.             The Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this Affidavit and, to the best of my knowledge and belief, it is true, correct and complete and I further declare that I have authority to sign this document on behalf of Transferor.

[Signature page immediately follows]

SELLER:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
		Name:	Andrew Hinkelman
		Title:	President

STATE OF CALIFORNIA

COUNTY OF

On                     , before me,                                         , a Notary Public, personally appeared                        , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public

EXHIBIT A

Legal

(See Attached)

EXHIBIT L

Assignment of Intangible Property

(See attached)

ASSIGNMENT OF INTANGIBLE PROPERTY

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (“Assignor”), hereby assigns and transfers to                                                           , a                                                           (“Assignee”), all of its right, title and interest in and to the intangible property set forth below which is used in connection with the occupancy, operation, maintenance or repair of the apartment project commonly known as University Towers or the real property on which such apartment project is situated, which is described on Exhibit “A” attached hereto and made a part hereof (together, the “Property”):

(a)           contract rights, agreements, and other intangibles with respect to the ownership, operation, maintenance, repair or development of the Property (but excluding any claims against the general contractor affiliate of the Assignor, FFRT Development L.P.);

(c)           licenses, permits, certificates and approvals (to the extent transferable);

(d)           development rights in connection with the Property;

(e)           all trademarks, trade names, or symbols under which the Property, or any portion thereof, is operated including the name of “University Towers”, but excluding the name “Fairfield” and derivatives of any such names and the “Fairfield” logo as well as trademarks, trade names, and service marks containing any such names or such logo;

(f)            all telephone numbers and exchanges serving the Property, or any portion thereof; and

(g)           the internet websites www.universitytowersaustin.com and www.universitytowers-apts.com.

Dated:                                , 2011

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

ASSIGNOR:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
		Name:	Andrew Hinkelman
		Title:	President

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A

Legal

(See Attached)

EXHIBIT L-1

Lead Based Paint Disclosure

(See Attached)

DISCLOSURE OF INFORMATION ON LEAD-BASED PAINT

AND/OR LEAD-BASED PAINT HAZARDS

Lead Warning Statement

Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the Purchaser with any information on lead-based paint hazards from risk assessments or inspections in the seller’s possession and notify the Purchaser of any known lead-based paint hazards. A risk assessment or inspection for possible lead-paint hazards is recommended prior to purchase.

Seller’s Disclosure

A.		Presence of lead-based paint and/or lead-based paint hazards (check (i) or (ii) below).

	(i)	☒	Known lead-based paint and/or lead based paint hazards are present in the housing because the existing buildings were constructed prior to 1978.

	(ii)	☐	Seller has no knowledge of lead-based paint and/or lead based paint hazards in the housing.

B.		Records and reports available to the Seller (check (i) or (ii) below).

	(i)	☒	Seller has provided the purchaser with all available records pertaining to known lead-based paint and/or lead based paint hazards in the housing. (list documents below)

Lead-Based Paint Operations & Maintenance Program prepared by Blackston Consulting LLC, Project No. FFRETX001.04, dated August 1, 2006;

Limited Phase II Environmental Site Assessment prepared by Blackstone Consulting LLC, Project No. FFRETX001.03, dated July 28, 2006;

Phase I Environmental Site Assessment submitted by Blackstone Consulting LLC, Project No. LAKETX001.01, dated August 5, 2005;

Lead-Based Paint Operations & Maintenance Program prepared by Blackstone Consulting LLC, Project No. BERKMA040.03, dated March 31, 2003;

Phase I Environmental Site Assessment submitted by Blackstone Consulting LLC, Project No. FFRETX001.01, dated August 1, 2006;

Phase I Environmental Site Assessment prepared for Citigroup Global Markets Realty Corp. and TMAC University Towers LLC by Blackstone Consulting LLC on August 5, 2005;

Pre-Renovation Asbestos and Lead-Based Paint Survey Report University Towers prepared for Fairfield Residential LLC by Blackstone Consulting LLC dated July 9, 2007;

	(ii)	☐ Seller has no reports or records pertaining to lead based paint and/or lead based paint hazards in the housing.

Purchaser’s Acknowledgment (initial).

A.		Purchaser acknowledges receipt of the documents listed at II.B(i) above, if any.

B.		Purchaser acknowledges receipt of the pamphlet “Protect Family from Lead in Your Home”, which is included in the Property Report.

C.		Purchaser has (check (i) or (ii) below):

(i) received a 10-day opportunity (or mutually agreed upon period) to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards; or

(ii) waived the opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based hazards.

Agent’s Acknowledgment (initial)

Agent, if any, has informed Seller of Seller’s obligation under 42 U.S.C. 4852d and is aware of his/her responsibility to ensure compliance.

Certification of Accuracy

The following parties have reviewed the information above and certify, to the best of their knowledge, that the information they have provided is true and accurate.

SELLER:	PURCHASER:

SEE ATTACHED

Dated:	Dated:

SELLER:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
		Name:	Andrew Hinkelman
		Title:	President

PURCHASER:

By:
Name:
Title:

EXHIBIT M

Assignment of Guaranties, Warranties, Permits, Licenses and Approvals

(See Attached)

ASSIGNMENT OF GUARANTIES, WARRANTIES,

PERMITS, LICENSES AND APPROVALS

FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (the “Assignor”) hereby assigns, sets over and transfers to                                                   ,a                                                             (the “Assignee”) any right, title and interest in and to any and all transferable warranties and transferable guaranties, assignable governmental permits, licenses, certificates and approvals relating to the real property described on Exhibit “A” attached hereto and made a part hereof (the “Real Property”) and any personal property located on the Real Property or otherwise conveyed by Assignor to Assignee, but excluding (i) any warranties or guaranties from the general contractor affiliate of the Assignor, FFRT Development L.P., and (ii) any claims against the general contractor affiliate of the Assignor, FFRT Development L.P.

Dated:                               , 2011

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

ASSIGNOR:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
		Name:	Andrew Hinkelman
		Title:	President

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A

Legal

(See Attached)

EXHIBIT N

Seller’s Reaffirmation of Representations and Warranties

(See Attached)

CERTIFICATE AS TO REPRESENTATION AND WARRANTIES

Reference is hereby made to that certain Agreement of Sale dated as of                     , 2011, as amended, (the “Agreement”) between FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (the “Seller”) and                                                               (the “Purchaser”), regarding the purchase and sale of real property and tangible and intangible property related thereto, and known as University Towers located in Austin, Texas.

Subject to the limitations set forth in Paragraph 18 of the Agreement, and except for the exceptions (“Exceptions”) set forth below, Seller hereby reaffirms and restates to the Purchaser the representations and warranties contained in the Agreement. The Exceptions are as follows:

IN WITNESS WHEREOF, the Seller has caused this Certificate to be executed on its behalf by its duly authorized representative as of the         day of                                       , 2011.

(Signature page to follow)

SELLER:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

By:	FF StudentCo C LLC,
a Delaware limited liability company,
its General Partner

	By:	StudentCo LLC, Series C,
a Delaware series limited liability company,
its Managing Member

By:
Name: Andrew Hinkelman
Title: President

EXHIBIT O

Rent Roll

(See Attached)

Rent Roll Detail (FF)

Grouped By Unit

University Towers Austin (8790)

As of : 11/30/2011

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
101A	Yu-han Lee	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/30/11	12/14/11
101B	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
101C	Maryam Algassab	ACQ	227.50	860.00	(108.80)	751.20	0.00	751.20	200.00	8/19/11	12/14/11
101D	Maryam Algassab	ACQ	227.50	860.00	(108.80)	751.20	0.00	751.20	0.00	8/19/11	12/14/11
102A	Austin Comito	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/19/11	5/20/12
102B	Maximo Mondini	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/19/11	5/20/12
103A	Raoul D’Cruz	ACQ	227.50	860.00	(25.00)	835.00	0.00	835.00	200.00	8/19/11	12/14/11
103B	Dario Ruzzi	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/10/11	12/14/11
103C	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
103D	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
104A	James De La Garza	ACQ	309.50	929.00	(173.25)	755.75	0.00	755.75	200.00	8/24/11	12/14/11
104B	James De La Garza	ACQ	309.50	929.00	(173.25)	755.75	0.00	755.75	0.00	8/24/11	12/14/11
105A	Kelly Kuri	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/18/11	5/20/12
105B	Ryley Caton	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
105C	Reid Carameros	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/16/11	5/20/12
105D	Alexander Reeb	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/17/11	5/20/12
106A	Phillip Greczek	ACQ	227.50	808.00	0.40	808.40	0.00	808.40	200.00	8/19/11	5/20/12
106B	VACANT	ACQ	228	808.00	0.00	0.00	0.00	0.00	0.00
106C	Calvin Turner	ACQ	227.50	808.00	(80.50)	727.50	0.00	727.50	200.00	8/19/11	5/20/12
106D	Calvin Turner	ACQ	227.50	808.00	(80.50)	727.50	0.00	727.50	0.00	8/19/11	5/20/12
107A	Dylan Gust	ACQ	227.50	808.00	26.00	834.00	0.00	834.00	200.00	11/11/11	5/10/12
107B	Kyle Echerd	ACQ	227.50	808.00	0.40	808.40	0.00	808.40	200.00	8/19/11	5/20/12
107C	VACANT	ACQ	228	808.00	0.00	0.00	0.00	0.00	0.00
107D	Yuriy Dovzhansky	ACQ	227.50	808.00	49.00	857.00	0.00	857.00	200.00	8/19/11	5/20/12
108A	Joseph Blough	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/18/11	5/20/12
108B	Jack Ruzicka	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/17/11	5/20/12
108C	Matthew Kulpinski	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/18/11	5/20/12
108D	Brennan Verhalen	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/17/11	5/20/12
109A	Stephen Grant	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
109B	Ben Chesnut	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/19/11	5/20/12
109C	Stuart Grady	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/18/11	5/20/12
109D	Matthew Porter	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
110A	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
110B	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
110C	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
110D	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
111A	Henrique Abreu	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/19/11	5/20/12
111B	Michael Raibon	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/19/11	5/20/12
112A	Daniel Arnold	ACQ	390	1,159.00	90.40	1,249.40	0.00	1,249.40	200.00	8/19/11	5/20/12
113A	Rachel Landau	ACQ	390	1,159.00	40.40	1,199.40	0.00	1,199.40	200.00	8/16/11	5/20/12
114A	David Bays	ACQ	309.50	929.00	112.00	1,041.00	0.00	1,041.00	200.00	8/19/11	5/20/12
114B	Gregory McConkey	ACQ	309.50	929.00	55.40	984.40	0.00	984.40	200.00	8/19/11	5/20/12
115A	Blaine Simmons	ACQ	256.50	898.00	50.40	948.40	0.00	948.40	200.00	8/17/11	5/20/12
115B	Timothy Portner	ACQ	256.50	898.00	50.40	948.40	0.00	948.40	200.00	8/17/11	5/20/12

1

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
115C	John Savage	ACQ	256.50	898.00	164.00	1,062.00	0.00	1,062.00	200.00	8/19/11	5/20/12
115D	Jeston Riffert	ACQ	256.50	898.00	50.40	948.40	0.00	948.40	200.00	8/17/11	5/20/12
116A	Will Schuhmacher	ACQ	227.50	786.00	48.00	834.00	0.00	834.00	200.00	8/19/11	5/20/12
116B	John Henry Swingler	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/19/11	5/20/12
116C	James Balagia	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/16/11	5/20/12
116D	Bryan Moynihan	ACQ	227.50	786.00	74.60	860.60	0.00	860.60	200.00	8/17/11	5/20/12
117A	Blaine Dennis	ACQ	309.50	1,439.00	(1,096.99)	342.01	0.00	342.01	0.00	7/2/10	8/1/10
117B	Blaine Dennis	ACQ	309.50	1,439.00	(1,096.99)	342.01	0.00	342.01	0.00	7/2/10	8/1/10
118A	Joshua Weatherall	ACQ	227.50	808.00	74.00	882.00	0.00	882.00	200.00	8/18/11	5/20/12
118B	Thomas Zumot	ACQ	227.50	808.00	0.40	808.40	0.00	808.40	200.00	8/19/11	5/20/12
118C	Austin Waltmon	ACQ	227.50	808.00	26.00	834.00	0.00	834.00	200.00	8/18/11	5/20/12
118D	William Sides	ACQ	227.50	808.00	98.00	906.00	0.00	906.00	200.00	8/18/11	5/20/12
119A	Michael Belspel	ACQ	309.50	929.00	0.00	929.00	0.00	929.00	200.00	8/19/11	5/20/12
119B	Michael Lachner	ACQ	309.50	929.00	0.00	929.00	0.00	929.00	200.00	8/16/11	5/20/12
120A	John Mangione	ACQ	227.50	860.00	(66.00)	794.00	0.00	794.00	200.00	8/17/11	5/20/12
120B	John Mangione	ACQ	227.50	860.00	(66.00)	794.00	0.00	794.00	0.00	8/17/11	5/20/12
120C	Blake Patterson	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
120D	Trevor Andrews	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
121A	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
121B	Chase Sullivan	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
121C	Michael McDonough	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/18/11	5/20/12
121D	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
122A	Reid Powers	ACQ	227.50	808.00	0.40	808.40	0.00	808.40	200.00	8/17/11	5/20/12
122B	Max Yzaguirre	ACQ	227.50	808.00	0.40	808.40	0.00	808.40	200.00	8/17/11	5/20/12
122C	Kellen Moczulski	ACQ	227.50	808.00	0.40	808.40	0.00	808.40	200.00	8/18/11	5/20/12
122D	Gregory Caraway	ACQ	227.50	808.00	0.40	808.40	0.00	808.40	200.00	8/18/11	5/20/12
123A	Jared Densen	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/17/11	5/20/12
123B	Jordan Kaiser	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/18/11	5/20/12
123C	Jeff Barker	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/18/11	5/20/12
123D	Thomas Gilmore	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/19/11	5/20/12
201A	Michelle Segroves	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
201B	Chelsea Klingenberg	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
201C	Megan Trgovlch	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
201D	Blanca Osian	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/16/11	5/20/12
202A	Jenna Windham	ACQ	309.50	929.00	112.00	1,041.00	0.00	1,041.00	200.00	8/16/11	5/20/12
202B	Michael Arnold	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/16/11	5/20/12
203A	University Towers Standard Model	ACQ	227.50	860.00	0.00	860.00	0.00	860.00	0.00	1/1/11	1/31/11
203B	University Towers Standard Model	ACQ	227.50	860.00	0.00	860.00	0.00	860.00	0.00	1/1/11	1/31/11
203C	University Towers Standard Model	ACQ	227.50	860.00	0.00	860.00	0.00	860.00	0.00	1/1/11	1/31/11
203D	University Towers Standard Model	ACQ	227.50	860.00	0.00	860.00	0.00	860.00	0.00	1/1/11	1/31/11
204A	Lauren Kode	ACQ	309.50	929.00	(67.25)	861.75	0.00	861.75	200.00	8/8/11	12/14/11
204B	Lauren Kode	ACQ	309.50	929.00	(67.25)	861.75	0.00	861.75	0.00	8/8/11	12/14/11
205A	Rachel Dawer	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/16/11	5/20/12

2

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
205B	Shannon Lackey	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/16/11	5/20/12
205C	Shelley Clark	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
205D	Emily Pierce	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/16/11	5/20/12
206A	Juan Gomez	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/19/11	12/14/11
206B	VACANT	ACQ	228	808.00	0.00	0.00	0.00	0.00	0.00
206C	Rashid Almohannadi	ACQ	227.50	808.00	(119.70)	688.30	0.00	688.30	200.00	11/11/11	12/10/11
206D	Rashid Almohannadi	ACQ	227.50	808.00	(119.70)	688.30	0.00	688.30	0.00	11/11/11	12/10/11
207A	Kristin Ramsey	ACQ	227.50	808.00	(158.65)	649.35	0.00	649.35	200.00	8/19/11	5/20/12
207B	Kristin Ramsey	ACQ	227.50	808.00	(158.65)	649.35	0.00	649.35	0.00	8/19/11	5/20/12
207C	Anne Katrine Harris	ACQ	227.50	808.00	(21.20)	786.80	0.00	786.80	200.00	8/19/11	5/20/12
207D	Joo Mi Jeong	ACQ	227.50	808.00	26.00	834.00	0.00	834.00	200.00	8/15/11	12/14/11
208A	John Cotton	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
208B	Griffin Howard	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
208C	Kevin Kuntz	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
208D	David Mantor	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
209A	Yi Liu	ACQ	227.50	860.00	(108.80)	751.20	0.00	751.20	200.00	8/19/11	5/20/12
209B	Yi Liu	ACQ	227.50	860.00	(108.80)	751.20	0.00	751.20	0.00	8/19/11	5/20/12
209C	Matthew Limanjaya	ACQ	227.50	860.00	(108.75)	751.25	0.00	751.25	200.00	8/10/11	12/14/11
209D	Matthew Limanjaya	ACQ	227.50	860.00	(108.75)	751.25	0.00	751.25	0.00	8/10/11	12/14/11
210A	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
210B	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
210C	Cecily Zhu	ACQ	227.50	860.00	(178.75)	681.25	0.00	681.25	200.00	8/10/11	12/14/11
210D	Cecily Zhu	ACQ	227.50	860.00	(178.75)	681.25	0.00	681.25	0.00	8/10/11	12/14/11
211A	Rachel Wayne	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/16/11	5/20/12
211B	Samantha Subar	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
211C	Charlotte Currier	ACQ	227.50	860.00	(151.30)	708.70	0.00	708.70	200.00	8/16/11	5/20/12
211D	Charlotte Currier	ACQ	227.50	860.00	(151.30)	708.70	0.00	708.70	0.00	8/16/11	5/20/12
212A	Clayton Wilson	ACQ	256.50	898.00	107.40	1,005.40	0.00	1,005.40	200.00	8/18/11	5/20/12
212B	VACANT	ACQ	257	898.00	0.00	0.00	0.00	0.00	0.00
212C	Cormac O’Connor	ACQ	256.50	898.00	50.40	948.40	0.00	948.40	200.00	8/16/11	5/20/12
212D	Hunter Neale	ACQ	256.50	898.00	107.40	1,005.40	0.00	1,005.40	200.00	8/19/11	5/20/12
213A	Drew Stell	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
213B	Caleb McCoy	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
213C	Scott Hanks	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/18/11	5/20/12
213D	Mitchel Marzuola	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/18/11	5/20/12
214A	Brianna Hardee	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/19/11	5/20/12
214B	VACANT	ACQ	228	786.00	0.00	0.00	0.00	0.00	0.00
214C	Danica Sheek	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/16/11	5/20/12
214D	Caitlin Duchene	ACQ	227.50	786.00	(149.10)	636.90	0.00	636.90	200.00	8/16/11	5/20/12
215A	Alexander Beacham	ACQ	309.50	1,439.00	(1,110.93)	328.07	0.00	328.07	0.00	8/15/11	9/14/11
215B	Alexander Beacham	ACQ	309.50	1,439.00	(1,110.93)	328.07	0.00	328.07	0.00	8/15/11	9/14/11
216A	Sheyda Sarkhosh	ACQ	227.50	808.00	(78.20)	729.80	0.00	729.80	200.00	8/19/11	12/14/11
216B	Sheyda Sarkhosh	ACQ	227.50	808.00	(78.20)	729.80	0.00	729.80	0.00	8/19/11	12/14/11
216C	Kaneez Fizza	ACQ	227.50	808.00	(158.65)	649.35	0.00	649.35	200.00	8/19/11	5/20/12

3

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
216D	Kaneez Fizza	ACQ	227.50	808.00	(158.65)	649.35	0.00	649.35	0.00	8/19/11	5/20/12
217A	Neil Griffin	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/19/11	5/20/12
217B	Charles McBride	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/19/11	5/20/12
218A	Jack Keogh	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	9/1/11	5/20/12
218B	Zane Robinson	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	9/1/11	5/20/12
218C	Jake Kalmin	ACQ	227.50	860.00	(162.28)	697.72	0.00	697.72	200.00	9/14/11	5/20/12
218D	Jake Kalmin	ACQ	227.50	860.00	(162.28)	697.72	0.00	697.72	0.00	9/14/11	5/20/12
219A	Michael Connell	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
219B	Matthew Stubbs	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
219C	Reuben Mahoney	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/19/11	5/20/12
219D	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
220A	Elena Armesto	ACQ	227.50	808.00	49.10	857.10	0.00	857.10	200.00	8/10/11	12/14/11
220B	Mariana Mugica	ACQ	227.50	808.00	49.10	857.10	0.00	857.10	200.00	8/10/11	12/14/11
220C	Janesca Barrera	ACQ	227.50	808.00	(21.20)	786.80	0.00	786.80	200.00	8/19/11	5/20/12
220D	Sheridan Dalitz	ACQ	227.50	808.00	(21.20)	786.80	0.00	786.80	200.00	8/10/11	5/20/12
221A	Drew Raymond	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/16/11	5/20/12
221B	Philip Koelsch	ACQ	227.50	786.00	48.00	834.00	0.00	834.00	200.00	8/16/11	5/20/12
221C	Alex Ranking	ACQ	227.50	786.00	48.00	834.00	0.00	834.00	200.00	8/16/11	5/20/12
221D	Reid Hairston	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/17/11	5/20/12
301A	Thomas Standridge	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/18/11	5/20/12
301B	Tanner Hutcheson	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/19/11	5/20/12
301C	Yong Jae Lee	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/19/11	5/20/12
301D	Austin Ernst	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	9/1/11	5/20/12
302A	Kari Shrode	ACQ	309.50	929.00	112.00	1,041.00	0.00	1,041.00	200.00	8/19/11	5/20/12
302B	VACANT	ACQ	310	929.00	0.00	0.00	0.00	0.00	0.00
303A	George Sealy	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/16/11	5/20/12
303B	Samuel Partin	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
303C	Wellington DeLone	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/19/11	5/20/12
303D	Jacob Wallace	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
304A	VACANT	ACQ	310	929.00	0.00	0.00	0.00	0.00	0.00
304B	John Thompson	ACQ	309.50	929.00	112.00	1,041.00	0.00	1,041.00	200.00	8/19/11	5/20/12
305A	Andrew Hirsch	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/18/11	5/20/12
305B	Jonathan Newman	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/17/11	5/20/12
305C	Daniel Warner	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/17/11	5/20/12
305D	Alexander Riemer	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/17/11	5/20/12
306A	Taylor Logan	ACQ	227.50	808.00	98.00	906.00	0.00	906.00	200.00	8/19/11	5/20/12
306B	Roger Zamora	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/27/11	12/14/11
306C	Eric Samuels	ACQ	227.50	808.00	(99.30)	708.70	0.00	708.70	200.00	8/17/11	5/20/12
306D	Eric Samuels	ACQ	227.50	808.00	(99.30)	708.70	0.00	708.70	0.00	8/17/11	5/20/12
307A	Cheng Wei Aw	ACQ	227.50	808.00	26.00	834.00	0.00	834.00	200.00	8/10/11	12/14/11
307B	Clement Ho	ACQ	227.50	808.00	26.00	834.00	0.00	834.00	200.00	8/10/11	12/14/11
307C	Chua Xuan	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/10/11	12/14/11
307D	Jing Hong Lim	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/9/11	12/14/11
308A	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00

4

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
308B	Taylor Simkins	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/17/11	5/20/12
308C	Alexander Amato	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
308D	Daniel Baddeloo	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
309A	Charlie Seral	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
309B	Graham Shuping	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
309C	Samuel Boyce	ACQ	227.50	860.00	(194.45)	665.55	0.00	665.55	200.00	8/18/11	5/20/12
309D	Samuel Boyce	ACQ	227.50	860.00	(194.45)	665.55	0.00	665.55	0.00	8/18/11	5/20/12
310A	Christopher Brooks	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/17/11	5/20/12
310B	Kurt Probe	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
310C	Matthew Bronstein	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
310D	Alexander Mark	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
311A	Colton Hoffmans	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/16/11	5/20/12
311B	Garrett Stanton	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
311C	Ramon Prieto	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
311D	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
312A	Carter Thurmond	ACQ	256.50	898.00	54.40	952.40	0.00	952.40	200.00	8/17/11	5/20/12
312B	James Uhl	ACQ	256.50	898.00	0.40	898.40	0.00	898.40	200.00	8/17/11	5/20/12
312C	Richard Sparr	ACQ	256.50	898.00	164.00	1,062.00	0.00	1,062.00	200.00	8/17/11	5/20/12
312D	George Shaw	ACQ	256.50	898.00	220.00	1,118.00	0.00	1,118.00	200.00	8/17/11	5/20/12
313A	Oriol Mila Ortega	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/10/11	12/14/11
313B	Albert Janer Becerra	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/11/11	12/14/11
313C	Luca Di Slplo	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/12/11	12/14/11
313D	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
314A	Connor Pitts	ACQ	227.50	786.00	48.00	834.00	0.00	834.00	200.00	8/18/11	5/20/12
314B	Hunter Gordon	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/17/11	5/20/12
314C	Leland Price	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/16/11	5/20/12
314D	Wesley Goodlett	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/19/11	5/20/12
315A	Ian Brown	ACQ	309.50	1,439.00	(1,117.06)	321.94	0.00	321.94	0.00	5/1/11	5/31/11
315B	Ian Brown	ACQ	309.50	1,439.00	(1,117.06)	321.94	0.00	321.94	0.00	5/1/11	5/31/11
316A	Koh Minkyeong	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/19/11	12/14/11
316B	Ji Ye Yoon	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	10/1/11	12/14/11
316C	Li-Han Tseng	ACQ	227.50	808.00	26.00	834.00	0.00	834.00	200.00	10/12/11	5/20/12
316D	VACANT	ACQ	228	808.00	0.00	0.00	0.00	0.00	0.00
317A	Jordan Nabarro	ACQ	309.50	929.00	55.90	984.90	0.00	984.90	200.00	8/17/11	12/14/11
317B	Giandomenico Zappia	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/16/11	12/14/11
318A	Nikolay Lisovich	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	9/5/11	12/14/11
318B	Alessandro Frangi	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/12/11	12/14/11
318C	Kevin Lee	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/10/11	12/14/11
318D	Thomas Farley	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/14/11	5/20/12
319A	John Newman	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
319B	Robert Schmidt	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
319C	Crawford Anderson	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
319D	Alexander Wooliscroft	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
320A	Hector Rojas	ACQ	227.50	808.00	(119.65)	688.35	0.00	688.35	200.00	8/10/11	12/14/11

5

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
320B	Hector Rojas	ACQ	227.50	808.00	(119.65)	688.35	0.00	688.35	0.00	8/10/11	12/14/11
320C	Jason Hsu	ACQ	227.50	808.00	(21.20)	786.80	0.00	786.80	200.00	8/19/11	5/20/12
320D	Sam Fonseca	ACQ	227.50	808.00	(21.20)	786.80	0.00	786.80	200.00	8/18/11	5/20/12
321A	Edouard Cohen	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/19/11	5/20/12
321B	Andrew Epstein	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/19/11	5/20/12
321C	Walter Carson	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/17/11	5/20/12
321D	Max Frost	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/19/11	5/20/12
401A	John Mullen	ACQ	227.50	860.00	(114.50)	745.50	0.00	745.50	200.00	8/18/11	5/20/12
401B	John Mullen	ACQ	227.50	860.00	(114.50)	745.50	0.00	745.50	0.00	8/18/11	5/20/12
401C	Nicholas Bayley	ACQ	227.50	860.00	(114.50)	745.50	0.00	745.50	0.00	8/17/11	5/20/12
401D	Nicholas Bayley	ACQ	227.50	860.00	(114.50)	745.50	0.00	745.50	200.00	8/17/11	5/20/12
402A	Samuel Condurso	ACQ	309.50	929.00	0.00	929.00	0.00	929.00	200.00	8/19/11	5/20/12
402B	Nicholas Compogiannis	ACQ	309.50	929.00	0.00	929.00	0.00	929.00	200.00	8/19/11	5/20/12
403A	Ryan Zimmerman	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
403B	Jason Chait	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
403C	Adam Orlansky	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/18/11	5/20/12
403D	Cooper Shear	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
404A	James Finley	ACQ	309.50	929.00	0.00	929.00	0.00	929.00	200.00	8/19/11	5/20/12
404B	Kyle Kerr	ACQ	309.50	929.00	112.00	1,041.00	0.00	1,041.00	200.00	8/19/11	5/20/12
405A	Zachary McClymond	ACQ	227.50	860.00	(221.25)	638.75	0.00	638.75	200.00	8/16/11	5/20/12
405B	Zachary McClymond	ACQ	227.50	860.00	(221.25)	638.75	0.00	638.75	0.00	8/16/11	5/20/12
405C	Jackson Williams	ACQ	227.50	860.00	(108.80)	751.20	0.00	751.20	200.00	8/19/11	5/20/12
405D	Jackson Williams	ACQ	227.50	860.00	(108.80)	751.20	0.00	751.20	0.00	8/19/11	5/20/12
406A	Carlos Bueno	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/10/11	12/14/11
406B	Ignacio Manzanares Giribet	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/11/11	12/14/11
406C	Lucas Andrews	ACQ	227.50	808.00	(123.90)	684.10	0.00	684.10	200.00	8/24/11	12/14/11
406D	VACANT	ACQ	228	808.00	0.00	0.00	0.00	0.00	0.00
407A	John Ackels	ACQ	227.50	808.00	98.00	906.00	0.00	906.00	200.00	8/19/11	5/20/12
407B	VACANT	ACQ	228	808.00	0.00	0.00	0.00	0.00	0.00
407C	Ryan Bush	ACQ	227.50	808.00	98.00	906.00	0.00	906.00	200.00	8/19/11	5/20/12
407D	Andrew Einspanier	ACQ	227.50	808.00	49.00	857.00	0.00	857.00	200.00	8/19/11	5/20/12
408A	William Huddleston	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
408B	Graham McGregor	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/16/11	5/20/12
408C	Rye Hinkle	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
408D	Joseph Robertson	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
409A	Truett Hardgrove	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/18/11	5/20/12
409B	Benjamin Cummings	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/16/11	5/20/12
409C	Ryan Craig	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
409D	Eduardo Gonzales	ACQ	227.50	860.00	50.70	910.70	0.00	910.70	200.00	8/19/11	12/14/11
410A	William Owen	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/19/11	5/20/12
410B	Tyler Waughtal	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
410C	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
410D	Tyler Bratton	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/18/11	5/20/12

6

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
411A	Justin Bregman	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
411B	Peter Benziger	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
411C	Matt Jaffee	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/16/11	5/20/12
411D	Max Bareiss	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/16/11	5/20/12
412A	Ricardo Perusquia	ACQ	256.50	898.00	(24.40)	873.60	0.00	873.60	200.00	8/18/11	5/20/12
412B	Ricardo Perusquia	ACQ	256.50	898.00	(24.40)	873.60	0.00	873.60	0.00	8/18/11	5/20/12
412C	Charles Fitzpatrick	ACQ	256.50	898.00	(24.40)	873.60	0.00	873.60	200.00	8/16/11	5/20/12
412D	Charles Fitzpatrick	ACQ	256.50	898.00	(24.40)	873.60	0.00	873.60	0.00	8/16/11	5/20/12
413A	Raymond Cozby	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
413B	Baxter Easley	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/17/11	5/20/12
413C	Thomas Scaling	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/17/11	5/20/12
413D	McKenzie Smith	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
414A	Hervert Guevara	ACQ	227.50	786.00	96.00	882.00	0.00	882.00	200.00	8/19/11	5/20/12
414B	VACANT	ACQ	228	786.00	0.00	0.00	0.00	0.00	0.00
414C	Carlos Gimenez	ACQ	227.50	786.00	48.10	834.10	0.00	834.10	200.00	8/11/11	12/14/11
414D	Xavier Capilla Clutat	ACQ	227.50	786.00	48.10	834.10	0.00	834.10	200.00	8/10/11	12/14/11
415A	Marlon Bailey	ACQ	309.50	1,439.00	(1,125.16)	313.84	0.00	313.84	0.00	10/15/11	11/14/11
415B	Marlon Bailey	ACQ	309.50	1,439.00	(1,125.16)	313.84	0.00	313.84	0.00	10/15/11	11/14/11
416A	Devin Huffines	ACQ	227.50	808.00	(158.65)	649.35	0.00	649.35	0.00	8/19/11	5/20/12
416B	Devin Huffines	ACQ	227.50	808.00	(158.65)	649.35	0.00	649.35	200.00	8/19/11	5/20/12
416C	Adam Fitzgerald	ACQ	227.50	808.00	(119.70)	688.30	0.00	688.30	200.00	8/19/11	5/20/12
416D	Adam Fitzgerald	ACQ	227.50	808.00	(119.70)	688.30	0.00	688.30	0.00	8/19/11	5/20/12
417A	Nathaniel Johnson	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/16/11	5/20/12
417B	Angus Klamer	ACQ	309.50	929.00	55.80	984.80	0.00	984.80	200.00	8/18/11	5/20/12
418A	Michael bee	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
418B	Charlie Bernet	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/18/11	5/20/12
418C	Holt Perlman	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
418D	Schafer Smartt	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
419A	Carson Ashbaugh	ACQ	227.50	860.00	50.60	910.60	0.00	910.60	200.00	8/19/11	5/20/12
419B	Evan Baldwin	ACQ	227.50	860.00	100.00	960.00	0.00	960.00	200.00	8/19/11	5/20/12
419C	Robert Hood	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/18/11	5/20/12
419D	James Schulman	ACQ	227.50	860.00	0.60	860.60	0.00	860.60	200.00	8/17/11	5/20/12
420A	Matias Babenco	ACQ	227.50	808.00	(189.60)	618.40	0.00	618.40	200.00	8/19/11	12/14/11
420B	Matias Babenco	ACQ	227.50	808.00	(189.60)	618.40	0.00	618.40	0.00	8/19/11	12/14/11
420C	Freddy Blandon	ACQ	227.50	808.00	26.10	834.10	0.00	834.10	200.00	8/24/11	12/14/11
420D	Franco Casazza	ACQ	227.50	808.00	26.00	834.00	0.00	834.00	200.00	9/1/11	12/14/11
421A	Zach Wasfi	ACQ	227.50	786.00	48.00	834.00	0.00	834.00	200.00	8/19/11	5/20/12
421B	Jeffrey Olson	ACQ	227.50	786.00	0.80	786.80	0.00	786.80	200.00	8/19/11	5/20/12
421C	Delwin Campbell	ACQ	227.50	786.00	96.00	582.00	0.00	882.00	200.00	8/19/11	5/20/12
421D	Marshall Lowry	ACQ	227.50	786.00	48.00	834.00	0.00	834.00	200.00	8/19/11	5/20/12
501A	Clarke Clayton	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	200.00	8/16/11	5/20/12
501B	Clarke Clayton	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	0.00	8/16/11	5/20/12
501C	Taylor Thornton	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
501D	Harrison Robinson	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12

7

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move in	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
502A	Patrick Cook	ACQ	309.50	929.00	162.20	1,091.20	0.00	1,091.20	200.00	8/19/11	5/20/12
502B	James Oakum	ACQ	309.50	929.00	224.00	1,153.00	0.00	1,153.00	200.00	8/18/11	5/20/12
503A	William Bernstien	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
503B	William Hall	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/17/11	5/20/12
503C	Shane Kruger	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
503D	Michael Guenther	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/17/11	5/20/12
504A	Madison Hart	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/15/11	5/20/12
504B	Katherine Kratkiewicz	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/16/11	5/20/12
505A	Carty Miller	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/17/11	5/20/12
505B	Hillary Haspel	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
505C	Maxine Shepard	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
505D	Madison Moses	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
506A	Glen Wind	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	200.00	8/16/11	5/20/12
506B	Glen Wind	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	0.00	8/16/11	5/20/12
506C	William Labanowski	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	200.00	8/16/11	5/20/12
506D	William Labanowski	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	0.00	8/16/11	5/20/12
507A	Wesley Cole	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/19/11	5/20/12
507B	Stephen Mackintosh	ACQ	227.50	808.00	155.00	963.00	0.00	963.00	200.00	8/19/11	5/20/12
507C	Will Taylor	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/19/11	5/20/12
507D	Blake Jennings	ACQ	227.50	808.00	155.00	963.00	0.00	963.00	200.00	8/18/11	5/20/12
508A	John Marymont	ACQ	227.50	860.00	(51.30)	808.70	0.00	908.40	200.00	8/17/11	5/20/12
508B	John Marymont	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	0.00	8/17/11	5/20/12
508C	William Siegfried	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	200.00	8/17/11	5/20/12
508D	William Siegfried	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	0.00	8/17/11	5/20/12
509A	Andrew Cossu	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
509B	Alexander Bryan	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
509C	Kevin Schlang	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/18/11	5/20/12
509D	Zachary Levenson	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/19/11	5/20/12
510A	Irene Tabas	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
510B	Stephanie Betesh	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
510C	Rebecca Genecov	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
510D	Hayley Halsted	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
511A	Richard Wyatt	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/17/11	5/20/12
511B	Robert Barrow	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
511C	Ryan Van Ert	ACQ	227.50	860.00	(19.50)	840.50	0.00	840.50	200.00	8/17/11	5/20/12
511D	Ryan Van Ert	ACQ	227.50	860.00	(19.50)	840.50	0.00	840.50	0.00	8/17/11	5/20/12
512A	Eugene Smith	ACQ	256.50	898.00	100.40	998.40	0.00	998.40	200.00	8/19/11	5/20/12
512B	Robert Dozier	ACQ	256.50	898.00	100.40	998.40	0.00	998.40	200.00	8/19/11	5/20/12
512C	Hayden Fronterhouse	ACQ	256.50	898.00	100.40	998.40	0.00	998.40	200.00	8/18/11	5/20/12
512D	Carson Fronterhouse	ACQ	256.50	898.00	100.40	998.40	0.00	998.40	200.00	8/18/11	5/20/12
513A	Phillip Ryan	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/18/11	5/20/12
513B	John Lewis	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/18/11	5/20/12
513C	Cole Marlow	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/18/11	5/20/12
513D	Bennett Hickey	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12

8

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
514A	Charlie Peskowitz	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/19/11	5/20/12
514B	Alexander Sands	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/18/11	5/20/12
514C	Zachary Elman	ACQ	227.50	786.00	152.00	938.00	0.00	938.00	200.00	8/17/11	5/20/12
514D	Jason Rogers	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/18/11	5/20/12
515A	Aleksandra Utterback	ACQ	309.50	1,439.00	(1,097.00)	342.00	0.00	342.00	0.00	7/1/11	7/31/11
515B	Aleksandra Utterback	ACQ	309.50	1,439.00	(1,097.00)	342.00	0.00	342.00	0.00	7/1/11	7/31/11
516A	James Melody	ACQ	227.50	808.00	(13.15)	794.85	0.00	794.85	200.00	8/16/11	5/20/12
516B	James Melody	ACQ	227.50	808.00	(13.15)	794.85	0.00	794.85	0.00	8/16/11	5/20/12
516C	Peyton Poynter	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	200.00	8/16/11	5/20/12
516D	Peyton Poynter	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	0.00	8/16/11	5/20/12
517A	Coley Kellogg	ACQ	309.50	929.00	21.40	950.40	0.00	950.40	200.00	8/16/11	5/20/12
517B	Coley Kellogg	ACQ	309.50	929.00	21.40	950.40	0.00	950.40	0.00	8/16/11	5/20/12
518A	Harrison Schuhmacher	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
518B	Jack Davis	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
518C	Marshall Perry	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/18/11	5/20/12
518D	Luke Turpin	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
519A	Kara Schell	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
519B	Noa Waks	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
519C	Martee Bagel	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
519D	Sooyeun Ahn	ACQ	227.50	860.00	158.50	1,018.50	0.00	1,018.50	200.00	8/19/11	12/14/11
520A	Thomas Duncan	ACQ	227.50	808.00	(13.15)	794.85	0.00	794.85	200.00	8/18/11	5/20/12
520B	Thomas Duncan	ACQ	227.50	808.00	(13.15)	794.85	0.00	794.85	0.00	8/18/11	5/20/12
520C	Matthew Williamson	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	200.00	8/16/11	5/20/12
520D	Matthew Williamson	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	0.00	8/16/11	5/20/12
521A	Chase Russo	ACQ	227.50	786.00	(36.65)	749.35	0.00	749.35	200.00	8/16/11	5/20/12
521B	Chase Russo	ACQ	227.50	786.00	(36.65)	749.35	0.00	749.35	0.00	8/16/11	5/20/12
521C	Lawrence West	ACQ	227.50	786.00	(36.65)	749.35	0.00	749.35	200.00	8/16/11	5/20/12
521D	Lawrence West	ACQ	227.50	786.00	(36.65)	749.35	0.00	749.35	0.00	8/16/11	5/20/12
601A	John Henry Beck	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
601B	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
601C	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
601D	Zach Dorflinger	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
602A	Matthew Luna	ACQ	309.50	929.00	224.00	1,153.00	0.00	1,153.00	200.00	8/17/11	5/20/12
602B	Bernard Mannon	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/19/11	5/20/12
603A	Brandon Goldberg	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
603B	Cole Horowitz	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
603C	Matthew Vine	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
603D	Harrison Pert	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
604A	Thomas Holshouser	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/18/11	5/20/12
604B	Braden Goldberg	ACQ	309.50	929.00	162.20	1,091.20	0.00	1,091.20	200.00	8/18/11	5/20/12
605A	Amanda Goldberg	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
605B	Nicole Daily	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
605C	Noa Ran	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
605D	Alexis Mosier	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12

9

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
606A	Carter Kemp	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/18/11	5/20/12
606B	Andrew Rexroat	ACQ	227.50	808.00	155.00	963.00	0.00	963.00	200.00	8/18/11	5/20/12
606C	Josh Oden	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/17/11	5/20/12
606D	VACANT	ACQ	228	808.00	0.00	0.00	0.00	0.00	0.00
607A	William Jones	ACQ	227.50	808.00	132.00	940.00	0.00	940.00	200.00	8/16/11	5/20/12
607B	Mike Schiller	ACQ	227.50	808.00	132.00	940.00	0.00	940.00	200.00	8/18/11	5/20/12
607C	Marius Moldvaer	ACQ	227.50	808.00	27.80	835.80	0.00	835.80	200.00	8/17/11	5/20/12
607D	Marius Moldvaer	ACQ	227.50	808.00	27.80	835.80	0.00	835.80	0.00	8/17/11	5/20/12
608A	David Robinson	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	0.00	8/17/11	5/20/12
608B	David Robinson	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	200.00	8/17/11	5/20/12
608C	Luke Coughlin	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
608D	Travis Sowards	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
609A	Gabrielle Gollomp	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
609B	Madison Kuhne	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
609C	Emlly Zagger	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
609D	Alexandra Jansen	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
610A	Adam Frankl	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/18/11	5/20/12
610B	Clay Colen	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
610C	Joshua Bethke	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
610D	Alec Reifer	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
611A	Alli Marbach	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
611B	Jacqueline Fenson	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
611C	Stephanie Mintz	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
611D	So Young Park	ACQ	227.50	860.00	158.50	1,018.50	0.00	1,018.50	200.00	8/19/11	12/14/11
612A	Brian Cavanaugh	ACQ	256.50	898.00	100.40	998.40	0.00	998.40	200.00	8/17/11	5/20/12
612B	Maurido Garza	ACQ	256.50	898.00	276.00	1,174.00	0.00	1,174.00	200.00	8/17/11	5/20/12
612C	Ethan Prescott	ACQ	256.50	898.00	213.40	1,111.40	0.00	1,111.40	200.00	8/16/11	5/20/12
612D	Chase Boswell	ACQ	256.50	898.00	213.40	1,111.40	0.00	1,111.40	200.00	8/19/11	5/20/12
613A	Samuel Cheatham	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
613B	Clifton Morris	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
613C	Roger Kelsey	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/18/11	5/20/12
613D	Everett Houston	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
614A	Ian Salzer	ACQ	227.50	786.00	208.00	994.00	0.00	994.00	200.00	8/18/11	5/20/12
614B	Ryan Alexander	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/19/11	5/20/12
614C	James Jenkins	ACQ	227.50	786.00	208.00	994.00	0.00	994.00	200.00	8/18/11	5/20/12
614D	Charles Denson	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/18/11	5/20/12
615A	Joshua Bidwell	ACQ	309.50	1,439.00	(1,125.16)	313.84	0.00	313.84	0.00	10/1/11	10/31/11
615B	Joshua Bidwell	ACQ	309.50	1,439.00	(1,125.16)	313.84	0.00	313.84	0.00	10/1/11	10/31/11
616A	John Scharnberg	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/17/11	5/20/12
616B	Reed Clemons	ACQ	227.50	808.00	268.00	1,076.00	0.00	1,076.00	200.00	8/17/11	5/20/12
616C	Gerrit Wheeler	ACQ	227.50	808.00	132.00	940.00	0.00	940.00	200.00	8/19/11	5/20/12
616D	Ryan Kelley	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/18/11	5/20/12
617A	Gabriel Huckabay	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/16/11	5/20/12
617B	Travis Bledsoe	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/16/11	5/20/12

10

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
618A	Austin Roth	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/18/11	5/20/12
618B	Jarrod Bresky	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/18/11	5/20/12
618C	Zachary Montana	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/18/11	5/20/12
618D	Kalvin Adams	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
619A	Marissa Shiller	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
619B	Rachel Walker	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
619C	Molly Bayme	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
619D	Kali Lang	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
620A	Matthew Archambault	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/16/11	5/20/12
620B	Mitchel Suson	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
620C	Alex Webster	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/18/11	5/20/12
620D	John Brandell	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/17/11	5/20/12
621A	Ira Poole	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/19/11	5/20/12
621B	Benjamin Grotta	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/19/11	5/20/12
621C	Bradley Stahl	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/19/11	5/20/12
621D	Adam Berenson	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/19/11	5/20/12
701A	Colin Harman	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
701B	Maclean Martin	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
701C	William Whitehead	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
701D	Chase Hudson	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
702A	Peter Stephens	ACQ	309.50	929.00	224.00	1,153.00	0.00	1,153.00	200.00	8/18/11	5/20/12
702B	Shyon Haghpeykar	ACQ	309.50	929.00	224.00	1,153.00	0.00	1,153.00	200.00	8/19/11	5/20/12
703A	Nelson Grimes	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/18/11	5/20/12
703B	Dylan Case	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/19/11	5/20/12
703C	Spence Howden	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
703D	Burwell Thompson	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/19/11	5/20/12
704A	Sofla Azizi	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/17/11	5/20/12
704B	Alexa Scafaria	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/19/11	5/20/12
705A	Ryan Pearlman	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
705B	James Cook	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
705C	Joshua Katlin	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
705D	Alex Sharrin	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
706A	Julia Bemstein	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/16/11	5/20/12
706B	Shannon Peskind	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
706C	Megan Okin	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
706D	Madison Lustig	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
707A	David Weiser	ACQ	227.50	808.00	132.00	940.00	0.00	940.00	200.00	8/19/11	5/20/12
707B	Adam Isenberg	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/18/11	5/20/12
707C	David Karp	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	0.00	8/16/11	5/20/12
707D	David Karp	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	200.00	8/16/11	5/20/12
708A	Meredith Zale	ACQ	227.50	860.00	68.40	928.40	0.00	928.40	200.00	8/16/11	5/20/12
708B	Haley Hammer	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
708C	Alexandra Glazer	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
708D	Hannah Humphrey	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12

11

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq F1	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
709A	Ross Barrett	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
709B	John Douthit	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
709C	Matt Ferguson	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	200.00	8/16/11	5/20/12
709D	Graham Soto-Kerans	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	200.00	8/16/11	5/20/12
710A	Kylie Blair	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
710B	Nicole Taha	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
710C	Abigail Adams	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
710D	Erin Jahn	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
711A	Ryan Pool	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/17/11	5/20/12
711B	John Durie	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
711C	Austin Shealy	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
711D	Ryan Wechter	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
712A	Clinton Whitley	DWN	256.50	898.00	100.40	998.40	0.00	998.40	200.00	8/19/11	5/20/12
712B	Randol Flume	DWN	256.50	898.00	100.40	998.40	0.00	998.40	200.00	8/19/11	5/20/12
712C	Jeremy Scheer	DWN	256.50	898.00	213.40	1,111.40	0.00	1,111.40	200.00	8/16/11	12/14/11
712D	Jeremy Stafman	DWN	256.50	898.00	213.40	1,111.40	0.00	1,111.40	200.00	8/17/11	5/20/12
713A	Samuel Nelson	DWN	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
713B	Kevin Solka	DWN	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
713C	Blake Willerman	DWN	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
713D	Joshua Weiss	DWN	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/17/11	5/20/12
714A	R. Hamblen	ACQ	227.50	786.00	0.00	786.00	0.00	786.00	200.00	8/16/11	5/20/12
714B	Will Wallace	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/16/11	5/20/12
714C	Blake Upchurch	ACQ	227.50	786.00	280.00	1,066.00	0.00	1,066.00	200.00	8/16/11	5/20/12
714D	Timothy McDugald	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
715A	Katelyn Bowyer	ACQ	309.50	1,439.00	(1,125.16)	313.84	0.00	313.84	0.00	8/15/11	9/14/11
715B	Katelyn Bowyer	ACQ	309.50	1,439.00	(1,125.16)	313.84	0.00	313.84	0.00	8/15/11	9/14/11
716A	Gardner McNeil	ACQ	227.50	808.00	31.50	839.50	0.00	839.50	200.00	8/18/11	5/20/12
716B	Gardner McNeil	ACQ	227.50	808.00	31.50	839.50	0.00	839.50	0.00	8/18/11	5/20/12
716C	Stephen Hewlett	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	200.00	8/18/11	5/20/12
716D	Stephen Hewlett	ACQ	227.50	808.00	(19.55)	788.45	0.00	788.45	0.00	8/18/11	5/20/12
717A	Vivek Vissanjl	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/19/11	5/20/12
717B	Jash Chorarla	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/16/11	5/20/12
718A	Andrew Rasansky	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
718B	Scott Birne	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/16/11	5/20/12
718C	Ellict Rosen	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
718D	Jonathan Kleinman	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
719A	Dean Butler	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/16/11	5/20/12
719B	Garrett Huffines	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
719C	John Noble	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/16/11	5/20/12
719D	Michael Aaron	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/18/11	5/20/12
720A	Eilory Euler	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/16/11	5/20/12
720B	Alexandra Frankel	ACQ	227-50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
720C	Aryana Esfahani	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/17/11	5/20/12
720D	Hillary Schweitzer	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/16/11	5/20/12

12

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
721A	Adrian Allen	ACQ	227.50	786.00	152.00	938.00	0.00	938.00	200.00	8/19/11	5/20/12
721B	Aaron Krage	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/19/11	5/20/12
721C	Joshua Hergott	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/18/11	5/20/12
721D	Todd Schoenfeld	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/18/11	5/20/12
801A	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
801B	VACANT	ACQ	228	860.00	0.00	0.00	0.00	0.00	0.00
801C	Michael Cramer	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	200.00	8/16/11	5/20/12
801D	Michael Cramer	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	0.00	8/16/11	5/20/12
802A	Cadell Alexander	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/18/11	5/20/12
802B	VACANT	ACQ	310	929.00	0.00	0.00	0.00	0.00	0.00
803A	Theodore Garber	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/18/11	5/20/12
803B	Max lntebl	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
803C	Brandon Bito	ACQ	227.50	860.00	216.00	1,076.00	0.00	1,076.00	200.00	8/17/11	5/20/12
803D	Andrew Rubinett	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
804A	William Bedillion	ACQ	309.50	929.00	100.00	1,029.00	0.00	1,029.00	200.00	8/16/11	5/20/12
804B	Lyles Carter	ACQ	309.50	929.00	224.00	1,153.00	0.00	1,153.00	200.00	8/16/11	5/20/12
805A	James Moore	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	0.00	8/19/11	5/20/12
805B	James Moore	ACQ	227.50	860.00	(51.30)	808.70	0.00	808.70	200.00	8/19/11	5/20/12
805C	William Reade	ACQ	227.50	860.00	(19.50)	840.50	0.00	840.50	200.00	8/16/11	5/20/12
805D	William Reade	ACQ	227.50	860.00	(19.50)	840.50	0.00	840.50	0.00	8/16/11	5/20/12
806A	Nicholas DeArman	ACQ	227.50	808.00	31.50	839.50	0.00	839.50	200.00	8/16/11	5/20/12
806B	Nicholas DeArman	ACQ	227.50	808.00	31.50	839.50	0.00	839.50	0.00	8/16/11	5/20/12
806C	Kyle Cunningham	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	200.00	8/16/11	5/20/12
806D	Kyle Cunningham	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	0.00	8/16/11	5/20/12
807A	Kleberg Reynolds	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	200.00	8/16/11	5/20/12
807B	Kleberg Reynolds	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	0.00	8/16/11	5/20/12
807C	William Doughtie	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
807D	William Gibson	ACQ	227.50	808.00	186.00	994.00	0.00	994.00	200.00	8/16/11	5/20/12
808A	Garrett Groos	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
808B	Christopher Casanova	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
808C	Alexander Seibel	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/17/11	5/20/12
808D	Ross Yudkin	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/17/11	5/20/12
809A	Brianna Mynar	ACQ	309.50	1,439.00	(1,105.00)	334.00	0.00	334.00	0.00	5/21/10	6/20/10
809B	Brianna Mynar	ACQ	309.50	1,439.00	(1,105.00)	334.00	0.00	334.00	0.00	5/21/10	6/20/10
810A	William Chesnut	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	200.00	8/18/11	5/20/12
810B	William Chesnut	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	0.00	8/18/11	5/20/12
810C	Colton Bickerstaff	ACQ	227.50	808.00	(13.70)	794.30	0.00	794.30	0.00	8/19/11	5/20/12
810D	Colton Bickerstaff	ACQ	227.50	808.00	(13.70)	794.30	0.00	794.30	200.00	8/19/11	5/20/12
811A	Stephen Montgomery	ACQ	309.50	929.00	162.20	1,091.20	0.00	1,091.20	200.00	8/18/11	5/20/12
811B	William Wommack	ACQ	309.50	929.00	150.00	1,079.00	0.00	1,079.00	200.00	8/16/11	5/20/12
812A	William Case	ACQ	227.50	860.00	(12.80)	847.20	0.00	847.20	200.00	8/17/11	5/20/12
812B	William Case	ACQ	227.50	860.00	(12.80)	847.20	0.00	847.20	0.00	8/17/11	5/20/12
812C	Steven Gay	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/19/11	5/20/12
812D	Paut Murphy	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12

13

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
813A	Dylan Watson	ACQ	227.50	860.00	110.60	970.60	0.00	970.60	200.00	8/17/11	5/20/12
813B	Bryce Bash	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
813C	Breck Bash	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
813D	Wesley Fischer	ACQ	227.50	860.00	100.60	960.60	0.00	960.60	200.00	8/17/11	5/20/12
814A	Roberto Toto	ACQ	227.50	808.00	(13.70)	794.30	0.00	794.30	200.00	8/19/11	5/20/12
814B	Roberto Toto	ACQ	227.50	808.00	(13.70)	794.30	0.00	794.30	0.00	8/19/11	5/20/12
814C	William Golden	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	200.00	8/17/11	5/20/12
814D	William Golden	ACQ	227.50	808.00	(58.65)	749.35	0.00	749.35	0.00	8/17/11	5/20/12
815A	Rachel Levy	ACQ	227.50	786.00	208.00	994.00	0.00	994.00	200.00	8/16/11	5/20/12
815B	Lauren Cohen	ACQ	227.50	786.00	100.80	886.80	0.00	886 .80	200.00	8/16/11	5/20/12
815C	Hayley Kraus	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
815D	Samantha Allen	ACQ	227.50	786.00	208.00	994.00	0.00	994.00	200.00	8/16/11	5/20/12
901A	Abdullah Albenyan	ACQ	227.50	860.00	21,43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
901B	Albara Alshammari	ACQ	227,50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
901C	Rayan Alhuwaimel	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
901D	Saud Almengash	ACQ	227,50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
902A	Taylor Denton	ACQ	309.50	929.00	162.20	1,091.20	0.00	1,091.20	200.00	8/16/11	5/20/12
902B	Catherine Kurzner	ACQ	309.50	929.00	162.20	1,091.20	0.00	1,091.20	200.00	8/16/11	5/20/12
903A	Abdulaziz Alsubhi	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
903B	Salem Altaweel	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
903C	Abdulaziz Alattas	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
903D	Sultan Alshaman	ACQ	227.50	860.00	21.43	881,43	0.00	881.43	200.00	1/8/11	12/14/11
904A	Farhan Panjwani	ACQ	309.50	929.00	(179.00)	750.00	0.00	750.00	200.00	8/19/11	5/20/12
904B	Farhan Panjwani	ACQ	309.50	929.00	(179.00)	750.00	0.00	750,00	0.00	8/19/11	5/20/12
905A	Abdulrahman Alshabibl	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
905B	Abdullah Akjami	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
905C	Abdulorahman Albakrl	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
905D	Rakan Alqahtani	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	1/8/11	12/14/11
906A	Whitney Antoniono	ACQ	227.50	808.00	31.50	839.50	0.00	839.50	200.00	8/16/11	5/20/12
906B	Whitney Antoniono	ACQ	227.50	808.00	31.50	839.50	0.00	839.50	0.00	8/16/11	5/20/12
906C	Allison Haberer	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12
906D	Julie Weltman	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
907A	Marjorie Grundfest	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
907B	Emily Barrasso	ACQ	227.50	808.00	155.00	963.00	0.00	963.00	200.00	8/16/11	5/20/12
907C	Morgan Doetsch	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
907D	Alessandra Rafalson	ACQ	227.50	808,00	155.00	963.00	0.00	963.00	200.00	8/16/11	5/20/12
908A	Troy Szymanski	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/16/11	5/20/12
908B	Brian Rosen	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/17/11	5/20/12
908C	Mark Izlar	ACQ	227.50	786.00	100.80	886.80	0.00	886.80	200.00	8/19/11	5/20/12
908D	Federico Rampazzo	ACQ	227.50	786.00	154.00	940.00	0.00	940.00	200.00	8/10/11	12/14/11
909A	Caltlin Gorman	ACQ	309.50	1,439.00	(1,111.00)	328.00	0.00	328.00	0.00	7/2/10	8/1/10
909B	Caltlin Gorman	ACQ	309.50	1,439.00	(1,111.00)	328.00	0.00	328.00	0.00	7/2/10	8/1/10
910A	Lindsey Alhadef	ACQ	227.50	808.00	78.80	886.80	0.00	886.80	200.00	8/16/11	5/20/12

14

		Avail	Unit	Market	Loss/	Occ	Monthly		Total	Move In	Lease
Unit	Resident	Code	Sq Ft	Rent	Gain	Rent	Conc	GPR	Deposit	Date	Exp Date
910B	Hayley Gruwer	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
910C	Ellie Goone	ACQ	227.50	808.00	155.00	963.00	0.00	963.00	200.00	8/16/11	5/20/12
910D	Brittany Korman	ACQ	227.50	808.00	210.00	l,018.00	0.00	1,018.00	200.00	8/17/11	5/20/12
911A	Min Wook Lee	ACQ	309.50	929.00	162.25	1,091.25	0.00	1,091.25	200.00	9/12/11	12/14/11
911B	Cem Yazicioglu	ACQ	309.50	929.00	162.00	1,091.00	0.00	1,091.00	200.00	10/12/11	12/11/11
912A	Mohammed Almutairy	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	5/28/11	12/14/11
912B	Abdulaziz Alnoaim	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	5/28/11	12/14/11
912C	Zaid Saoud Alkhaldi	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	5/28/11	12/14/11
912D	Abdulmajeed Metilo Almutairi	ACQ	227.50	860.00	21.43	881.43	0.00	881.43	200.00	5/28/11	12/14/11
913A	Megan Rosenthal	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/13/11	5/20/12
913B	Lauren Lakln	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/14/11	5/20/12
913C	Madison McGlamery	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/13/11	5/20/12
913D	Rachel Krakauer	ACQ	227.50	860.00	158.40	1,018.40	0.00	1,018.40	200.00	8/13/11	5/20/12
914A	Sydney Coggiola	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/16/11	5/20/12
914B	Caitlyn Wigler	ACQ	227.50	808.00	155.00	963.00	0.00	963.00	200.00	8/16/11	5/20/12
914C	Alexis Garay	ACQ	227.50	808.00	210.00	1,018.00	0.00	1,018.00	200.00	8/17/11	5/20/12
914D	Kayle Birdoff	ACQ	227.50	808.00	100.40	908.40	0.00	908.40	200.00	8/16/11	5/20/12
915A	University Towers Upgraded Model	ACQ	227.50	786.00	0.00	786.00	0.00	786.00	0.00	1/1/11	1/31/11
915B	University Towers Upgraded Model	ACQ	227.50	786.00	0.00	786.00	0.00	786.00	0.00	1/1/11	1/31/11
915C	University Towers Upgraded Model	ACQ	227.50	786.00	0.00	786.00	0.00	786.00	0.00	1/1/11	1/31/11
915D	University Towers Upgraded Model	ACQ	227.50	786.00	0.00	786.00	0.00	786.00	0.00	1/1/11	1/31/11
M01A	Hye Kyung Hwang	ACQ	309.50	929.00	(304.30)	624.70	0.00	624.70	200.00	8/10/11	5/20/12
M01B	Hye Kyung Hwang	ACQ	309.50	929.00	(304.30)	624.70	0.00	624.70	0.00	8/10/11	5/20/12
M02A	Wei Xin	ACQ	309.50	929.00	(304.30)	624.70	0.00	624.70	200.00	8/10/11	5/20/12
M02B	Wei Xin	ACQ	309.50	929.00	(304.30)	624.70	0.00	624.70	0.00	8/10/11	5/20/12
M03A	Benjamin Cox	ACQ	390	1,159.00	120.00	1,279.00	0.00	1,279.00	200.00	8/19/11	5/20/12
M04A	Marcus Gonzalez	ACQ	390	1,159.00	190.00	1,349.00	0.00	1,349.00	200.00	8/19/11	5/20/12
M05A	Alexandra La Valle	ACQ	390	1,159.00	190.00	1,349.00	0.00	1349.00	200.00	8/16/11	5/20/12

University Towers Austin (8790) Totals

641	Totals	154,012	555,703.00	12,436.95	540,026.95	0.00	0.00	540,026.95	104,600.00
608	Occupied Units	16,229.50	527,590.00
94.85	Percent Occupied	94.95	94.94
33	Vacant Units	7,782.50	28,113.00
5.15	Percent Vacant	5.05	5.06

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EXHIBIT O-2

Schedule of Retail Tenants

(See Attached)

UNIVERSITY TOWERS

RETAIL TENANTS

Suite	Tenant
#814A	Vacant
#815	Hensel Phelps Construction Co.
#817	Vacant
#819	Campus Condos
A-1	Austin City Realty
A-1a	Apogee Communications (storage)
A2	Only You Salon
ATM	Univ Federal Credit Union
BB	Austin Christmas Lighting
C, B1, B2	Longhorns Market
D	Vacant
G	PC GENIE
H	Abel’s Hair Design
N	Abel’s Copies
F	Vacant
E, I, J, M	Apogee Communications
#811 O, R	Board of Regents of the University of Texas System
P	Paradigm Books
Q	Integrated Arts
Roof	Cingular Wireless
Roof	Cricket Communications
Roof	Nextel
Roof	Sprint Spectrum
Roof	Verizon

EXHIBIT P

Litigation

Letter dated October 31, 2011, from Keel Nassour, L.L.P. Attorneys at Law, representing University Realty, Inc. Regarding: roof damage of nearby property.

Litigation relating to the 2010 University Towers real estate taxes.

EXHIBIT Q

Service Contracts

(See Attached)

University Towers

Master Contracts
Vendor Name	Type of Service	(Not Assumable)
Apartment Search by CORT fka Relocation Central by CORT	Apartment Locators	X
Apartments.com aka Classified Ventures	Advertising	X
CallSource	N - Call Tracking Service (Crossfire/Whos Calling)	X
My New Place (MNP)	Advertising	X
Property Solutions	N - Automated Payment Service	X
Rent.com	Advertising	X
RentWiki.Com	Advertising	X
PAS	Vending Machines	X

Vendor Name	Type of Service	Comments

24X7ER	Internet for Facilities	Monitoring Site that FF does not monitor: Cafeteria computer, Safelock (Keycard System), Parking Garage (Gate Card), Applicants on-line
Admiral Linen and Uniform Services fka. AmeriPride	Linen, Mat and Uniform Services for the Cafeteria
Apogee Telecom, Inc.	Telecommunications	Cable, Internet and Phone (Leasing Office and Residential Units)
BFI Waste Services of Texas dba Allied Waste Services of Austin	Waste/Recycling/Compactor Services
Brickman Group LTD, LLC - Austin, TX	Landscape Maintenance
Coinmach Corporation Austin	Laundry Services	Each Floor (9) have washers/dryers. There is Quarterly Rebate.
Contract Services Direct	Apartment Cleaning	Each Unit is cleaned bi-weekly
IKON Office Solutions, Bobbie Davis	Copier Maintenance	???
Kings III of America dba Kings III Emergency Communications	Elevator Phones	3 in Building and 2 in the Garage
Kings III of America dba Kings III Emergency Communications	Emergency Pool Phone Lines	1 only
Muzak - Texas Wired Music, Inc.	On-Hold Audio
Otis Elevator Company Austin TX	Elevator Maintenance	Renewed in Jan 2011 and runs thru for 5 years. 5 Elevators are serviced.
Securitas Security Services USA, Inc. Austin	Courtesy Patrol	weekly: 3 and Weekends: 5
Southwestern Bell Telephone Company - Easement	Easement Agreement	???
Sysco Corporation	Food Services	Food Services for the Cafeteria
Terminix International Company LP	Pest Control

EXHIBIT R

Environmental and Geotechnical Reports

(See Attached)

EXHIBIT R

As of December 6, 2011

ENVIRONMENTAL AND OTHER REPORTS

1.              Lead-based paint operations and maintenance program prepared for FF Realty LLC by Blackstone Consulting LLC on August 1, 2006.

2.              Lead-based paint operations and maintenance program prepared for Berkshire Mortgage Finance, L.P. by Blackstone Consulting LLC on March 31, 2003.

3.              Limited Phase II Environmental Site Assessment for FF Realty LLC by Blackstone Consulting LLC on July 28, 2006.

4.              Phase 1 Environmental Site Assessment for FF Realty LLC by Blackstone Consulting LLC on August 1, 2006.

5.              Phase 1 Environmental Site Assessment prepared for Citigroup Global Markets Realty Corp. and TMAC University Towers LLC by Blackstone Consulting LLC on August 5, 2005.

6.              Geotechnical Investigation University Towers Parking Deck Structure by Fugro Consultants LP for FF Development L.P. on October 5, 2006.

7.              Moisture Management Plan for FF Realty, LLC by Blackstone Consulting LLC on August 30, 2006.

8.              Texas Department of State Health Services Mold Remediation Notification Form dated 10/29/2010 signed by John Scrogin, ARC Abatement.

9.              University Towers Unit 813 Mold Remediation by ARC Abatement for FF Properties LP on November 1, 2010.

10.        University Tower Unit 813 Post Remediation Clearance Report for Fairfield 24 Street Towers Ltd., by Terracon on March 8, 2011, Terracon Project No. 96107490.

11.        MEP/FLS Condition Report University Towers by Hughes Consulting Engineering, PA for Blackstone Consulting LLC on May 25, 2006.

12.        Property Condition Assessment for TMAC University Towers LLC and Citigroup Global Markets Realty Group by Blackstone Consulting LLC on July 29, 2005.

13.        Property Condition Assessment for FF Realty LLC by Blackstone Consulting LLC on September 20, 2006.

14.        Property Condition Assessment DRAFT for FF Realty LLC by Blackstone Consulting LLC on June 6, 2006 and University Towers Immediate Repairs and Replacement Needs excel file.

15.        University Towers Property Condition Assessment Photos Project number FFRETX001.02

16.        Asbestos Abatement Close-Out Report University Towers –Lobby Ceiling Abatement Project EHP Project No. 070750 dated December 28, 2007.

17.        Asbestos Operations and Maintenance Program University Towers.  Prepared by Blackstone Consulting for Berkshire Mortgage Finance L.P. dated March 31, 2003.

18.        Asbestos Operation and Maintenance Program University Towers. Prepared by Blackstone Consulting for FF Realty LLC dated August 1, 2006.

19.      Confirmation Asbestos Sampling Report University Towers – Tower I, EHP Project No. 070750 dated October 3, 2007.

20.      Confirmation Asbestos Sampling Report University Towers- Cafeteria Ceramic Tile Project, EHP Project No. 070750 dated December 17, 2007.

21.      Pre-Renovation Asbestos and Lead-Based Paint Survey Report University Towers prepared for Fairfield Residential LLC by Blackstone Consulting LLC dated July 9, 2007.

22.      Letter from Astex Environmental Services, Inc. dated December 4, 2008, regarding Limited Lead-in-Paint Testing University Towers, Austin, Texas AES Project No.:AES-07-C-4306.

23.      Confirmation Asbestos Sampling Report – Tower I Piano Room (Mezzanine), 8th/9th Floor Laundry Rooms, and 10th Floor Study Room 801 West 24th Street – Austin, Texas 78705 EHP Project No. 070750 dated February 28,2008 from EHP Consulting, LLC.

24.      Letter from Terracon regarding Asbestos Consulting Services Future Café Fresh Suite 715 West 23rd Street, Austin, TX Terracon Project No. 96107392 dated October 19, 2010.

25.      Asbestos Abatement Future Café Fresh Suite 715 West 23rd Street, Austin, TX, Terracon Project No. 96107392 dated November 12, 2010.

26.      Post Remediation Clearance Testing University Towers Tower B Room 813, Terracon, Project No. 96107490 prepared for Fairfield 24 Street Towers LTD, dated March 8,2011.

27.      Asbestos Survey University Towers Retail Suite 0, 715 West 23rd street by Terracon, Project No. 96117080 dated March 10, 2011.

28.      Asbestos removal report from Environmental Consultants, Inc. dated January 3, 1990, to Mr. Al Grimp.

NOTE: Additional environmental reports will be provided if made available by 3rd parties.

EXHIBIT S

Prohibition Against Condominium Conversion Agreement

(See Attached)

RECORDING REQUESTED BY:

WHEN RECORDED MAIL THIS INSTRUMENT TO:

Meltzer, Purtill & Stelle LLC
1515 E. Woodfield Road,
Second Floor
Schaumburg, Illinois 60173
Attn: Michael J. Wolfe, Esq.

SPACE ABOVE THIS LINE FOR RECORDER’S USE

University Towers

PROHIBITION AGAINST

CONDOMINIUM CONVERSION AGREEMENT

THIS PROHIBITION AGAINST CONDOMINIUM CONVERSION AGREEMENT (the “Condominium Agreement”) is made and entered into as of                            , 2011, by and between FAIRFIELD 24TH STREET TOWERS LTD., a Texas limited partnership (“Seller”) and                                   (“Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser’s predecessor in interest by assignment,                                           , have entered into that certain Agreement of Sale dated                     , 2011 (the “Sale Agreement”) relating to the sale by Seller to Purchaser of that certain parcel of real property, located in Austin, Texas and more particularly described on Exhibit “A” attached hereto (the “Land”) together with certain apartment buildings and related personal property and other rights located thereon and relating thereto (the “Improvements” and the Land and the Improvements collectively referred to herein as the “Property”).

WHEREAS, pursuant to and subject to the terms and conditions of Paragraph 15 of the Sale Agreement,                                      , has assigned all of its right, title, interest and obligations as purchaser under the Sale Agreement with respect to the Property to Purchaser and Purchaser has assumed all of the obligations of                          as purchaser under the Sale Agreement, including, but not limited to, the obligation to execute and deliver this Condominium Agreement.

WHEREAS, as a condition to Seller conveying the Property to Purchaser and in consideration of Seller accepting the purchase price and conveying the Property as set forth in the Sale Agreement to Purchaser, Purchaser has agreed with Seller to execute and record this

1

Condominium Agreement providing for certain restrictions relating to the future use of the Property for a period of time after the date of this Condominium Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Seller and the Purchaser hereby agree as follows:

Section 1. Definitions and Interpretation. The following terms shall have the respective meanings assigned to them in this Section I unless the context in which they are used clearly requires otherwise:

“Appraised Value” - As defined in Section 6 hereof.

“Assumption Agreement” – As defined in Section 2 hereof.

“Condominium Conversion” - Shall mean the filing or recording of any document providing for the conversion of the Property to a form of condominium ownership under any state or local statute or ordinance.

“County” - the county in which the Land is located.

“Deed” – A Limited Warranty Deed, Special Warranty Deed, Quitclaim or Grant Deed.

“Event of Default” - As defined in Section 11 hereof.

“Fairfield Entities” – FFR Trust, FFRT Development L.P., FFRT Residential LLC and FF Properties L.P., and each of their successors and assigns.

“First Mortgage” – As defined in Section 20 hereof.

“First Mortgagee” – As defined in Section 20 hereof.

““Hazardous Materials” or “Hazardous Substances” - Shall mean (i) hazardous wastes, hazardous materials, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as “hazardous wastes,” “hazardous materials,” “hazardous substances,” “toxic substances,” “pollutants,” “contaminants,” “radioactive materials”, “toxic pollutants”, or other similar designations in, or otherwise subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), 42 U.S.C. § 9601 et seq.; the Toxic Substance Control Act (“TSCA”), 15 U.S.C. § 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1802; the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 9601, et seq.; the Clean Water Act (“CWA”), 33 U.S.C. § 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; the Clean Air Act (“CAA”), 42 U.S.C. § 7401 et seq.; and in any permits, licenses, approvals, plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other

2

similar federal, state or local laws, regulations, rules or ordinance now or hereafter in effect relating to environmental matters; and (ii) any other substances, constituents or wastes subject to any applicable federal, state or local law, regulation or ordinance, including any environmental law, now or hereafter in effect, including but not limited to (A) petroleum, (B) refined petroleum products, (C) waste oil, (D) waste aviation or motor vehicle fuel and their byproducts, (E) asbestos, (F) lead in water, paint or elsewhere, (G) radon, (H) Polychlorinated Biphenyls (PCB’s), (I) ureaformaldehyde, (J) volatile organic compounds (VOC), (K) total petroleum hydrocarbons (TPH), (L) benzine derivative (BTEX), (M) petroleum byproducts and (N) methane gas or any of its derivatives.

“Improvements” - As defined in the Recitals hereof.

“Indemnified Parties” - As defined in Section 3 hereof.

“Land” - As defined in the Recitals hereof.

“MSREF Entities” – Shall mean Morgan Stanley Real Estate Fund V U.S., L.P., a Delaware limited partnership, Morgan Stanley Real Estate Fund V Special U.S., L.P., a Delaware limited partnership, MSP Real Estate Fund V., L.P., a Delaware limited partnership, Morgan Stanley Real Estate Investors V U.S., L.P., a Delaware limited partnership, MSP Co-Investment Partnership V, L.P., a Delaware limited partnership, and MSP Co-Investment Partnership V-A, L.P., a Delaware limited partnership, and each of their successors and assigns.

“Property” - As defined in the Recitals hereof.

“Property Conditions” - As defined in Section 3 hereof.

“Purchaser” - As defined in the Preamble hereof. In the event more than one person and/or entity executes this Condominium Agreement as Purchaser, each such person and/or entity which comprises Purchaser under this Condominium Agreement shall be jointly and severally liable for all of the obligations, covenants, liabilities and indemnifications of the Purchaser under this Condominium Agreement.

“Repurchase Date” - As defined in Section 6 hereof.

“Repurchase Notice” - As defined in Section 6 hereof.

“Residential Rental Property” - Shall mean property used for the rental of apartments to the general public under leases providing for residential use by any occupant of any apartment.

“Seller” - As defined in the Preamble hereof.

“Term” - As defined in Section 7 herein.

“Units” - Shall mean any portion of the Property created in connection with any Condominium Conversion.

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Section 2. No Condominium Conversion. The Purchaser hereby acknowledges and agrees that during the Term of this Condominium Agreement:

(a.)                                 The Property shall not be subject to any Condominium Conversion and neither shall any portion of the Property be converted to Units for sale in connection with a Condominium Conversion nor shall the title to any such Units be transferred to any party.

(b.)                                No part of the Property will at any time be owned or used as a cooperative housing corporation or stock corporation.

The Purchaser hereby covenants to include the requirements and restrictions contained in this Condominium Agreement in any documents transferring any interest (other than a leasehold interest to an individual tenant) in the Property to another person to the end that such transferee had notice of, and is bound by, the requirements and restrictions hereof, and to obtain the agreement from any transferee in the form of Exhibit I attached hereto (the “Assumption Agreement”) requiring said transferee to abide to all the requirements and restrictions contained in this Condominium Agreement.

Section 3.  Indemnification. Upon the occurrence of an Event of Default (as defined in Section 11 hereof), Purchaser agrees to indemnify, defend and hold harmless the Seller, and each of its members, partners, officers, directors, trustees, affiliates (including but not limited the Fairfield Entities and the MSREF Entities) parents, subsidiaries, shareholders, managers, beneficiaries, employees and agents, together with any and all current and former affiliates of any of the foregoing (collectively, the “Indemnified Parties”) from any and all demands, claims, including claims for personal injury, property damage or death, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever, whether in tort, contract or otherwise (including without limitation, court costs and attorneys’ fees and disbursements) arising out of, or in any way relating to claims made or brought by any party or parties who acquire or contract to acquire any ownership interest in the Property following the date hereof, their agents, employees and successors and assigns in connection with or related to (i) the physical condition of the Property including, without limitation, latent or patent defects, and claims relating to the existence of asbestos, any other construction defects, claims relating to mold, all structural and seismic elements, all mechanical, electrical, plumbing, sewage, heating, ventilating, air conditioning and other systems, the environmental condition of the Property and the presence of Hazardous Materials or Hazardous Substances on, under or about the Property, and (ii) any law or regulation applicable to the Property, including, without limitation, any environmental law and any other federal, state or local law; (the matters described in (i) and (ii) hereof collectively the “Property Conditions”); provided, however, that Purchaser shall be liable under the foregoing provisions only for direct and actual damages, and not punitive, consequential or incidental damages. . Purchaser and any successor or assignee of Purchaser does now and shall at all times consent to the right of Indemnified Parties to approve and appoint defense counsel and to participate in or assume the defense of any claim. Until any determination is made in any appropriate legal proceeding challenging the obligation of Purchaser herein, Purchaser’s obligations under all the terms and provisions of this Section shall remain in full force and effect. Purchaser acknowledges that it is

4

a sophisticated and experienced purchaser of real estate and has reviewed with its counsel the full meaning and affect of the foregoing indemnity.

Purchaser’s Initials

Section 4.  Consideration. In consideration of the Seller’s acceptance of the purchase price for the Property from Purchaser and the delivery of the Deed for the Property from Seller to Purchaser, Purchaser has entered into this Condominium Agreement and has agreed to restrict the uses to which the Property can be put on the terms and conditions set forth herein.

Section 5.  Sale or Transfer of the Property. The Purchaser hereby covenants and agrees not to sell, transfer or otherwise dispose of the Property, or any portion thereof (other than for individual tenant use as contemplated hereunder), without obtaining from the Purchaser’s purchaser or transferee the executed Assumption Agreement assuming the Purchaser’s duties and obligations under this Condominium Agreement and recording same in the real estate records of the County. Delivery of a recorded copy of the Assumption Agreement shall constitute conclusive evidence that the sale or transfer complies with the transfer provisions of this Section and shall automatically release Purchaser from all obligations under this Agreement except for any act or omission committed by Purchaser prior to the recordation date of the Assumption Agreement.

Section 6.  Option to Repurchase. In addition to all other rights and remedies of Seller under this Condominium Agreement, upon an Event of Default hereunder, it is expressly stipulated and agreed that upon written notice (“Repurchase Notice”) from Seller or any one of the Fairfield Entities to the Purchaser or any successor or assign of Purchaser, an executed Deed conveying fee simple title in the Property in recordable form from the then title holder of the Property shall be delivered to Seller or any of the Fairfield Entities designated in the Repurchase Notice in the manner herein provided on a date which is sixty (60) days from the date of the Repurchase Notice (the “Repurchase Date”). In consideration of the delivery of said Deed there shall be paid to said title holder on the Repurchase Date in the manner herein provided an amount (the “Repurchase Price”) equal to the lesser of (a) the purchase price for the Property paid to Seller by Purchaser in accordance with the terms of the Sale Agreement; or (b) the Appraised Value of the Property minus (x) any amount needed to satisfy in full any lien, mortgage or trust deed encumbering the Property; the amount of all real estate taxes then due and owing in connection with the Property; an amount equal to any and all real estate taxes not yet due and payable but accruing through the Repurchase Date; an amount equal to all security deposits or other deposits to be returned to any tenant occupying the Property and all transfer taxes and other stamps, intangible, documentary, recording, sales taxes and surtaxes imposed by law in connection with said transfer; provided, however, notwithstanding any provision in this Agreement to the contrary, in no event shall the Repurchase Price for the Property be less than an amount that allows for the payment in full of the amount of any indebtedness of other amounts secured by any First Mortgage on the Property including, without limitation, the principal balance if such indebtedness, unpaid interest thereon (at the non-default and/or default rate of interest), costs, fees, prepayment premium and/or fees, if any, and any other amount secured by such First Mortgage (collectively, the “Mortgage Balance”). As used in this Section the term

5

“Appraised Value” shall mean the appraised value of the Property as shown in an appraisal of the Property prepared by an appraiser acceptable to Seller and/or a Fairfield Entity in its sole discretion dated no later than the date of the Repurchase Notice. Notwithstanding anything herein to the contrary, the payment of Repurchase Price and delivery of the Deed hereunder shall be handled through an escrow with a nationally recognized title insurance company which escrow shall provide for payment in full of the Mortgage Balance of any First Mortgage out of the proceeds of the Repurchase Price paid by Seller prior to the disbursement of any proceeds to the Purchaser or any third parties.

Section 7.  Term. This Condominium Agreement and all and several of the terms hereof shall become effective upon its execution and delivery and shall remain in full force and effect until December 31, 2018 (the “Term”). Upon the termination of the Term of this Condominium Agreement, the parties hereto agree to execute, deliver and record appropriate instruments of release and discharge of the terms hereof; provided, however, that the execution and delivery of such instruments shall not be necessary or a prerequisite to the termination of this Condominium Agreement in accordance with its terms.

Section 8.  Covenants to Run With the Land. The Purchaser and Seller hereby subjects the Property to the covenants, reservations and restrictions set forth in this Condominium Agreement. The Purchaser and the Seller hereby declare their express intent that the covenants, reservations and restrictions set forth herein shall be deemed covenants running with the land and shall pass to and be binding upon the Purchaser’s successors in title to the Property; provided, however, that on the termination of this Condominium Agreement said covenants, reservations and restrictions shall expire. Each and every contract, deed or other instrument hereafter executed covering or conveying the Property or any portion thereof shall conclusively be held to have been executed, delivered and accepted subject to such covenants, reservations and restrictions, regardless of whether such covenants, reservations and restrictions are set forth in such contract, deed or other instrument.

Section 9.  Burden and Benefit. The Seller and the Purchaser hereby declare their understanding and intent that the burden of the covenants set forth herein touch and concern the Land in that the Purchaser’s legal interest in the Property is rendered less valuable thereby. The Purchaser and the Seller hereby further declare their understanding and intent that the benefit of such covenants touch and concern the Land by enhancing and increasing the enjoyment and use of the Property by persons entitled to rent the apartments contained therein.

Section 10.  Uniformity: Common Plan. The covenants, reservations and restrictions hereof shall apply uniformly to the entire Property in order to establish and carry out a common plan for the use of the Property.

Section 11.  Enforcement. If the Purchaser or any successor or assign of Purchaser defaults under Section 2(a), 2(b) or 5 of this Condominium Agreement, and if such default remains uncured for a period of thirty days after notice thereof shall have been given by any of the Indemnified Parties to the Purchaser, then the Seller or any of the Indemnified Parties may declare an “Event of Default” to have occurred hereunder, and, at any of said Parties option, it may take any one or more of the following steps:

6

(i)             by mandamus or other suit, action or proceeding at law or in equity, to require the Purchaser or its successors and assigns to perform its obligations and covenants hereunder including but not limited to conveying the Property to Seller and/or any Fairfield Entity pursuant to Section 6 hereof, or enjoin any acts or things which may be unlawful or in violation of the rights of the Seller hereunder;

(ii)             have access to and inspect, examine and make copies of all of the books and records of the Purchaser pertaining to the Property; or

(iii)            take such other action at law or in equity as may appear necessary or desirable to enforce the obligations, covenants and agreements of the Purchaser hereunder.

All rights and remedies as set forth herein shall be cumulative and non-exclusive to the extent permitted by law.

Section 12.  Recording and Filing. The Seller shall cause this Condominium Agreement and all amendments and supplements hereto and thereto, to be recorded and filed in the real property records of the County and in such other places as the Seller may reasonably request. The Purchaser shall pay all fees and charges incurred in connection with any such recording.

Section 13.  Attorneys’ Fees. In the event that a party to this Condominium Agreement brings an action against any other party to this Condominium Agreement by reason of the breach of any condition or covenant, representation or warranty in this Condominium Agreement, or otherwise arising out of this Condominium Agreement, the prevailing party in such action shall be entitled to recover from the other reasonable attorneys’ fees to be fixed by the court which shall render a judgment, as well as the costs of suit.

Section 14.  Governing Law. This Condominium Agreement shall be governed by the laws of the State where the Land is located.

Section 15.  Amendments. This Condominium Agreement shall be amended only with the express written consent of the Seller, or by any one (1) of the Fairfield Entities for or on behalf of the Seller, by a written instrument executed by the parties hereto or their successors in title, and duly recorded in the real property records of the County.

Section 16.  Execution of Termination. Any one (1) of the Fairfield Entities is authorized and empowered to execute a termination of this Condominium Agreement with the full force and effect as though it had been executed by the Seller.

Section 17.  Notice. Any notice required to be given hereunder shall be made in writing and shall be given by personal delivery, , overnight courier, certified or registered mail, postage prepaid, return receipt requested, at the addresses specified below, or at such other addresses as may be specified in writing by the parties hereto:

7

SELLER:

c/o Fairfield Residential LLC

5510 Morehouse Drive

Suite 200

San Diego, California 92121

Attn: Gino A. Barra

858/457-2123

858/457-3982 (FAX)

E-Mail: gbarra@ffres.com

with a copy to:

Meltzer, Purtill & Stelle LLC

1515 East Woodfield Road

Suite 250

Schaumburg, Illinois 60173

Attn: Michael J. Wolfe

847/330-6052

847/330-1231 (FAX)

E-mail: mwolfe@mpslaw.com

PURCHASER:

Behringer Harvard Stonegate, LLC

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Attention: Victor Mendiola

469/341-2849

214/655-1610 (FAX)

Email: vmendiola@behringerharvard.com

with a copy to:

Robert L. Abbott, P.C.

2828 Routh Street, Suite 500

Dallas, Texas 75201

Attention: Robert L. Abbott

214/849-9874

214/849-9823 (FAX)

Email: abbott@rabbottpc.com

Notice shall be deemed given three business days after the date of mailing, by certified mail, postage prepaid, return receipt requested, or, if delivered by overnight courier, one business day after the date of mailing, or, if personally delivered, when received.

8

Section 18.  Severability. If any provision of this Condominium Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions hereof shall not in any way be affected or impaired thereby.

Section 19.  Multiple Counterparts. This Condominium Agreement may be simultaneously executed in multiple counterparts, all of which shall constitute one and the same instrument, and each of which shall be deemed to be an original.

Section 20.  Mortgagee’s Rights.

(a)                                    Definitions. For purposes of this Section 20, the following terms shall have the following meanings:

“First Mortgage” shall mean any bona-fide unpaid and outstanding mortgage or deed of trust on the Property or other instrument creating a security interest against the Property having priority of record over all other recorded liens except those governmental liens and statutory liens which are made superior by statute.

“First Mortgagee” shall mean the holder of any First Mortgage.

(b)                                   Transfer of Property to or from First Mortgagee. Notwithstanding the provisions of Section 5 hereof, no sale, transfer, or other disposition of the Property including, but not limited to, a conveyance pursuant to a deed-in-lieu of foreclosure or the sale of the Property at a foreclosure to (i) a First Mortgagee, (ii) an affiliate of a First Mortgagee, (iii) a purchaser at a foreclosure sale, and (iv) any transferee of a First Mortgagee or affiliate of a First Mortgagee (collectively a “Foreclosure Purchaser”), shall require the execution and delivery of the Assumption Agreement by the Foreclosure Purchaser as called for under Section 5 of this Condominium Agreement. Nothing in this paragraph shall be deemed to negate or make unenforceable any other covenant of this Condominium Agreement against said Foreclosure Purchaser including but not limited to the restrictions contained in Section 2 and said Foreclosure Purchaser by taking title to the Property agrees that it has assumed and shall be bound by said restrictions in Section 2, the provisions of Section 5 in connection with any subsequent sale or transfer of the Property, and all other terms and conditions of this Condominium Agreement.

(c)                                    No Amendments. No amendment of this Condominium Agreement shall be effective without the written consent and approval of any First Mortgagee, which shall not be unreasonably withheld, conditioned and/or delayed.

Section 21.  Joint and Several Liability of Purchaser. In the event more than one person and/or entity executes this Condominium Agreement as Purchaser, each such person and/or entity which comprises Purchaser under this Condominium Agreement shall be jointly and severally liable for all of the obligations, covenants, liabilities and indemnifications of the Purchaser under this Condominium Agreement.

[signature page to follow]

9

IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date set forth above.

PURCHASER:

By:
Name:
Title:

STATE OF	)
) ss.
COUNTY OF	)

On                      ,      , before me, the undersigned, a Notary Public in and for said County and State, personally appeared                                                                                    , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

WITNESS my hand and official seal.

Notary Public

10

SELLER:

FAIRFIELD 24TH STREET TOWERS LTD.,
a Texas limited partnership

		By:	FF StudentCo C LLC,
a Delaware limited liability company, its General Partner

			By:	StudentCo LLC, Series C,
a Delaware series limited liability company, its Managing Member

By:
Name:
Title:

STATE OF CALIFORNIA	}
COUNTY OF	} S.S.

On                                  ,                before me,                                                                            , a Notary Public in and for said County and State, personally appeared,                                                                                                                                                      , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:

(Notary Seal)

11

EXHIBIT A

Legal Description of Land

12

EXHIBIT I

space above this line for recorder’s use

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of this           day of             ,       , by and between                                 (the “Assignor”), and                 , a                                                (the “Assignee”).  This Agreement is hereby deemed to be effective by the parties hereto as of the date of recordation of the Deed transferring title to the Project (as defined below) from the Assignor to the Assignee (the “Deed Recordation Date”).

WHEREAS, Assignor has executed that certain Prohibition Against Condominium Conversion Agreement (“Condominium Agreement”) with                                                      (“Seller”) dated                            , and recorded as document number                           encumbering the land and all improvements thereon (the “Project”) as legally described in Exhibit “A” attached hereto; and

WHEREAS, the Assignee desires to acquire and the Assignor desires to sell, convey, and transfer to the Assignee, the Assignor’s entire ownership interest in the Project, which sale, conveyance, and transfer requires the assumption by the Assignee of the rights, duties, and obligations of the Assignor under the Condominium Agreement relating to the period from and after the Deed Recordation Date; and

WHEREAS, the Assignee is willing to assume such obligations under the Condominium Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       Recitals and Definitions. The recitals set forth above are true and accurate and are incorporated herein by reference. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Condominium Agreement.

2.       Assignment and Assumption. The Assignor hereby assigns to the Assignee all of the Assignor’s right, title, duties and obligations under the Condominium Agreement, and the Assignee hereby accepts and unconditionally assumes in full and agrees to be bound by and perform all of the duties, agreements, indemnities, and obligations of the Assignor under the Condominium Agreement

13

arising from and after the Deed Recordation Date, which assumption shall be effective upon the Deed Recordation Date.

3.       Release. The parties hereto agree that the Assignor shall be released from all liability for obligations to be performed under the Condominium Agreement on and after the Deed Recordation Date, but, except as expressly set forth in Section 5 below, shall remain liable in accordance with the terms of the Condominium Agreement for any obligation arising prior to the Deed Recordation Date. The parties hereto acknowledge and agree that all of the terms, conditions, and provisions of the Condominium Agreement shall remain in full force and effect.

4.       Representations, Warranties and Covenants.

A.      The Assignor hereby represents, warrants, and covenants that to its knowledge (a) it is not in default under any of the covenants, representations, or warranties contained in the Condominium Agreement, (b) it has not received any notice of default relating to the Condominium Agreement.

B.       The Assignee hereby represents, warrants, and covenants that by its execution of this Agreement (a) it has unconditionally assumed in full all of the duties, agreements, and obligations of the Assignor under the Condominium Agreement, which assumption shall be effective upon the Deed Recordation Date and (b) covenants not to assert against any of the Indemnified Parties defined in the Condominium Agreement, any claims relating to the Property Conditions defined in the Condominium Agreement.

5.       Release of Indemnity. The parties hereto agree that as of the Deed Recordation Date, the Assignor shall be released from its obligation to provide indemnity, based upon, pertaining or due to, or arising with respect to any act or omission occurring on and after the Deed Recordation Date, under the Condominium Agreement.

Assignor shall remain obligated to indemnify the Indemnified Parties and their respective officers, members, directors, officials, agents and employees pursuant to the terms of the Condominium Agreement for any claim arising out of events occurring prior to the Deed Recordation Date.

Assignee shall become obligated to indemnify the Indemnified Parties and their respective officers, members, directors, officials, agents and employees pursuant to the terms of the Condominium Agreement for any claim arising out of events occurring from and after the Deed Recordation Date.

6.       Notice. All correspondence and notices given or required to be given to the Assignor under the Condominium Agreement, from and after the Deed Recordation Date, shall be provided to the Assignee and shall be addressed as follows:

Assignee:

14

Copy to:

Assignor:

Copy to:

7.       Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions hereof shall not in any way be affected or impaired thereby.

8.       Joint and Several Liability of Assignee. In the event more than one person and/or entity executes this Agreement as Assignee, each such person and/or entity which comprises Assignee under this Agreement shall be jointly and severally liable for all of the obligations, covenants, liabilities and indemnifications of the Assignee under this Agreement and of the Purchaser under the Condominium Agreement.

9.       Successors and Assigns. This Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective successors and assigns.

10.     Counterparts. This Agreement may be executed in multiple counterparts, all of which, when taken together, shall be deemed an original upon execution.

[SIGNATURES ON FOLLOWING PAGE]

15

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

“ASSIGNOR”

[SIGNATURES CONTINUED ON NEXT PAGE]

16

“ASSIGNEE”

17

EXHIBIT A

Legal Description of Project

18

STATE OF	)
) ss.
COUNTY OF	)

On                               ,                 , before me, the undersigned, a Notary Public in and for said County and State, personally appeared                                                          , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

WITNESS my hand and official seal.

Notary Public

19

STATE OF	)
) ss.
COUNTY OF	)

On                               ,                    , before me, the undersigned, a Notary Public in and for said County and State, personally appeared                                                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument

WITNESS my hand and official seal.

Notary Public

20

EXHIBIT T

Lien Claims

NONE

EXHIBIT U

Intentionally Omitted

EXHIBIT V

Schedule of Tenant Claims or Breaches

NONE

EXHIBIT W

Rent Guidelines

(See Attached)

Circle One
University Towers Housing Application	New or Current Resident
Spring 2012
January 15 - May 20

To apply for housing at University Towers, Please submit this completed application with a $50.00 non-refundable application fee and a $200.00 security deposit. Please note that acceptance of this application and applicable fees do not guarantee a room reservation. Room style reservations are assigned on an availability basis. A Residence Lease will be sent when your application is accepted and a room style is assigned. You must properly sign and return the Residence Lease along with a $200.00 reservation activity fee.

Name
	(First)	(Last)	(Middle)

Gender: [ ] Male [ ] Female	Date of Birth	- -
(Month) (Day) (Year)

Telephone	( ) -	( ) -	Email Address
	(Home)	(Cell)

Mailing Address

(Street)	(City)	(State/Country)	(Zip Code)

Permanent Address

(Street)	(City)	(State/Country)	(Zip Code)

Parent or Guardian	Telephone ( ) -

Guarantor:
	(First Name)	(Middle Name)	(Last name)	(Email Address)

Address
	(Street)	(City)	(State/Country)	(Zip Code)

The University to be attended:

[ ] University of Texas at Austin [ ] Austin Community College [ ] St. Edwards University [ ] TIEP [ ] House of Tutors

Requested Occupancy Date:[ ] 11-12 Academic Year [ ] Fall Semester [ ] Spring Semester [ ] Summer Semester

Pricing Information

•                  All Prices are per person and include utilities, housekeeping, furnishings, access to all recreational activities, and sales tax. Local telephone service, unlimited internet access, private Voice mailbox and local cable television service is provided to all residents at no additional charge. There is an additional cost for long distance telephone calls premier cable television packages.

•                  Limited parking is available at University Towers for an additional fee. Parking is offered on a first-come, first-served basis according to the date of receipt of a signed lease contract.

•                  Meal plans are optional and will be added to the total cost of the contract. Once a contract has been executed it will not be possible to reduce the meal plan.

•                  All credit card transactions will be charged a $19.95 fee upon payment.

Please Mark your preferences for Room Styles, Payment Plan and Meal Plan Options. You must select 2 Room Style preferences, a single payment plan and a single Meal Plan option. Your application will not be complete and accepted until all information is complete.

Room Style Options	Payment Plan Options
List in order of preference 1st and 2nd	Please select a plan
☐ A1, One Bedroom and One Bath Shared Bedroom	☐ Plan A One Payment due 11/1/11
☐ B1, Two Bedrooms and One Bath Style A – Shared Bedroom
☐ B2, Two Bedrooms and One Bath Style B – Shared Bedroom
☐ B3, Two Bedrooms and Two Baths Shared Bedroom	Upgrade Options
☐ B4, Extra-Large Two Bedrooms and Two Baths shared Bedroom	☐ Standard Apartment
☐ E1, Private Studio	☐ Upgraded Apartment
☐ A1, One Bedroom and One Bath Private Bedroom	Meal Plan Options (per semester)
☐ B1, Two Bedrooms and One Bath Style A – Private Bedroom	☐ 19 Meals a week ($800)
☐ B2, Two Bedrooms and One Bath Style B – Private Bedroom	☐ 14 Meals a week ($750)
☐ B3, Two Bedrooms and Two Baths private Bedroom	☐ 10 Meals a week ($700)
☐ B4, Extra-Large Two Bedrooms and two Baths Private Bedroom	☐ NO MEALS Option

Meal Plans

(Per Semester/Optional)

19 meals a week - $800

14 meals a week - $750

10 meals a week - $700

Room Style	Plan A
Options

A1, 1/1 shared bedroom	$4,924
A1, 1/1 shared bedroom upgrade	$5,456
A1, 1/1 private apartment	$7,557
A1, 1/1 private Upgrade	$7,950
B1, 2/1 A shared bedroom	$4,170

B1, 2/1 A private bedroom	$6,883

B2, 2/1 B shared bedroom	$4,170

B2, 2/1 B Private bedroom	$6,883

B3, 2/2 shared bedroom	$4,553
B3, 2/2 shared bedroom upgrade	$5,092
B3, 2/2 private bedroom	$7,512
B3, 2/2 private upgrade	$8,572
B4, XL 2/2 shared bedroom	$5,027

Space is reserved only upon signing of a separate lease agreement by all parties concerned.

DEPOSIT PAYMENT METHOD:

☐ Check/ Check #

$200.00 deposit, along with a $62.00 transaction fee will be charged to my:

☐ Credit Card       For the easy to follow Credit Card payment option please go to www.Rentpayment.com

*Please note above that there is a $62.00 transaction fee for a credit card payment*

I understand that the lease contract will reflect the sum of charges for my meal plan selection, payment plan selection, and availablility of my room style preferences. I understand my reservation will only be guaranteed when all of the following are complete and on file at University Towers: the housing application, application fee, damage deposit, a fully executed residence lease signed by all parties (Resident, Guarantor and University Towers Representative) along with the $200.00 reservation/activity payment, and any monies due as outlined by the Residence Lease.

Resident’s Signature	Guarantor’s Signature	Date

Please return your resident application to University Towers at the address below along with the the $200.00 security deposit. Make checks payable to University Towers and mail to the address below. For your convenience, application for housing may be made via fax (512-469-9823) or log on to www.universitytowers.com. Acceptance of this application does not assure a room reservation.

I heard about University Towers from: (check one)

☐ Family	☐ UT Website	☐ UT Sports Program

☐ Friend	☐ Radio	☐ Housing Fair

☐ Mail	☐ High School Counselor	☐ Locator Service

☐ Other	☐ Flyer/Mailer

University Towers	Phone 512-472-5846 or 1-800-944-8859
801 W.24th St.	www.universitytowers.com
Austin, TX 78705	Fax 512 469-9823

Circle One
University Towers Housing Application	New or Current Resident
2012-2013

To apply for housing at University Towers, Please submit this completed application with a $50.00 non-refundable application fee and a $200.00 security deposit. Please note that acceptance of this application and applicable fees do not guarantee a room reservation. Room style reservations are assigned on an availability basis. A Residence Lease will be sent when your application is accepted and a room style is assigned. You must properly sign and return the Residence Lease along with a $400.00 reservation activity fee.

Name
	(First)	(Last)	(Middle)

Gender: [ ] Male [ ] Female	Date of Birth	- -
(Month) (Day) (Year)

Telephone	( ) -	( ) -	Email Address
	(Home)	(Cell)

Mailing Address

(Street)	(City)	(State/Country)	(Zip Code)

Permanent Address

(Street)	(City)	(State/Country)	(Zip Code)

Parent on Guardian	Telephone ( ) -

Guarantor:
	(First Name)	(Middle Name)	(Last Name)	(Email Address)

Address
	(Street)	(City)	(State/Country)	(Zip Code)

The University to be attended:

[ ] University of Texas at Austin [ ] Austin Community College [ ] St. Edwards University [ ] TIEP [ ] House of Tutors

Requested Occupancy Date:[ ] 12-13 Academic Year [ ] Fall Semester [ ] Spring Semester [ ] Summer Semester

Pricing Information

•                  All prices are per person and include utilities, housekeeping, furnishings, access to all recreational activities, and sales tax. Local telephone service, unlimited internet access, private voice mailbox and local cable television service is provided to all residents at no additional charge. There is an additional cost for long distance telephone calls premier cable television packages.

•                  Limited parking is available at University Towers for an additional fee. Parking is offered on a first-come, first-served basis according to the date of receipt of a signed lease contract.

•                  Meal plans are optional and will be added to the total cost of the contract. Once a contract has been executed it will not be possible to reduce the meal plan.

•                  All credit card transactions will be charged a $62.00 fee upon payment.

Please Mark your preferences for Room Styles, Payment Plan and Meal Plan Options. You must select 2 Room Style preferences, a single Payment Plan and a single Meal Plan option. Your application will not be complete and accepted until all information is complete.

Room Style Options	Payment Plan Options
List in order of preference 1st and 2nd	Please Select a plan
☐ A1, One Bedroom and One Bath Shared Bedroom	☐ Plan A One Payment due 6/1/12
☐ B1, Two Bedrooms and One Bath Style A – Shared Bedroom	☐ Plan B Two Payments due 6/1/12 & 11/1/12
☐ B2, Two Bedrooms and One Bath Style B – Shared Bedroom	☐ Plan C Ten Payments due 6/1/12 – 3/1/13
☐ B3, Two Bedrooms and Two Baths Shared Bedroom	Upgrade Options
☐ B4, Extra-Large Two Bedrooms and Two Baths Shared Bedroom	☐ Standard Apartment
☐ E1, Private Studio	☐ Upgraded Apartment
☐ A1, One Bedroom and One Bath Private Bedroom	Meal Plan Options (per Academic Year)
☐ B1, Two Bedrooms and One Bath Style A – Private Bedroom	☐ 19 Meals a week ($1599)
☐ B2, Two Bedrooms and One Bath Style B – Private Bedroom	☐ 14 Meals a week ($1499)
☐ B3, Two Bedrooms and Two Baths Private Bedroom	☐ 10 Meals a week ($1399)
☐ B4, Extra-Large Two Bedrooms and Two Baths Private Bedroom	☐ NO MEALS Option

Meal Plans

(Per Academic Year/Optional)

19 meals a week - $1599

14 meals a week - $1499

10 meals a week - $1399

*** Upgrade means: Remodeled units on floors 5 through 9. Hardwood floors Instead of carpet, black-on-black appliances and modern style furniture ***

	Plan A	Plan B	Plan C
Room Style Options	One Payments 6/1/11	Two Payments 6/1/11 & 11/1/12	Ten Payments 6/1/12 & 3/1/13
E1, Studio Private Apartment	$11,994	$6,342	$1,338
E1, Studio Private Apartment upgrade	$12,494	$6,395	$1,349

A1, 1/1 shared bedroom	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
A1, 1/1 shared bedroom upgrade	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
A1, 1/1 private apartment	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
A1, 1/1 private Upgrade	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]

B1, 2/1 A shared bedroom	$7,868	$4,170	$882
B1, 2/1 A shared bedroom upgrade	$8,868	$4,700	$994
B1, 2/1 A private bedroom	$12,987	$6,883	$1,455
B1, 2/1 A private upgrade	$14,987	$7,943	$1,679

B2, 2/1 B shared bedroom	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
B2, 2/1 B shared bedroom upgrade	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
B2, 2/1 B private bedroom	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
B2, 2/1 B private upgrade	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]

B3, 2/2 shared bedroom	$8,606	$4,553	$960
B3, 2/2 shared bedroom upgrade	$9,606	$5,092	$1,076
B3, 2/2 private bedroom	$14,174	$7,512	$1,588
B3, 2/2 private upgrade	$16,174	$8,572	$1,812

B4, XL 2/2 shared bedroom	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
B4, XL 2/2 shared bedroom upgrade	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
B4, XL 2/2 private bedroom	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
B4, XL 2/2 private bedroom upgrade	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]

** There is a 6% increase between payment plans.**

Space is reserved only upon signing of a separate lease agreement by all parties concerned.

DEPOSIT PAYMENT METHOD:

☐ Check/ Check #

$50.00 application fee & $200.00 deposit, along with a $62.00 transaction fee will be charged to my:

☐ Credit Card      For the easy to follow Credit Card payment option please go to www.Rentpayment.com

*Please note above that there is a $62.00 transaction fee for this form of payment*

I understand that the lease contract will reflect the sum of charges for my meal plan selection, payment plan selection, and availability of my room style preferences. I understand my reservation will only be guaranteed when all of the following are complete and on file at University Towers: the housing application, application fee, damage deposit, a fully executed residence lease signed by all parties (Resident, Guarantor and University Towers Representative) along with the $400.00 reservation/activity payment, and any monies due as outlined by the Residence Lease.

Resident’s Signature	Guarantor’s Signature	Date

Please return your resident application to University Towers at the address below along with the $50.00 application fee and the $200.00 security deposit. Application fee and reservation fee may not be used as part of contract payment. Make checks payable to University Towers and mail to the address below. For your convenience, application for housing may be made via fax (512-469-9823) or log on to www.universitytowers.com. Acceptance of this application does not assure a room reservation.

I heard about University Towers from: (check one)

☐ Family	☐ UT Website	☐ UT Sports Program

☐ Friend	☐ Radio	☐ Housing Fair

☐ Mail	☐ High School Counselor	☐ Locator Service

☐ Other	☐ Flyer/Mailer

University Towers	Phone 512-472-5846 or 1-800-944-8859
801 W.24 St.	www.universitytowers.com
Austin, TX 78705	Fax 512 469-9823

EXHIBIT X

Form of Retail Tenant Estoppel Certificate

(See Attached)

Exhibit X

ESTOPPEL CERTIFICATE

(Retail Tenants)

This Estoppel Certificate is dated as of                              ,  2011 and is made by                   (the “Tenant”) to Fairfield 24th Street Towers Ltd. (“Landlord”) in connection with the                          dated                 (“Lease”) between Tenant and Landlord pursuant to which Tenant leases the space commonly known as                      (“Leased Premises”) at the retail space improvements in the University Towers project located at 801 West 24th Street, Austin, Texas (the “Property”).

Tenant hereby represents that the following statements are true and correct as of the date hereof with respect to the Lease and the Leased Premises:

(a)                               The material business terms of the Lease are as follows:

Landlord: Fairfield 24th Street Towers Ltd.

Lease Date:                                .

Commencement Date:                                 .

Subleases (if any):                                    .

Amendments and Modifications (if any):                                  .

Current Monthly Base Rent:                                  .

Current Expense Reimbursement (if applicable and if actual figures are available):                         .

Expiration Date:                                    .

Security or other Deposit: $                                  .

(b)                              The Lease is in full force and effect, and, together with the Amendments and Modifications listed above, if any, comprises Tenant’s entire agreement with Landlord concerning the Leased Premises.

(c)                               Tenant has accepted and is in possession of the Leased Premises and does not presently assert any Landlord default, claim against Landlord or matured right of setoff.

(d)                              Tenant is not entitled to any free rent nor any credit, offset or deduction in rent, nor other leasing concessions except as set forth in the Lease.

(e)                               Tenant has not notified Landlord of any matured right to terminate or to cancel the Lease.

(f)                                 Tenant has not assigned its interest in the Lease.

(g)                              Tenant has paid all rentals, charges and additional rent through                                    , 2011.

(h)                              Except as follows, Tenant has not prepaid more than one month in advance any rent or other amounts to Landlord (note any exception:                                                .

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(i)                                  Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal. [Note any exceptions:                                                                                                                                                        .]

(j)                                  Tenant has no rights or options to purchase the Leased Premises.

(k)                               Except as follows, a true and correct copy of the Lease and all Lease amendments and modifications are attached hereto as Exhibit A (note any exceptions:                                                                                    ].

The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Property. For purposes hereof, the term “Benefited Parties” means (a)                                        , a Delaware limited liability company and its successors, assigns, and designees; and (b) any lender to which any party described in the foregoing clause (a) grants a deed of trust, mortgage or other lien upon the Premises.

[signature page to follow]

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NOW THEREFORE, the Tenant has executed this Estoppel Certificate on the day and year first above written.

TENANT

By
Title

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